Listing Report:Supplement No. 147 dated Jan 19, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 262733
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$538.87

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1996	Debt/Income ratio:	19%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$337	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	BidD	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-659 (Jan-2008) 540-559 (Jan-2007)
Principal balance:	$143.24	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Adoption Expenses
Hello and thank you for taking the time to read my listing!

The purpose of this loan would be for adoption expenses for our little family.? My wife and I are unable to have children (the conventional way).? We adopted our first child almost two years ago and she is the love of my life.? We are hoping to bring another sweet child into our family soon, but need help financing the adoption.

I currently work as an insurance agent in Utah.? I am self employed and have a well established business.? I?have payed off a loan through Prosper that helped me?pay off old credit card debt.? For that I am VERY grateful.? I?was never a day late on those payments?and will be able to make these payments with no problem.? I should be able to pay this loan off very early.?

I am genuinely grateful for any consideration you might give me in this matter.? We are very excited and hopeful about the prospect of adding another beautiful child to our family.? Please feel free to email me if there are any questions that I can answer for you.

Thanks again for taking the time.? Have a great day!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425921
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	9	Length of status:	12y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,982	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	forceful-greenback1	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to? consolidate my debt. I have many credit cards that are near the max and have high interest rates.

My financial situation:
I am a good candidate for this loan because? I am reliable. I have a low-end credit score because of being near the max on all my cards. I always make my payments on time. I just want to consolidate to one loan with a lower interest rate. I make good money racing horses and will always be able to make my payments.

Monthly net income: $ 10,000.00

Monthly expenses: $
??Housing: $ 1200.00
??Insurance: $ 170.00
??Car expenses: $ 0.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 160.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 500.00
??Credit cards and other loans: $ 1,000.00
??Other expenses: $ 3,000.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	27 / 21	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	87	Length of status:	14y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,069	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	22%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nickel-gatherer	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
supplies
to make day care purchases. ( supplies)

At this time i do not have enough money to do so.

I am Financial responsible and i plan to repay this loan within a timely manner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441155
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	5.90%	Starting borrower rate/APR:	6.90% / 7.24%	Starting monthly payment:	$308.31

Auction yield range:	3.06% - 5.90%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	4.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1997	Debt/Income ratio:	5%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$533	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	progressive-basis7	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Assist with a move from Hawaii
Purpose of loan:
This loan will be used to assist in comfortably making a move from Hawaii to California.

My financial situation is good, I have been saving money regularly for the past five years, I have never been late on a payment, I just need the supplemental funding to assist in the move.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441747
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	26.99%	Starting borrower rate/APR:	27.99% / 30.34%	Starting monthly payment:	$144.75

Auction yield range:	8.06% - 26.99%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1986	Debt/Income ratio:	36%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$38,102	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	note-shrubbery	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation, pay off 2 cards
Purpose of loan:
This loan will be used to? Pay off 2 credit cards that went to 30% recently and now have a yearly fee.

My financial situation:
I am a good candidate for this loan because... I can easily?afford the monthly payment and I take my debt seriously.? The payment for this loan will replace the minimum monthly payment on 2 of my high interest cards so my monthly expenses will remain the same.??I have listed twice before and I realize I am going to have to pay a higher interest rate due to the delinquincies on my report.??That is o.k. as I would?want the interest that I am paying to go to someone other than the dishonest credit card companies.? These 2 cards were at 16.9% interest with no other fees, when like most of america, my rate nearly doubled to 29.99% with the added insult of a yearly fee.??Somebody will be collecting interest on my debt regardless of who it is.? I would much prefer to be giving it to YOU!??My housing, utilities and phone cable payments are my half of the monthly bill. My husband pays the other half.? A little info on the public record.? I was forced into bankruptcy 5 years ago due to a very very stupid decision to loan a so called "friend" a very large amount of money, only to have them disappear.?? Before that my credit was flawless.? I just need to be given the chance to prove again that I am credit worthy and responsible.? I have learned a very hard lesson.?I will never again?allow myself to be in the situation I found myself 5 years ago.? Since the bankruptcy I have a perfect payment history.?????Thanks for your bid!
Monthly net income: $ 2688
Monthly expenses: $?2072
??Housing: $?370
??Insurance: $ 110
??Car expenses: $ 612
??Utilities: $ 95
??Phone, cable, internet: $ 40
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 345
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441931
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	11.06% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	13 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$82,914	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	credible-rate4	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt relief post twins
Purpose of loan:
This loan will be used to consolidate credit card debt we accrued when we were expecting our twin boys, now 6 months, due to increased medical and personal expenditures (travel to and from medical center to see specialist).

My financial situation:
We are good candidates for this loan because, despite our lower rating, we are very responsible and believe in paying back what we owe. We own our home and business (7 years old), including two commercial locations. The recent credit card company policy changes have negatively affected us with super high rates, despite excellent payment history. We'd like to get those cards with the highest rates under control. Prosper recommends a higher interest rate but in order for this to be advantageous to me, the starting interest rate is where it would make a difference for us. If the loan doesn't happen, then that's okay. We hope someone will believe in us and give us this chance. Thanks, in advance.

Monthly net income: $6500

Monthly expenses: $5000
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442471
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.74%	Starting monthly payment:	$36.15

Auction yield range:	8.06% - 17.00%	Estimated loss impact:	6.89%
Lender servicing fee:	1.00%	Estimated return:	10.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-2006	Debt/Income ratio:	25%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,670	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	BOYFROMVEGAS	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate Chase credit card, they want to increase my interest rate, which is not fair, because of economy. The interest on ?my other credit cards is low, so I don't need help.?
My financial situation:
I am a good candidate for this loan because I am honest and I have a good experience to plan on time my payments, and to achieve my goals.?This is the first time for me when I tried to borrow money from Prosper and I am kind of curious to see how it?s working.

Monthly net income: $ 1,900.00?

Monthly expenses: $
??Housing: $ 400
??Insurance: 116$
??Car expenses: $ 400
??Utilities: 0$
??Phone, cable, internet: $ 50?
??Food, entertainment: $ 150
??Clothing, household expenses: $ 0
??Credit cards and other loans: $ 400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442581
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 25.99%	Starting monthly payment:	$117.23

Auction yield range:	8.06% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1994	Debt/Income ratio:	7%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,229	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	active-coin4	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for University
Purpose of loan:
This loan will be used to further my education.

My financial situation:
I am a good candidate for this loan because of my good credit and intense work habits. I'm a responsible hard working man

Monthly net income: $ 4333

Monthly expenses: $ 1000
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442721
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	20y 0m
Amount delinquent:	$0	Revolving credit balance:	$8,699	Occupation:	Psychologist
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	counselu5	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	660-679 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-719 (Dec-2007)
Principal balance:	$5,931.83	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
READ THIS ONE, you won't be sorry!
Purpose:
This loan will be used to pay off debt incurred to improve/fix up our new home. ?In 2009, we had the good fortune to buy a bank owned home for less than market value, but it needed a little improving. ?The loan will reduce our monthly credit expense from $1200 to $783, improving cash flow by $417/month.???

Financial situation:
Monthly Net 2009: ?$6,667
Monthly Expenses: ?$4,992 ?(reduce to $4,575) with approved loan
Projected Net 2010: $7,667 (increase in our associates lease)

Credit Score/HR rating:
Why score dropped: we have a new mortgage and have some credit card balances over 50% of the ?credit limit.?

Income/Business Growing:
Our Prosper loan for business expansion is current. ?It has been paid down from $15,000 to $5900. ?The expansion, now complete, enables us to now accept ALL health plans. ?Our business has grown,?and will continue to grow with the ability to see more patients.

Equity
Combined Home/Business Equity: $290k
Home property value: $350k/loan balance $295k
Office property value: $450k/loan balance: $220k

Excellent Credit with Lenders:
For our recent (2009) mortgage we provided full financial documentation to Wells Fargo and got a 5% interest rate. Our office loan is at 6.6% with our credit union.

Looking Beyond HR:
One of our phrases in psychology is: ?past behavior is a good indicator of future behavior? and it is true for lenders, that?s why they rely so much on the FICO score. ?FICO wants 6 months or more or new payment history to rate you once you take out a new mortgage and as for credit usage - it?s over 50% of the card limit ?so we are being penalized until the mortgage is ?seasoned? and cards paid down.?

Rather than pay an outside financial, or pay credit cards, we would like to deal with P2P lending again, as it is a win/win for all. ?This is where commonsense comes into play. ?The credit cards were used for repairs not willy nilly frivolous indulgences, but to make our home whole and to get in on a great deal, with built-in equity. ?We are not in the habit of ?running them up.? ?That?s the beauty of Prosper: the lenders are not computers, but people who can look at the whole picture, for what it really is.??

I live within my means, and my credit is important to me, and in?9 years, I have never been late on a payment, ever and promise to pay this loan on time and as agreed.

Monthly expenses: $ 4,992

Housing: $ 2186???
Insurance: $ 150???
Car expenses: $ 356???
Utilities: $ 300???
Phone, cable, internet: $ 100???
Food, entertainment: $ 500???
Clothing, household expenses $ 100???
Credit cards and other loans: $ 1200???
Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442727
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.01%	Starting borrower rate/APR:	10.01% / 12.12%	Starting monthly payment:	$225.90

Auction yield range:	4.06% - 9.01%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1998	Debt/Income ratio:	43%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$48,055	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cash-historian	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Citi
Purpose of loan:
This loan will be used to? pay off my credit card, and a few of the medical bills.

My financial situation:
I am a good candidate for this loan because?I pay all of my bills on time, and am trying to pay off all credit! I had been paying down my credit until I got pregnant last year. I had a very rough pregnancy requiring home health care to set up a pack I wore 24 hours a day until I was 7 months pregnant. It was antinausea medication zofran. I was unable to work since I was?so sick, I would go in, be sick in our Lab or bathroom and have to go home. I didn't get on short term dissability, I just ran out my vacation time then had no pay days. I thought my delivery should be smooth after that, but no. I went? 9 days past my due date, and had to be induced. I had 38 hours of labor, three failed epidural, then C-section. A week later I got an infection and was put back into a different hospital.?My open incision did not heal closed until my son was?3 months old.?I do have insurance, but am paying 2 hospitals,?and multiple doctors, and home health bills. When I was pregnant most all of our cash was going to bills and we were charging gas and groceries. It adds up very quickly! Since I have gone back to work we have not charged anything and are determined to get everything paid off. And of course I have to say my son was very worth all of it, but I want to be financially able to start saving for his future!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442751
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.43%	Starting monthly payment:	$60.35

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	4 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,336	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cash-lyrics	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating College Debt
Purpose of loan:
This loan will be used to help pay off credit card debt and applied towards loans, both of which I accumulated during my time at the University of Florida. I have recently graduated and am working with an internet start-up business and would like to consolidate my payments.

My financial situation:
I consider myself a perfect candidate for this loan because I am a responsible college graduate who is well respected by his peers. I have never missed a payment on any of my credit cards and I take my credit score seriously. I plan to be very diligent in this loan process so that I leave my name in good standing here on prosper.com. I currently work with an internet start-up business which is on the cusp of great things during a very short period of time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442763
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$249.48

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1980	Debt/Income ratio:	24%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Retired
Now delinquent:	0	Total credit lines:	17	Length of status:	25y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,097	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	repayment-excellence	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off accounts
Purpose of loan:
This loan will be used to? repay other loans to save money

My financial situation:
I am a good candidate for this loan because? I need? to?regroup?

Monthly net income: $ 4006.

Monthly expenses: $
??Housing: $ 235.
??Insurance: $ 80.
??Car expenses: $ 45.
??Utilities: $ 125.????????????????????????
??Phone, cable, internet: $100.
??Food, entertainment: $200.
??Clothing, household expenses $ 00.
??Credit cards and other loans: $ 250.
??Other expenses: $ 150.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442775
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1978	Debt/Income ratio:	15%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	11	Total credit lines:	43	Length of status:	13y 11m
Amount delinquent:	$111	Revolving credit balance:	$6,126	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	102%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	blue-loot-emperor	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards and home impro
Purpose of loan:
This loan will be used to pay off my credit cards.? I also want to purchase some items for home improvement.

My financial situation:
I am a good candidate for this loan because I have, and have always had a steady job.? I have been working over 33 years.? My former bankruptsy was paid off in full in three years instead of the five years that was given to me.? I chose to pay off my debts instead of having them erased.? This choice was made because I wanted to show my debtors that?I wanted to honor my commitment to pay them.? At that time bankruptcy was the only choice for me.? I have been paying my bills since then. I was able to buy a home and I want to eliminate my current bills and have just two or three payments.? I intend to cancel all of my cards except one (you always need one for hotels, etc.) and have only my house payment, this bill and my utilities.

Monthly net income: $ 4,000

Monthly expenses: $ 2,350
??Housing: $ 1,140
??Insurance: $ 0
??Car expenses: $?150
??Utilities: $ 135
??Phone, cable, internet: $ 310
??Food, entertainment: $ 120
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442781
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2006	Debt/Income ratio:	36%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	3 / 4	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	4	Length of status:	3y 2m
Amount delinquent:	$287	Revolving credit balance:	$80	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	newest-likeable-note	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442787
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$163.02

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-2003	Debt/Income ratio:	26%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,752	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	112%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	integrity-miser8	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off my credit cards.

My financial situation:
I am a good candidate for this loan because? I am very reliable with my payments...I just got a big raise at work and have more money to pay my cards off so that I can get out of debt.

Monthly net income: $ 1500

Monthly expenses: $ 660
??Housing: $ 0
??Insurance: $ 175 ????
??Car expenses: $ 220
??Utilities: $ 0
??Phone, cable, internet: $ 30
??Food, entertainment: $ 25
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 173
??Other expenses: $ 37
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442801
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.77%	Starting borrower rate/APR:	31.77% / 34.17%	Starting monthly payment:	$130.28

Auction yield range:	14.06% - 30.77%	Estimated loss impact:	15.41%
Lender servicing fee:	1.00%	Estimated return:	15.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1991	Debt/Income ratio:	37%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	10 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	45	Length of status:	3y 2m
Amount delinquent:	$203	Revolving credit balance:	$14,103	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	1
Screen name:	silver-paladin	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off my Credit cards
Purpose of loan:
This loan will be used to pay off the balances on several credit cards.? The consolidation of all of my bills will allow me to make 1 monthly payment rather than several.

My financial situation:
I am a good candidate for this loan because I have a?excellent work history and I'm a hard worker.? I was divorced/separated back in 2005 and the the situation with my ex-husband caused my credit issues to spiral.? I have been working to pay the bills that he left me with for quite a while.? It's unfortunate that I have been put in this situation, but I am encouraged and I continue to work towards zero balances.?

Monthly net income: $ 2974.00

Monthly expenses: $
??Housing: $ 550.
??Insurance: $ 150.00
??Car expenses: $ 330.00
Utilities: $ 200.00
??Phone, cable, internet: $ 100.
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ Childcare $300.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442805
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$123.12

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1992	Debt/Income ratio:	45%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	17 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$8,465	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Homeownership:	No
Inquiries last 6m:	1
Screen name:	DaSnake	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	720-739 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 3% )	540-559 (Nov-2006) 520-539 (Oct-2006) 540-559 (Oct-2006) 520-539 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Mustang GT Repairs
This loan will be used to make repairs to my 1996 Mustang GT.? Currently it needs to have a new intake manifold and air conditioner compressor along with complete tune up.? The estimate from the Southway Ford dealership here in San Antonio is around $4300 for parts and labor not counting taxes.?I am only asking for $3000 to get the intake manifold replaced and complete tune-up at this time, I can wait until the summer for the AC repairs.?This will be my second loan here through Prosper; my payments for this loan will be automatic withdrawals from my account.?The one late payment to Prosper was due to?my retirement from the U.S. Army after 21 years and a delay in my retirement/disability pay.?I recently started?on a new job and will have no problems making my payments.?? Thank you for considering me for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442807
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2000	Debt/Income ratio:	7%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	13y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,966	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Lilybell	Borrower's state:	Missouri	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	540-559 (Nov-2007) 520-539 (Apr-2007) 520-539 (Mar-2007)
Principal balance:	$1,052.64	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
paying off credit cards
Purpose of loan:
We would like to have just one monthly payment?

My financial situation:
We are in very good shape actually.? We have about $2000 dollars of credit card debt, and a prosper loan for another thousand.? We have?$1500 in tax debt to pay off as well.? All of these are very managable and we make all our payments on time.? We are buying a house in a few months and are looking to get our credit card debt?down to near zero.? Installment debt is veiwed differently by the credit bureaus and this should help us get a better rate, clean up our debt, and have money in the bank for closing costs.? We have been paying on our previous Prosper loan for a little over 2 years and with the funding of this loan we will completely pay off the first.? We had an excellent experience with Prosper the first time and look foward to using the service again.

Monthly net income:?$4200 - $6000 (depending on overtime worked)

Monthly expenses: $ 3034
??Housing:?$1120
??Insurance:?$84
??Car expenses:?$384
??Utilities: $250
??Phone, cable, internet: $96
??Food, entertainment: $400
??Clothing, household expenses: $150
??Credit cards and other loans: $400
??Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442813
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 25.99%	Starting monthly payment:	$156.30

Auction yield range:	8.06% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1998	Debt/Income ratio:	17%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,211	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	red-brilliant-market	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest credit car
Purpose of loan:
This loan will be used to pay off a high interest rate credit card.?

My financial situation:
I am a good candidate for this loan because I have a full time job that secure in a 5 year contract.? I also have a spouse that contributes to the monthly budget.? I also do pay my bills on time.?

Monthly net income: $ 2600 (not including spouses income)

Monthly expenses: $
??Housing: $ 960
??Insurance: $ 130
??Car expenses: $ 230
??Utilities: $ 100
??Phone, cable, internet: $ 145
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $ 160
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442815
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.05%	Starting borrower rate/APR:	15.05% / 17.22%	Starting monthly payment:	$346.90

Auction yield range:	6.06% - 14.05%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1983	Debt/Income ratio:	33%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	22 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$49,233	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	annapickle	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	740-759 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-719 (Jul-2008)
Principal balance:	$6,241.93	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
furniture for outdoor seating
Purpose of loan:
?We are a successful fast casual restaurant. At lunch our dining room is filled to capacity. We would like to purchase outdoor furniture to have additional seating spring through fall. We will also be using a portion of it for marketing.??

My financial situation:
We have been in business for 3 years. We have a proven record of repaying our loans.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442817
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$687.47

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1989	Debt/Income ratio:	27%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	11 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	5y 6m
Amount delinquent:	$129	Revolving credit balance:	$19,172	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	majestic-fairness	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit card debt
Purpose of loan:
This loan will be used to?? To pay off high interest rate bills and close these out by turning them into one managable monthly payment.

My financial situation:
I am a good candidate for this loan because? As the Father and leader of my family I have always paid my motgage and big ticket items on time.? Due to receent set back on my spouse's part ( laid off)? I have fallen behind on 2 credit cards.? We stand united together as a family that things are getting better.

Monthly net income: $
5610.00
Monthly expenses: $
??Housing: $ 2135
??Insurance: $ 100
??Car expenses: $ 400
??Utilities: $ 250
??Phone, cable, internet: $ 125
??Food, entertainment: $ 320
??Clothing, household expenses $ 65
??Credit cards and other loans: $ 586
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442823
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,480.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$110.79

Auction yield range:	4.06% - 33.00%	Estimated loss impact:	2.27%
Lender servicing fee:	1.00%	Estimated return:	30.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1991	Debt/Income ratio:	6%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	31 / 27	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	95	Length of status:	12y 8m
Amount delinquent:	$0	Revolving credit balance:	$8,222	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	JGuide	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	760-779 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	760-779 (Jul-2009) 720-739 (Oct-2008) 760-779 (Jan-2008)
Principal balance:	$297.66	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Prosper Lender to Reinvest
Good Morning,?
???? I am looking to borrow some to use?strictly for?funding loans of our Prosper group: Lenders?Club

?????Not showing on my income above is the rental income from 5 rental properties, some of which are paid off!?

My Prosper investments income can more than pay for this loan!

Either way Good Luck & Cheers,?
??????? Jguide

PS - Since your a Lender, check out the LendersClub - it is a Prosper group for Lenders only!

Benefits of Membership:

Notification of other Lender listings, vetted people with $500 - $250k invested! They like to borrow on occasion - and a WAY safer bet than most listings!
Monthly tips & tricks: Like how to read DTI, results of research that Lenders have done on past returns and default rates explained in simple tricks!
Strategies explained: A few different lending strategies explained each month - there are numerous different strategies - it is good to hear other Lenders ideas.
Ever bid on a 'great' listing - only to watch it go unfunded? Now you can get other lenders to also bid, and watch the listing go funded!
Ever have money to lend but no listings you like? As a LendersClub member you can check their watch others watch lists to find 'great' listings.
A Cool 'badge' for your profile - The LendersClub is the group that gets top returns on group listings, and is a professional group of Lenders.
Need a loan? As a LendersClub member you can get faster funded and a lower interest rate than other Prosper members!

What's in it for me? Nothing - except I get a better return by investing in other Lenders that don't default! That's it!

To check out our group: LendersClub
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442829
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 7.84%	Starting monthly payment:	$155.53

Auction yield range:	3.06% - 6.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1999	Debt/Income ratio:	14%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	mommy2b2009	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	800-819 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	0 ( 0% )	780-799 (Jun-2008)
Principal balance:	$4,731.33	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Paying off credit card
Purpose of loan:
This loan will be used to pay off?my?credit card.? I am looking for a lower fixed interest rate.?
My financial situation:
I am a good candidate for this loan because being debt free is very important to my husband and I.? We are actively working towards the goal of being debt free.? We haven't?added any additional debt in over?2 years.? Paying off current old debt is our biggest fincial priority.? We paid off our $42,000 HELOC home purchase loan.? It only took 3 years.? That loan was our main focus for the past couple of years and now our attention is on the remaining credit card and saving money on the interest.??Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442831
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-2002	Debt/Income ratio:	212%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,551	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Fourtwozero	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need help with school and a car.
I have never used anything quite like Prosper before and as soon as I learned about it I jumped at the opportunity to not only help myself through a rough spot in life with my broken car and increased school costs, but also help people who are willing to aid me through this tough time make some profit in return. I go to school full time and work part time at a busy upscale cafe where I make about 100-150 dollars a day in tips, so even though my stated income may be low, know that I am more than capable of repaying this loan, swiftly.

Also if in case you are wondering about my debt to income ratio, the only line of credit I have that isn't a student loan (which I don't have to start making payments on for another year and a half) is my car, which is used and was purchased from a dealership. The transmission on it gave out a few months after I bought it, and the cost to repair the car is almost as much as the value of the car itself, so now I am stuck making payments on a car that is almost completely worthless. With this money I plan on trading in my current car for what I can, and use this money as a down payment to help me get a new one. The school I attend is rather far away and public transportation is non-existent, so until I am able to get a new car, I am stuck with pestering my friends and family for rides to and from my school and work, which they aren't always able to do.

I know that I may not have the most spectacular credit or even a decent prosper rating, but I really am stuck here in desperate need of help, and I ALWAYS pay my debts back, no matter what.

If you have any questions, don't hesitate to ask and I will answer them back as soon as I can.

To all who bid on this listing, know that I vow to make each monthly payment on time, every time, and I am more than grateful and also thank you for your help.

Purpose of loan:
This loan will be used to buy a used car, a new computer for school, pay for books and lab fees, and also help with rent and other monthly expenses until I finish school next year.

My financial situation:
I am a good candidate for this loan because I make enough money to afford the monthly payments and am HIGHLY motivated in building and maintaining my credit through on time completion of all my loans and credit cards. Should something unexpected happen such as a medical emergency, I have my family to turn to with any help I would need with my payments.

Monthly net income: $ 3250

Monthly expenses: $ 1480
??Housing: $ 450 ??
??Insurance: $ 200
??Car expenses: $ 100
??Utilities: $ 80
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442833
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$172.35

Auction yield range:	4.06% - 7.00%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2005	Debt/Income ratio:	13%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,883	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	coolhead64	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my high int. cards
Purpose of loan: I'm going to use this loan to pay down 2 higher interest credit cards and 1 11% loan, to consolidate them into one smaller payment instead of the $240 a month I am paying now

My financial situation:
Been in the same professional job for 2 years and 4 months now, just got a promotion, so I dont plan on anything crazy happening.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442839
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.50%	Starting borrower rate/APR:	11.50% / 13.63%	Starting monthly payment:	$158.28

Auction yield range:	4.06% - 10.50%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1995	Debt/Income ratio:	48%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	21 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	10y 9m
Amount delinquent:	$0	Revolving credit balance:	$92,814	Occupation:	Religious
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pleasant-integrity7	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off 2 high rate credit cards
Purpose of loan:
This loan will be used to pay off two credit cards.

My financial situation:
I am a good candidate for this loan because I have?a long history of paying my bills and the monthly payment will be less than what I am now paying with these 2 cards.

Monthly net income: $7,433.00

Monthly expenses: $
??Housing: $785.00
??Insurance: $176.00
??Car expenses: $350.00
??Utilities: $275.00
??Phone, cable, internet: $189.00
??Food, entertainment: $ 75.00
??Clothing, household expenses $175.00
??Credit cards and other loans: $ 523.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442841
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1993	Debt/Income ratio:	207%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	29	Length of status:	3y 5m
Amount delinquent:	$2,749	Revolving credit balance:	$800	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Attorney74	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 100% )	720-739 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	640-659 (Feb-2007) 640-659 (Feb-2007)
Principal balance:	$617.57	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Buying a Ring
I am an attorney currently working in Maryland and DC.? I used Prosper in the past to help me consolidate some of my debts after law school.? I had a good experience and am looking forward to using Prosper again to raise the money to buy an engagement ring.?I have detailed my income and debts below.? Even though I listed?my mortgage as $900 it is less since I have another person paying half the expenses.? Also, my first prosper loan of $305 only requires two more payments and will be fully repaid by March 2010.? ???

INCOME: I made?72k in 2007, 80k in 2008 and 65k in 2009.??

DEBTS per month:?
????Home Mortgage?????????? $900
????Prosper Loan?????????????? $305
????Phone (cell? & home)??? $110
????Utilities????????????????????????$200
????Cable??????????????????????????$100
????Car insurance????????????????$80
????Best Buy??????????????????????$50????
????Total?????????????????????????? $1745

Thank you

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442849
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$728.07

Auction yield range:	17.06% - 17.50%	Estimated loss impact:	25.97%
Lender servicing fee:	1.00%	Estimated return:	-8.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1990	Debt/Income ratio:	27%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	24y 1m
Amount delinquent:	$0	Revolving credit balance:	$94,057	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	luminous-ore8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off my high interst credit card
Purpose of loan:
This loan will be used to pay off high interest credit cards. I have been paying on time but now they have increased my interst rates.

My financial situation:
I am a good candidate for this loan because?I have?a good income and pay my bills on time.?

Monthly net income: $ 6000.00

Monthly expenses: $ 5300
??Housing: $ 2500.00
??Insurance: $ 200
??Car expenses: $ 600
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $?200
??Credit cards and other loans: $ 750
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442853
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$144.73

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2002	Debt/Income ratio:	11%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,401	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	soulful-payment3	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
engagement ring\auto repairs
Purpose of loan:
This loan will be used to?
purchase engagement ring and fix my suv
My financial situation:
I am a good candidate for this loan because?
I pay my creditors on time
Monthly net income: $
2500
Monthly expenses: $
??Housing: $ 950.00
??Insurance: $ 58.00
??Car expenses: $
??Utilities: $ 100.00
??Phone, cable, internet: $ 68.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 220
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442859
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$334.47

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-2007	Debt/Income ratio:	5%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	13y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	orange-caring-benefit	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Summer Future Supplys
Purpose of loan:
This loan will be used to? Keep business going and branch into a new profitable direction

My financial situation:
I am a good candidate for this loan because? I plan to pay this loan back within a very reasonable short time frame?

Monthly net income: $ 7,200.00

Monthly expenses: $
??Housing: $ 980.00
??Insurance: $ 300.00
??Car expenses: $?
??Utilities: $197.00
??Phone, cable, internet: $ 130.00
??Food, entertainment: $70.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 1300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442861
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	2 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	2	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$228	Occupation:	Homemaker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	sonnet4	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a used car
Purpose of loan:
This loan will be used to?

Pay for a used car for my husband and i.

My financial situation:
I am a good candidate for this loan because?

Have always paid back what I owe whether it was to my friends, parents, etc.
Monthly net income: $ 1100

Monthly expenses: $
??Housing: $ 500
??Insurance: $ none yet abut to find some
??Car expenses: $ if i get this loan it will be for the term per month
??Utilities: $ 20
??Phone, cable, internet: $ 35
??Food, entertainment: $ 70
??Clothing, household expenses $ 30
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442871
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1996	Debt/Income ratio:	65%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,938	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	established-dedication1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"A New Beginning in 2010"
Purpose of loan:
This loan will be used to?Consolidate Credit Cards &?Loans

My financial situation:
I am a good candidate for this loan because?
I am very stable and reliable. I have been on my current job for a large nationwide company for the past 10 years. I have been with my wife for 23 years. She has just graduated college after several years of hard work and determination, with a Degree in Accounting. We have one daughter which will graduate High School this year, ?Class of 2010?. I also own my own?Business, which I have had for the past 7 years.? Although the economy has been slow, signs show a turning point for the future. I have an excellent payment history, and usually have around a 720 credit score. The lower credit score I was given by Prosper is likely due to the amt of current debt, which I will be paying down significantly with this loan. I am currently paying aprox. $1500 per month on the debt I will be paying off. We are very dedicated hardworking individuals, and would greatly appreciate your consideration for this loan. All information is verifiable, and any questions are welcome.
Thanks? in advance.

Monthly net income: $5706.00 together without Overtime and Business Income
Self? $2890 + Overtime / Gross 45,000 yr
Wife? $2816
Business Income / Varies (usually profit is around $10,000 per year)

Monthly expenses: $
??Housing: $ 1353
??Insurance: $
??Car expenses: $ 325 Truck payment
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ Aprox. $1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442879
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.01%	Starting borrower rate/APR:	15.01% / 18.34%	Starting monthly payment:	$38.14

Auction yield range:	6.06% - 14.01%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1994	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	4 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Religious
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	veganron	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	740-759 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	0 ( 0% )	680-699 (Dec-2007)
Principal balance:	$676.43	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Refinancing 1st Prosper Loan
Purpose of loan:
This loan will be used to refinance my original 2008 Proper Loan, plus pay down credit card debit.

My financial situation:
I am a good candidate for this loan because I have a recent Proper Loan, which I will complete paying off in January 2011

Monthly net income: $ 600 (Employment plus art sales)

Monthly expenses: $ (Shared-Living Situation)
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $ 30
??Credit cards and other loans: $ 260
??Other expenses: $ 87
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442887
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$378.81

Auction yield range:	3.06% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1980	Debt/Income ratio:	28%
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	18 / 15	Employment status:	Retired
Now delinquent:	0	Total credit lines:	57	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$21,088	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sparkling-openness2	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards, Business
Purpose of loan:
This loan will be used to? pay off existing credit cards, debt consolidation. Make some improvements to Apartment rental Business which I own and operate.

My financial situation:
I am a good candidate for this loan because?My credit score is very high and I've always had very good credit throughout my life. Have always made payments on time with no financial problems. The home we live in and our van and truck are paid in full. We have 25,000 on loan to our son who involved in a motorcycle accident three years ago.His case will be coming to trial in six month. He will be paying us back with his settlement. Consequently, we are a little short on cash at the present time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442889
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1998	Debt/Income ratio:	29%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,792	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Mrbiz	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	36 ( 97% )	620-639 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	1 ( 3% )	600-619 (Dec-2009) 600-619 (Jan-2008) 560-579 (Dec-2007) 540-559 (Dec-2006)
Principal balance:	$3,227.04	1+ mo. late:	0 ( 0% )
Total payments billed:	37
Description
Looking to pay off loan and card
Purpose of loan:
This loan will be used to? Pay off an existing prosper loan as well as a credit card and truck loan.

My financial situation:
I am a good candidate for this loan because?I will make sure that every cent is paid back. I have had two prosper loans in the past and have not missed a payment. I hope this will be the last time that I need assistance as I am graduating school next week and will be looking for a new job that pays significantly more.?

Monthly net income: $ 3500.00

Monthly expenses: $ 2,150.00
??Housing: $ 600
??Insurance: $ 100
??Car expenses: $ 250
??Utilities: $ 150
??Phone, cable, internet: $
??Food, entertainment: $ 250
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442893
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$374.22

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2000	Debt/Income ratio:	15%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,123	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	yorktur1966	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be primarily to pay of two credit cards. The cards have an APR of 28% and 29%. I am paid weekly with a gross income of $1300.00 and my? net income of $800.00. Fixed expenes are a total of $2000.00 per month. Rent $1200.00, Phone(Cell and land), cable, internet, electricity,water and gas total to an amount of 500.00. Food and entertainment is $400.00. Car insurance 76.00, Student loan $108.00.Presently i pay?about 4600.00 towards credit cards payments and about another $400.00(?commuting, lunch. etc)?on other expenes.??I have recently begin to use Mint.com and have the ablility to track my expeneses in an efficent manner.? However it is important you?the lender is aware that my total outstanding credit card balances is 13000.00. I will use 4000 of federal tax to reduce that balance to $9000.00. The remainder of federal returns which will be in the amount of $2000 will be used to reduce the balance of?this loan if approved. My state returns of approx of 1500 will not be spent. Finally, I will be doing tax preparation at Jackson Hewitt this year. I have not in the past two years. Approx income can be very conservatively $2000.00. Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442897
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1990	Debt/Income ratio:	39%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	26y 1m
Amount delinquent:	$0	Revolving credit balance:	$10,384	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	lootenstein	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442899
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$183.28

Auction yield range:	17.06% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2007	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,802	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	healthy-bill5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fix our home
Purpose of loan:
My husband and I are looking?for a loan to help us?to secure?a home with the?ability to fix it up?properly.??We have saved? enough to purchase the home completely outright, but it is a fixer upper and will need to have some investment for basic living.? We are trying prosper because due to my husbands credit we cannot get a bank loan, even though he has a solid job and fairly good repayment history.? If we get this loan this will be our only expense as we will have eliminated the need for a mortgage or rent.? We are not rich, but we are honest and we really need this to help fulfill our dream home, and we both would far rather place income back into someone that helped us make this happen.

My financial situation:
My husband has a good paying job, and with the ability to purchase this house we will have no other debts besides utilities and paying back the Prosper investor.

Monthly net income: $
2400

Monthly expenses: $
??Housing: $ 600 (soon to be eliminated after we close on house)????????
??Insurance: $ 0
??Car expenses: $ 30
??Utilities: $?125????
??Phone, cable, internet: ?$ 45?
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $ 45
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442909
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$476.53

Auction yield range:	17.06% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-2000	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Retired
Now delinquent:	1	Total credit lines:	15	Length of status:	11y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,052	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	OldNavyVet	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Debts
Purpose of loan:
This loan will be used to? It is my intention to pay off the 1 negative item on my credit report, and to pay off the 3 credit cards (never late) that I currently have. The only reason my cards have such a high balance is that I just bought my home, and I had many things to get fixed to move in.

My financial situation:
I am a good candidate for this loan because? The 1 negative item on my credit report is a repossessed van that my Ex-wife was given during the divorce/bankruptcy proceedings, and then she defaulted on the payments. I was never notified that she missed payments, nor asked to pay them. I was not notified of the repossession and sale at dealer auction of the vehicle, The only time I was notified is when they wanted the balance of the debt of the original loan, and sense I was married at that time I am now the sole responsible party for payment. Such is life.

I have never missed or been late on any of my own debts and will not be on this one if funded. I have a lower than prime score right now because I just purchased a $120,000.00 home and a $15,000.00 new car. My payments for both of these are $1100.00 including insurance. The payments to the credit cards will be eliminated and the cards closed.? By paying off these 4 debts my score will be raised significantly.

All I need is for someone to give me the chance to get a fresh start after my divorce. I am a 100% disabled vet and receive Va Comp, I have been retired sence June 1990 and I'm ready to move on to the next phase of my life.? I will answer any other questions that you may have to help fund this loan request.

Monthly net income: $ 3075.00

Monthly expenses: $
??Housing: $ 758.00
??Insurance: $ 105.00
??Car expenses: $ 244.29
??Utilities: $ 145.00
??Phone, cable, internet: $ 45.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $
??Credit cards and other loans: $ 50.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442913
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1985	Debt/Income ratio:	39%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	11y 3m
Amount delinquent:	$676	Revolving credit balance:	$9,904	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	0
Screen name:	truth-virtuoso	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off daughter's medical bills
Purpose of loan:
Hello, I have been trying to get a loan for this for some time now. I do not know where else to turn and if I don't get a loan for this now I know my daughter will sink into so much debt that she will not being able to get out of. My daughter has a medical condition, she is having to see so many doctors and have so many test ran on herself that her medical bills are throught the roof. She lost her job about six months ago and cannot find another one to save her life. Mostly it's because she has to miss so much work going to these doctor's appointments that no one wants to hire her and that is the reason she lost her job in the first place. She is two months behind on her mortgage because of this and she is behind on a countless other bills too. It is driving me crazy that i can't help her and there is no one else that she knows that can help her either. She has a husband that has been deployed to the middle east for about one year. So, she has been going through a lot of this alone. They both have a beautiful daughter together and that little girl is my whole world. I want to help them out so badly and I completely don't know what to do about it. Her husband is suppose to be coming home in a month or so, and my daughter and granddaughter will have to go to Virginia for a full week to be able to pick him up. They are having to stay a week because she doesn't have an exact date on his arrival. She definitely doesn't have any money for this and I don't know what they are going to do if she cannot bring him home. My daughter and granddaughter has been staying with us while her husband has been away but, they have still had their home to pay for. She has been eating with my wife and I, so she hasn't had to buy food. When he returns she is gonna have to have food in their home and they do not have the money for it. I am just asking you to please find it in the goodness of your heart to help me help her. This money will cover all of her problems. Please help!!!!

My financial situation:
I am going to be honest, my credit history is not so good, but, the reason is because my wife has charged up credit cards in my name and never told me she had been using them so, the payments fell behind. i am on my way to making it better. And, I do and have always paid my bills. This is the only reason why my credit is like this. My daughter and her husband will be helping me with this payment. So, there will be two families paying for it. We will get it paid back. That is a promise! Thank you for looking!

Monthly net income: $

Monthly expenses: $ 3800
??Housing: $ 400?
??Insurance: $ 150
??Car expenses: $ 300
??Utilities: $ 300
??Phone, cable, internet: $ 160
??Food, entertainment: $ 250?
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 500?
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442919
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$106.71

Auction yield range:	3.06% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1978	Debt/Income ratio:	25%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	64	Length of status:	18y 8m
Amount delinquent:	$0	Revolving credit balance:	$14,841	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	responsible-loyalty4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Small Balances & Extra Cash
Purpose of loan:
This loan will be used to pay-off small credit card balances and to have extra cash flow until I the completion/filing of income taxes.

My financial situation:
I am a good candidate for this loan because I strive to pay my debts and I worked hard to credit a solid credit history over the past 10 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442923
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1995	Debt/Income ratio:	23%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	7 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	5y 3m
Amount delinquent:	$7,887	Revolving credit balance:	$2,622	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	110%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	new-ideal-peso	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Internet Marketing Financing
Purpose of loan:
This loan will be used to finance the?funding of my internet business for monetary gain!
My financial situation:
I am a good candidate for this loan because I have already got the business up and running but need financing to continue to grow!
Monthly net income: $ 5150.00

Monthly expenses: $
??Housing: $ 1972.00
??Insurance: $ 200.00
??Car expenses: $ 437.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $150.00?
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442925
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 38.47%	Starting monthly payment:	$164.89

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1998	Debt/Income ratio:	34%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$9,129	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	DcAnsley	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a work truck
Purpose of loan:
This loan will be used to? A truck to get back and forth to work, Don't need much

My financial situation:
I am a good candidate for this loan because?Always have my bills?paid on time,?never late. ?

Monthly net income: $ 3300

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 100
??Car expenses: $ 475
??Utilities: $ 115
??Phone, cable, internet: $ 75
??Food, entertainment: $ 125
??Clothing, household expenses $75
??Credit cards and other loans: $ 115
??Other expenses: $ 125
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442931
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	5.85%	Starting borrower rate/APR:	6.85% / 7.19%	Starting monthly payment:	$400.51

Auction yield range:	3.06% - 5.85%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	4.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1992	Debt/Income ratio:	28%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$12,123	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	the-payment-channel	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Gettin Ahead - Debt and Home Loan
After buying a home in 2006, we thought we made a sound investment.

Our mortgage payment was 43% of our income, 10% higher than would get approved today. We?ve not missed a payment. Not even when we both went through periods of unemployment. During that time, groceries, gas, and other expenses were paid by credit card so that every penny of cash could go to mortgage payments and utilities. To consolidate the credit card debt we took a consolidation loan.

Our finances did not improve. There was lingering credit card debt, home repairs, a new car, and our income continued to be disproportionate to our mortgage.

Today our income has increased; however, we still have approximately $9,000 in credit card debt. While our property value has decreased, selling our house may be the wisest path to financial security. To reduce our debt into a manageable payment, and to improve our house to offset the drop in value, we?re seeking a second loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442939
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.99%	Starting borrower rate/APR:	18.99% / 21.21%	Starting monthly payment:	$205.25

Auction yield range:	17.06% - 17.99%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1998	Debt/Income ratio:	62%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	1y 1m
Amount delinquent:	$3,137	Revolving credit balance:	$8,150	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	agreement-equalizer	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Adoption Loan for a Lawyer
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 2307.68

Monthly expenses: $
??Housing: $ 1374.07
??Insurance: $ 220.00
??Car expenses: $691.71
??Utilities: $ 280.00
??Phone, cable, internet: $ 290.00
??Food, entertainment: $?200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442941
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	31.88%	Starting borrower rate/APR:	32.88% / 35.30%	Starting monthly payment:	$132.13

Auction yield range:	14.06% - 31.88%	Estimated loss impact:	16.17%
Lender servicing fee:	1.00%	Estimated return:	15.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1994	Debt/Income ratio:	2%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	10y 5m
Amount delinquent:	$0	Revolving credit balance:	$50	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	chitownteach	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	15 ( 100% )	620-639 (Latest)
Principal borrowed:	$14,400.00	< mo. late:	0 ( 0% )	780-799 (Feb-2008) 640-659 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Looking to pay off my car
Purpose of loan:
(explain what you will be using this loan for)
Hi and thanks for stopping by.? I had to miss four months of work due to spinal fusion surgery, and it also prevented me from working the summer like I normally do. I can now make my payments and want a lower than what I am paying now to start to save-
My financial situation:
(explain why you are a good candidate for paying back this loan)
I will be able to make the payments and? get ahead because I am debt free except for my car and mortgage. Plus I earn extra income by coaching boys/girls basketball and ballroom dancing which starts in March.? The first phase of my plan has been completed, and I paid back?all of my debt and my first prosper and second prosper loan. The debt I have left is?only?what I owe on my car,?so if I can lower that I will save much more per month.? I would like to become debt free and give back to people on prosper as those who have helped me.
Monthly net income: $
3900
Monthly expenses: $?
??Mortgage: $ 1500
??car Insurance: $?85
??Car expenses(GAS): $200
??Utilities: $?100
??Phone, cable, internet: $ 65
??Food, entertainment: $ 300
??Clothing, household expenses $?150
??Credit cards and other loans:?0
??Other expenses: $ 400(Car)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442945
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$271.37

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-2003	Debt/Income ratio:	58%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	14 / 13	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$18,023	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	transparency-summoner	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
finishing apartment home.
Purpose of loan:
This loan will be used to?finishing my apartment garage, consolidating misc items.?

My financial situation:
I am a good candidate for this loan because? I have NEVER missed a payment, i have alwasy been a money scrimper, I am always doing extra side jobs for extra money. I'm not exactly sure why this is saying I am a high risk? I have never missed a payment, I have used credit cards for the past 8 years but only started paying interest in the past 4 months with over 50k credit available to me but all my credit card interests are to high except for one.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442947
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.14%	Starting borrower rate/APR:	30.14% / 33.48%	Starting monthly payment:	$51.03

Auction yield range:	11.06% - 29.14%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1997	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	5 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	3
Screen name:	balanced-asset1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Difference in Expenses for CCSF Spr
Purpose of loan:
This loan will be used to close the gap between my rent, utility, class and book expenses vs. what i earn per month at my part time employment.

My financial situation:
I am a good candidate for this loan because? I have worked hard to keep employment over the recession and am one of few who I know who have succeeded.

Monthly net income: $ 1500

Monthly expenses: $
??Housing: $ 575
??Insurance: $ 0
??Car expenses: $0
??Utilities: $ 25
??Phone, cable, internet: $ 13
??Food, entertainment: $ 400
??Clothing, household expenses $ 10
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.01%	Starting borrower rate/APR:	10.01% / 12.36%	Starting monthly payment:	$48.41

Auction yield range:	4.06% - 9.01%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1977	Debt/Income ratio:	16%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	42	Length of status:	21y 8m
Amount delinquent:	$7,033	Revolving credit balance:	$24,853	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	orange-benefit-confidant	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
grandma needs money
Purpose of loan:
This loan will be used to? pay off credit card debts and bill consolidation. I had to borrow money from my 401k to pay off some of my bills.? This means that I have to work another 5 years to pay off the loan on the 401K.

My financial situation:
I am a good candidate for this loan because? I have one granddaughter who is 5 1/2 and another granddaughter who is 5 days old..? I want to be able to enjoy my grandchildren but I can't because of debts to pay off.? I am still employed and am receiving Social Security.? If I am?funded the $1500 my joy will be complete.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442951
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.95%	Starting borrower rate/APR:	23.95% / 26.24%	Starting monthly payment:	$588.10

Auction yield range:	8.06% - 22.95%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1999	Debt/Income ratio:	18%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$346	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	return-blossom1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
For my Wedding Day..
Purpose of loan:
I will be married on April 17, of this year, the purpose of this loan is to cover the cost of my wedding day. Most of our other expenses are paid off. Flowers, Photography, church expenses etc. I just needed some funds to cover the expense of the receptions and other small expenses to make my special day complete. I have money saved up in my saving account but it may not cover any unexpected expenses weddings normally have and I wanted to peace of mind that I have the funds readily available just in case. Help me make my special day complete, please.

My financial situation:
I am a good candidate for this loan because I have very good credit standing. I have paid off the loans that I have been given in the past. I have yet to make any late payments on all my accounts. I also have a very stable occupation (nurse) and i work really hard.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442953
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.58%	Starting borrower rate/APR:	26.58% / 28.91%	Starting monthly payment:	$812.00

Auction yield range:	8.06% - 25.58%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1988	Debt/Income ratio:	65%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	12 / 11	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	18	Length of status:	8y 2m
Amount delinquent:	$218	Revolving credit balance:	$20,867	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	path7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?consolidate debt and pay off credit cards

My financial situation:
I am a good candidate for this loan because?I need a clean slate
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	28.04%	Starting borrower rate/APR:	29.04% / 31.40%	Starting monthly payment:	$293.49

Auction yield range:	14.06% - 28.04%	Estimated loss impact:	15.28%
Lender servicing fee:	1.00%	Estimated return:	12.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2000	Debt/Income ratio:	27%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$9,187	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Kela815	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Basement Apartment
Purpose of loan:
This loan will be used to convert my basement into a livable space.

My financial situation:
I am a good candidate for this loan because I am employed and earn a great salary as a teacher.I just graduate from college a few months ago and got a new job as a teacher. My father bought me a new house as a graduation gift and the basement needs to be renovated. I am planning to use basement rent to pay off the Prosper loan. As an adult, I learned to take a big responsibility and I am proud to say that I have grown and changed a lot. I am also proud of myself paying bills on time for 2 year and improving my credits. Thank you for reading my post.
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Monthly net income: $
$3,300

Monthly expenses: $
??Housing: $ 850
??Insurance: $ 100
??Car expenses: $ 300
??Utilities: $ 50
??Phone, cable, internet: $ 40
??Food, entertainment: $ 150
??Clothing, household expenses $50
??Credit cards and other loans: $ 200
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$252.54

Auction yield range:	3.06% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1986	Debt/Income ratio:	Not calculated
Credit score:	840-859 (Jan-2010)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,029	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	blue-payout-slingshot	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
invest in business
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442961
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.05%	Starting borrower rate/APR:	14.05% / 16.21%	Starting monthly payment:	$205.21

Auction yield range:	6.06% - 13.05%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2003	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	7 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,459	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	coin-quest8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Holiday Debt
Purpose of loan:
Help get past all of the holiday spending and bills to come in.
My financial situation:
Always a reliable bill payer my whole life. My wife and I?did buget our finances this season however, my crediters wouldn't reduce my interest rates or work with me at all. I have?$1,500 of reserve?funds to buget through the next few months and do not foresee any reason to pay off this loan.?I need to consolidate?my outstanding credit card debit and make it easier to manage.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442963
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,850.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.60%	Starting borrower rate/APR:	9.60% / 11.70%	Starting monthly payment:	$91.43

Auction yield range:	4.06% - 8.60%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$6,119	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	stevenm8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building a Website and Advertising
Purpose of loan:
This loan will be used to??

I am a self employed attorney.??I do not have a website for our?the firm and plan to create one.? This loan will be used for website design and some other advertising in local publications.

We have inquired about obtaining a line of credit from our bank, but they will only provide a minimum loan of $25,000.? We do not need or want a loan that large.

My financial situation:
I am a good candidate for this loan because?

I have been self employed for?more than nine years and pay?most bills in full?each month.? However, clients have become slower to pay their monthly invoices because of the economy, and this creates a cash flow strain.??I believe that the website will generate new clients and will quickly pay for itself.

I have been a lender on Prosper for a year and a half, and have had only good experiences.? I want to test the market as a borrower.

Monthly net income: $ 5,200

Monthly expenses: $
??Housing: $ 1460
??Insurance: $ 565
??Car expenses: $?150
??Utilities: $ 100
??Phone, cable, internet: $?165
??Food, entertainment: $ 550
??Clothing, household expenses $ 130
??Credit cards and other loans: $ 750 credit cards + $525 student loans
??Other expenses: $?160?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442965
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$271.37

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-2007	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	3	Length of status:	0y 3m
Amount delinquent:	$325	Revolving credit balance:	$1,826	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	10
Screen name:	satisfying-fund6	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Mortgage Broker
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442967
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$546	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	29	Homeownership:	No
Inquiries last 6m:	0
Screen name:	the-finance-excellence	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for college
Purpose of loan:
This loan will be used to? help maintain my living cost while going to school to finish up my certification.? Since I am not able to work full time has cost me to cut my pay checks in half and finishing up paying back my student loans and my living expenses has cost me to get behind in some payments.

My financial situation:
I am a good candidate for this loan because? I have a 3.5 GPA at school and i be finishing up in the next six months in July of 2010.? I do make all my payments and go to classes everyday.? I just need some extra money for the next six months to help me get through the remaining of school year.?
Monthly net income: $ 1900.00

Monthly expenses: $
??Housing: $ 814.00????
??Insurance: $ 125.00
??Car expenses: $ 375.00
??Utilities: $?150.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $?100
??Credit cards and other loans: $ 700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442975
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1995	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	16 / 13	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$31,023	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	enriched-hope2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Attorney - job begins May 1, 2010
Purpose of loan:
This loan will be used to fund living expenses until I resume employment with my previous employer on May 1, 2010.

My financial situation:
I am a good candidate for this loan because I am an attorney holding an offer to return to work with my previous employer (a large, well-known law firm serving Fortune 500 companies) on May 1, 2010 (following a one year sabbatical).? I expect that my compensation will be at the same level as immediately before I began my sabbatical, i.e., $210,000 per year (plus bonus).

I am an attorney specializing in corporate mergers and acquisitions.? I am admitted to practice law in California.

Monthly net income: $0

Monthly expenses: $ 3,500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442979
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,100.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$129.24

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1991	Debt/Income ratio:	27%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,453	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bold-joyous-liberty	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WINNING MY FINANCIAL FREEDOM
Purpose of loan:
My wife & I have been working for the last 3 years trying to become debt-free (unsecured debt)?and we are only $4100 away from our goal.

We have downsized our life by selling our house, moving into a rental unit, sold off alot of things on Ebay, & embraced the frugal lifestyle.

We only have credit card debt related to our move.

For what it's worth:? We can't stand banks anymore...? We are only in a credit union and pay as we go using cash.

We refuse to play their crooked game anymore and once this debt is paid, the card will only be used in emergencies (like flat tires, ER visits, etc).

I am coming to PROSPER as I would gladly pay freedom-minded people my interest payments instead of banks that encourage these boom/bust cycles.

I am a supporter of sound money and responsible fiscal policy and that should begin with my own home before anywhere else

GO RON PAUL!!!

END THE FED!!!

My financial situation:
I am a good candidate for this loan because?

Because I want to be free of debt more than anything else!!!

We did not celebrate Christmas with presents the last two years.
No vacations.? We roll pennies, dimes, etc.

Monthly net income: $2400
Monthly expenses: $
??Housing: $ 715
??Insurance: $ 65
??Car expenses: $ 50
??Utilities: $ 60
??Phone, cable, internet: $ 90
??Food, entertainment: $ 200 (yes, we are very frugal...)
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 400 car
??Other expenses: $

Anything you can do to get a sub 10% loan would be appreciated
I want to pay everyone back as soon as possible so I can start putting our money on the investing side of PROSPER and help people out just like us.

Thanks in advance

P.S.? We did have a bankruptcy many years ago due to a failed business.? We learned our lesson and have become downright miser-like!?? : )
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$157.61

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	21 / 20	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	77	Length of status:	10y 8m
Amount delinquent:	$0	Revolving credit balance:	$140,950	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	proper-power4	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Garage for Rental Property
Purpose of loan:
This loan will be used to help finance the building of?a new garage at a rental property.

My financial situation:
I am a good candidate for this loan because?? My company, which owns bright, immaculate homes in excellent neighborhoods has an excellent payment history?and?reliable income each month.??ALL our?homes?are rented with positive income, long-term tenants,?and an average of 62% equity.??At one rental home, I want to add a garage to maximize my property's desirability and rental income; however the banks won't lend me money because I have more than 4 mortgages already in my name and that is the current maximum for refinancing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442983
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$255.89

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	9	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$19,680	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	best-skillful-principal	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start-up Hedge Fund
This loan will be used for various start-up expenses associated with my new hedge fund (legal, accounting, etc.). I resigned from a position with a low six-figure income at a private equity firm prior to forming this company. I am a magna cum laude graduate from the Wharton School of Business at the University of Pennsylvania, where I concentrated in finance and real estate.

My credit is very, very good...Prosper is saying my score is 780-799.

I have about $70,000 spread out amongst various bank and investment accounts, but am still seeking a loan because my returns on my investments are substantially greater than my borrowing costs. Because of this, it makes sense for me to finance these miscellaneous expenses as opposed to digging into my savings.

I live at a $400K condo that I own jointly with my parents. My father makes a substantial six-figure income working for a European subsidiary of Volkswagen.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442985
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$615.61

Auction yield range:	8.06% - 21.55%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1976	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	8y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,298	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	credible-wealth4	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car
Purpose of loan:
I need a new car so I can take care of my grandkids so my so? can go back to work.?

My financial situation:
I am a good candidate for this loan because? I pay all my billson time and I will pay my loan back on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442987
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,300.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.35%	Starting borrower rate/APR:	9.35% / 11.45%	Starting monthly payment:	$169.40

Auction yield range:	4.06% - 8.35%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1983	Debt/Income ratio:	10%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	11y 5m
Amount delinquent:	$0	Revolving credit balance:	$41,000	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dr-ferret	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	37 ( 100% )	760-779 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	760-779 (Feb-2008) 780-799 (Jan-2007)
Principal balance:	$2,187.90	1+ mo. late:	0 ( 0% )
Total payments billed:	37
Description
Debt consolidation
I would like to consolidate several small loans and credit cards.
I am a good candidate because I pay my bills on time, have a good credit rating, and have successfully paid off a previous Prosper Loan. I have been employed as a teacher in the same school for over 10 years, and can gain some additional income by teaching summer classes.
Thank you for your consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442989
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$546.06

Auction yield range:	17.06% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1997	Debt/Income ratio:	44%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	11y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,726	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	thoughtful-contract9	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off my credit cards

My financial situation:
I am a good candidate for this loan because?I?pay my bills on time and my goal is to get out of debt...?

Monthly net income: $ 1779.54

Monthly expenses: $
??Housing: $ 680.00
??Insurance: $ 557.00
??Car expenses: $?
??Utilities: $ 289.00
??Phone, cable, internet: $ 250.00
??Food, entertainment: $?
??Clothing, household expenses $?
??Credit cards and other loans: $ 17,200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442991
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$190.66

Auction yield range:	11.06% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1991	Debt/Income ratio:	36%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	11 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	12y 9m
Amount delinquent:	$0	Revolving credit balance:	$17,193	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	openness-winner	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
Purpose of loan:
This loan will be used to? consolidate my last 2 high interest rate credit cards and to finish paying off my car.?????

My financial situation:
I am a good candidate for this loan because? I am an honest, hardworking and reliable person who always finishes what he starts. I'll be honest, I am laid off to part time status at a major airline, however, I do have full time recall rights. In November I started another part time job at a warehouse with the opportunity for full time. I was hired as a seasonal employee and was the only one offered regular part time employment, which is one of the steps to full time. All I am trying to do is get my new income in line with my debt, which this will do. If given this loan I will pay it off and you will receive your money back. Thank you in advance for your help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442993
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.51%	Starting borrower rate/APR:	13.51% / 15.66%	Starting monthly payment:	$373.34

Auction yield range:	4.06% - 12.51%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1987	Debt/Income ratio:	28%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	23 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$58,100	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bigoldboy5	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	700-719 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	0 ( 0% )	720-739 (Jun-2007)
Principal balance:	$1,865.29	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Out of debt one step at a time
Purpose of loan:
I'm paying off defaulted higher interest credit card loans.? I've put the interest rate at a reasonable one--Which gives investors a generous return, but cuts my interest rates by 40%.

My financial situation:
I'm well employed, with a good salary, and work additional self-employed shifts.? I've found myself in a lot of debt, with some high interest cards, defaulted to a sky-high interest rate simply by carrying higher balances.? Paying these off with prosper money does two things--fixes a reasonable rate, AND sets a real time frame in which to pay them off.

Monthly net income: $?7200
Monthly expenses: $
??Housing: $ 2700 (including property taxes and insurance)
? Car expenses: $ 300 (gas/maintenance/insurance)
??Utilities: $ 250
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1800 (monthly minimum on credit cards)
??Other expenses: $ 1300 (student loans monthly)

Free cash flow approximately $450 per month--it depends on the extra number of shifts I work each month.?

I'm starting with three higher interest rate credit cards, paying them off, and using the difference to pay down other cards, consolidating, and closing accounts.

I've been a lender on prosper for awhile now, and also have borrowed once.? The borrow account has a perfect record, and is due to be paid off in 7 months. I've been burned a few times as a lender and it's not a good feeling.? While there is never a 100% guarantee, hopefully my good credit status, and my experience on the lending side can give you some added confidence.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442995
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.80%	Starting borrower rate/APR:	25.80% / 28.12%	Starting monthly payment:	$401.84

Auction yield range:	8.06% - 24.80%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1986	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	20y 0m
Amount delinquent:	$0	Revolving credit balance:	$13,201	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	worth-professor6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Two New Bath Tubs/Showers
I am an ex- Medical School Professor, a viral immunologist by training, and have been consulting in the pharmaceutical and medical device industries for 25 years. I have a consulting company, which is an S-corporation, for that purpose. I am also a founder, major shareholder and CEO of a new company which distributes over-the-counter medications into the international market place. I do not take salary from this company as of yet, but will start doing so later in the Spring when first sales are likely. I am on the Board of Directors of two other companies in the pharmaceutical arena. Because I currently receive most of my income from consulting it is variable but always quite good. It will rise significantly this Spring when I elect to take salary from the new OTC company. I always have at least 4-5 streams of income and also have additional pensions and Social Security. I have two grown children and five grandchildren, all successful professionals. The loan will be used to put new tubs/showers in a house my wife and I have been living in since 1979. All of my credentials can be verified.
Thank You Very Much...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442999
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1995	Debt/Income ratio:	78%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	13y 6m
Amount delinquent:	$0	Revolving credit balance:	$16,009	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	impartial-market1	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off my credit cards
Purpose of loan:
This loan will be used to? credit cars

My financial situation:
I am a good candidate for this loan because?? need to pay off small credit cards and school loans

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 740.00
??Insurance: $?86.00
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $0
??Food, entertainment: $ 0
??Clothing, household expenses $0
??Credit cards and other loans: $
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.95%	Starting borrower rate/APR:	21.95% / 24.21%	Starting monthly payment:	$267.15

Auction yield range:	8.06% - 20.95%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1993	Debt/Income ratio:	14%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	7y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,270	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	refresher7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off My Credit Cards
Purpose of loan:
This loan will be used to pay off a high interest credit card.? Over time I will pay much more for the credit I have used, unless I get a loan at a lower rate.
My financial situation:
I am a good candidate for this loan, because I have not been late on any of my bills.? I already pay more than the minimum payment each month on this card.? I want to pay this debt (at a lower rate), so I can begin saving & begin to be on the plus side.? Here is some information about the credit card I look to pay off:
Balance Amount: $6,851.68, Payoff amount will be a little more than this.
Interest Rate: 29.98%
My Monthly Payments: $300
Minimum Req'd Payments: $223.78

I want to claim financial responsibility.? I have worked at my current job for 7 years & my title is Online Media Specialist. I work for a large non-profit association & train our locations on using their websites & social media sites to further their business goals.I am a homeowner with my boyfriend.? We are both responsible for our mortgage & have been in our house for 5 years.

Please fund my loan & I assure you that I will not default. I take repayment of this loan very seriously.

Thank you ~
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443007
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$366.64

Auction yield range:	11.06% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1989	Debt/Income ratio:	18%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	43	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$10,319	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	volkl87	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting rid of the credit cards!
Purpose of loan:
This loan will be used to consolidate and finally pay off older debt.? I have multiple credit card balances that I'd like to finally get rid off all at once. In 2002, I became officially divorced.? I wanted to do ALL I could to make sure my son, who is EVERYTHING TO ME, was disrupted as least as possible due to financial setback that is typical of any divorce.? So at the time, I became additionally burdened and my finances and credit took a hit, as is quite typical with most divorce situations. It took the better part of the next 4 to 5 years to keep "grinding" and finally start to see improvement again, and I AM HAPPY TO SAY that over the last 2 to 3 years, I have rebuilt my credit back upwards of over 100 points back to the 700's range. I am now happily remarried (in 2005), but really want to clean the slate in a consolidated, easier monthly payment for current credit card balances which include some of that older debt.? With this loan, I can pay off that debt and end up with only approx. half of the monthly payment that I currently make now towards them.? I HAVE COME TOO FAR and worked very hardly at REBUILDING my credit back to GOOD again, and I will NOT go backwards again.

I THANK ALL OF YOU who can help me towards this goal, as nothing is more important to me than MY FAMILY and SEEING MYSELF continue this forward momentum!!

My financial situation: Salary is $80,080/yr. with a raise coming in April 2010 (will then be $82,160)
??????????????????????????????????? -in addition, my wife takes in $13,650/yr.
I am a good candidate for this loan because I am fortunate to have a career in the "Transportation Engineering" industry which is benefitting from the economic stimulus funding of the countries roadways and overall transportation infrastructure.? I have been CONSTANTLY employed SINCE 1991 as a "civil engineer" in this industry with ONLY 3 MONTHS of unemployment (back in 1996) and that was only because the company I was with at the time was having financial problems and went out of business.? Currently, I have a stable position with my current employer who I am in my 8th year with.

Monthly net income: $5002.00 (mistake on previous listing, this is net and AFTER contributions to my 401k)

Monthly expenses: $3718
??Housing: $1443.00
??Insurance: $85
??Car expenses: $500
??Utilities: $225
??Phone, cable, internet: $140
??Food, entertainment: $425
??Clothing, household expenses and food ($ wife pays for)
??Credit cards and other loans: $700
??Other expenses: (now and then repairs at home/car, property taxes) $200

THANKS so much for helping me with my goal!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443015
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$481.18

Auction yield range:	11.06% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-2000	Debt/Income ratio:	42%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$12,268	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Grencal45	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 96% )	720-739 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	1 ( 4% )	700-719 (Nov-2007)
Principal balance:	$2,262.09	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
paying off credit cards
Purpose of loan:
This loan will be used to?consolidate and pay off high interest credit cards.

My financial situation:
I am a good candidate for this loan because?I am a responsible person. Being a single parent every penny counts, hence the reason for paying every bill on time. I hate late fees. I am looking for an interest rate of about 17%, my monthy payment can be aroung $150.00.

Monthly net income: $ 2700.00

Monthly expenses: $
??Housing: $ 920.00
??Insurance: $ 45.00
??Car expenses: $100.00
??Utilities: $125.00
??Phone, cable, internet: $ 185.00
??Food, entertainment: $ 280.00
??Clothing, household expenses $150.00
??Credit cards and other loans: $ 263.00
??Other expenses: $ 125.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	28.99%	Starting borrower rate/APR:	29.99% / 32.37%	Starting monthly payment:	$318.35

Auction yield range:	17.06% - 28.99%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1995	Debt/Income ratio:	20%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,137	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	CyberCapital	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	620-639 (Jan-2008) 620-639 (Oct-2007) 600-619 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Mortgage Banker consolidating debt

My?previous Prosper loan was paid off early and my score has increased over 40 points since my last Prosper loan on which I was never late.

I am an executive mortgage banker with W-2?income of $70,000+ per year,?and will utilize this loan to finish consolidating the balance due on my car and the credit cards, which makes me debt free with the exception of my?home mortgage and student loans.

Current Monthly?Budget?
Mortgage?Payment??????????????????????$ 1160? (incl taxes & insurance)
Car Payment???????????????????????????????????335? ( 5,243.27 balance - will be paid off with this loan)
Credit Card????????????????????????????????????? 125?? (1328.00 balance - will be paid off with this loan)
Student Loan Payment???????????????????? 215? (just consolidated all the loans onto a 4% repayment)
Car Insurance????????????????????????????????????90
Household expenses??????????????????????? 475? (groceries, utilities, cable, etc.)??
?????????????????????????????????????Total Expenses??????????$ 2400.00?
????????????????????????????????????Wages??????????? 5833.00

Monthly?Budget?with new Prosper Loan
Mortgage?Payment??????????????????????$ 1160? (incl taxes & insurance)?
Prosper Loan?????????????????????????????????? 318
Student Loan Payment???????????????????? 215? (just consolidated all the loans onto a 4% repayment)
Car Insurance????????????????????????????????????90
Household expenses??????????????????????? 475? (groceries, utilities, cable, etc.)??
???????????????????????????????????????????Total????2258

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,450.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 36.95%	Starting monthly payment:	$155.09

Auction yield range:	11.06% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	10 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$7,276	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	MaxCat09	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	660-679 (Oct-2009) 640-659 (Jun-2008)
Principal balance:	$3,238.61	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Updating Bathroom for Handicap
Purpose of loan:
This loan will be used to modify our master bedroom and bathroom to make it handicap friendly for my father-in-law to utilize. We debated moving him in to an assisted living facility, but since my husband owns his own company, and works from home, we decided we should move his father in with us and update our bathroom to be handicap friendly. At the same time we plan on going ahead and updating it for resale too. We figure if we are going to invest in a new shower, tub, doors (widening the openings for wheelchair), and toilet...we might as well do it right.

I have a loan with Prosper for $5500 and have always paid on time over the past 2 years without any late or missed payments. Prosper is just easier for us and everyone.

My financial situation:
I am a good candidate for this loan because I have a steady job with RandomWalk, LLC as a Software Engineer. I was educated at Rose-Hulman Institute of Technology, and graduated Cum Laude with a Degree in Mechanical Engineering. Although not included on this loan, my husband currently works for a marketing company in South Carolina and currently makes $96k a year as of last years W2's not including bonuses.

Monthly net income: $ 4800

Monthly expenses: $
Housing: $ 1500 (incl insurance and taxes)
Auto Insurance: $ 150 (my husbands car and mine together)
Car expenses: $ 0 (purchased 2006 Acura RSX outright in June)
Utilities: $ 120
Phone, cable, internet: $ 100 (Comcast Triple Play!)
Food, entertainment: $ 600
Clothing, household expenses $ 150
Student loans: $ 200
Prosper Loan: $215
Other expenses: $ 100
Total Expenses: $3035
Total Net Income (single): $4400
Remaining Income: $1365

Also, as mentioned before my husbands salary is not even included on this breakdown, so repayment is not an issue.
Husband's Income: $96000/year

If you have any questions as to my credit history, or any questions regarding this loan, feel free to ask and I will answer.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443037
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	15	Length of status:	2y 0m
Amount delinquent:	$333	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	greenback-halibut	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
office equipment
Purpose of loan:
This loan will be used to? purchase office equipment (reconditioned/refurbished preferably) for home office

My financial situation:
I am a good candidate for this loan because? In addition to my home business, I have regular part time employment within the medical arena for an established hospital, and work on-call for another medical company as well.

Monthly net income: $ current net is approx. $2500.00 with expected increase.

Monthly expenses: $ regular monthly$1075.00 I attempt to be frugal, that is why I have no revolving credit because I have no credit cards by choice. VISA check card makes more sense to me.
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443039
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 38.64%	Starting monthly payment:	$44.95

Auction yield range:	11.06% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	11 / 11	Employment status:	Self-employed
Now delinquent:	11	Total credit lines:	42	Length of status:	10y 11m
Amount delinquent:	$2,138	Revolving credit balance:	$14,589	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	71	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	generosity-sherpa	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off small biz credit cards
Purpose of loan:
This loan will be used to? Pay off my my bills and credit cards

My financial situation:
I am a good candidate for this loan because? I have had the same job for over 17 yrs. I have lost a couple off accounts last year and got behind.I have just gotten 2 new clients and I am working on my credit and need a chance.

Monthly net income: $ 3900.00 plus and 250.00

Monthly expenses: $ 3200.0
??Housing: $ 628
??Insurance: $ 125
??Car expenses: $ 320
??Utilities: $ 254
??Phone, cable, internet: $ 145
??Food, entertainment: $ 450
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 750.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443043
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1998	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$28,894	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	money-youngster8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring
Purpose of loan:
This loan will be used to purchase an engagement ring for my girlfriend of over two?years.

My financial situation:
I am a good candidate for this loan because I have sufficient income to repay the loan and a fair credit rating.

Monthly net income: $ 3281

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 88
??Car expenses: $ 310
??Utilities: $ 0
??Phone, cable, internet: $?80
??Food, entertainment: $?300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443045
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.50%	Starting borrower rate/APR:	29.50% / 31.87%	Starting monthly payment:	$126.53

Auction yield range:	11.06% - 28.50%	Estimated loss impact:	10.72%
Lender servicing fee:	1.00%	Estimated return:	17.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2000	Debt/Income ratio:	35%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$79,788	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	flan5	Borrower's state:	Delaware	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I'd rather pay you than the banks!
Hi ? Previously I had some listings for cash to use to pay for an engagement ring; however, they never reached past 90% and I couldn?t wait much longer for the ring ? so I just went out and purchased it, spreading the cost across 2 different credit cards. The bride-to-be is happy but I?m spread a bit thin and need some cash flow used to consolidate some debt off a higher interest cards.
I want all investors to know that I am very serious about my credit score, Further ? I?m serious about getting out of debt ? they way I look at is that within 3 years from now I should be completely out of debt or very close (less than 5% credit utilized). Investors should know that I've never had a late or missed payment and I don't intend to start now.

Purpose of loan:
I recently paid a lot of money for an engagement ring, I put that expense on two credit cards and I?m now looking to consolidate that debt away from those high interest credit cards. I?d much rather pay a group of individuals the interest rather than giving Chase and HSBC more money.

My financial situation: I have a stable job at a fortune 100 company working there for the past 5 years as well as earning 3 promotions during that time. My credit score is a 665 on Equifax and I earn good money; however, my score is low because I currently have a large amount of debt due to school related expenses and generally just being not as fiscally intelligent.

Monthly net income: $ 4120.00
Monthly expenses: $3715
I ran out of characters for this posting? so if you message me, I can breakdown my monthly debts for all to see.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443047
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$840.19

Auction yield range:	11.06% - 21.00%	Estimated loss impact:	10.51%
Lender servicing fee:	1.00%	Estimated return:	10.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1986	Debt/Income ratio:	53%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	22 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	11y 11m
Amount delinquent:	$0	Revolving credit balance:	$112,348	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	green-interest-equinox	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
RELIEF FROM HIGH INTEREST CC
Purpose of loan:
This loan will be used to pay off several high interest credit cards.

My financial situation:
I am a good candidate for this loan because?I have a well-paying and stable job as a health care professional, have always had an excellent credit history, and both my husband and I are stable members of our community.??We used low-interest credit card offers for some necessary extensive dental work; subsequently those?accounts?have had?their rates raised to rates that are outrageous and are significantly?impacting?our budget.???Although we are the first to admit that?our credit card debt was too high, we were managing it well and following a plan?to?have our debt?paid off in 3-5 years.? A loan from?Prosper would allow us to pay off our high interest credit cards and re-establish?our plan to regain control of our financial future.? .
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$416.10

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1997	Debt/Income ratio:	27%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	26	Length of status:	13y 4m
Amount delinquent:	$500	Revolving credit balance:	$9,102	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	efficient-capital390	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to? to redo my backyard and add value to property

My financial situation:
I am a good candidate for this loan because?I'm?a responsible person, all loans will be repaid on time and in full?

Monthly net income: $ 4500 a month

Monthly expenses: $
??Housing: $??1100
??Insurance: $ 100
??Car expenses: $ 600
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $?100
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443051
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-2003	Debt/Income ratio:	42%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,126	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	proud-justice0	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off some debt
Purpose of loan:
This loan will be used to consolidate some of my debt.
My financial situation:
I am a good candidate for this loan because I currently feel secure at my current job where there is plenty of overtime available.? I've yet to miss any payments for my bills, and have only been a few days late on one occasion.?

Monthly net income: $ 3300.00

Monthly expenses: $
??Housing: $ 750.00
??Insurance: $ 00.00
??Car expenses: $ 450.00
??Utilities: $ 500.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $?50.00
??Clothing, household expenses $?00.00
??Credit cards and other loans: $?700.00
??Other expenses: $ 250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443055
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$961.89

Auction yield range:	8.06% - 21.55%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1995	Debt/Income ratio:	42%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$48,398	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	progressive-payout	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing basement
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443057
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$207.90

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1993	Debt/Income ratio:	19%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$402	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	virgo-girl	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	32 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,200.00	< mo. late:	0 ( 0% )	560-579 (Dec-2007) 540-559 (Nov-2007) 500-519 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Surgery Recovery
Purpose of Loan:
This will be to pay off the remaining credit card debt ($800) and to continue to pay my husbands monthly health insurance ($736/monthly).? He injured his knee and is waiting for surgery.? We will need to keep his health insurance going while he is off work so he can get surgery and then?to get released back to work.

My financial situation:
I just received a promotion at work along with a raise.? My net income will be $2767 beginning in February and is currently $2401.? I will be able to cover our monthly household expenses but will need help with the insurance, food, and anything else that may arise during this time. I have been with my employer for 7-1/2 years now.

I am also a full time student, finishing up my BA in Community Development.

My monthly household expenses are $2460 - this includes the $200/month for credit card debt and $900 for rent.

This will be my second loan with Prosper, the first loan was used to pay off some Payday Loans, and I have been free of that for over 3 years now!? My first loan never had a late payment and was paid off a few months early. I have the ability to pay back the loan, as my income is more than my month expenses and I will also have an additional $200/month after the credit cards are paid.

Please feel free to ask me any questions you may have and I thank you for helping raise my credit score up.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443061
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$209.53

Auction yield range:	17.06% - 28.00%	Estimated loss impact:	19.63%
Lender servicing fee:	1.00%	Estimated return:	8.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1996	Debt/Income ratio:	11%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	5 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	12y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	peso-halibut5	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding
Purpose of loan:
This loan will be used to? help plan my first wedding which I am very excited about! I have to plan and pay for this event by myself because my mom is deceased as of March 2008 from cancer. My dad and none of my family members are able to contribute due to the economy and personal obligations that they have. I feel as if it is my obligation as a bride to pay for the costs of the wedding therefore; I would like to be frugal and have a small gathering of family and friends at a small and intimate place. This loan will take care of the costs of the wedding services such as, the venue/reception site, food, decorations etc. I would appreciate it if you would truly consider my application because this will help allow me to fulfill a dream that all little girls have. Thank you.
My financial situation:
I am a good candidate for this loan because?My credit is good and I am very reliable with paying monthly bills on time. I do not have a car note?which frees up extra monthly monie(s).?

Monthly net income: $5,300

Monthly expenses: $
??Housing: $ 1233.00
??Insurance: $60
??Car expenses: $0
??Utilities: $150.00
??Phone, cable, internet: $130
??Food, entertainment: $200
??Clothing, household expenses $
??Credit cards and other loans: $?426.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443065
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$1,027.45

Auction yield range:	11.06% - 33.00%	Estimated loss impact:	10.84%
Lender servicing fee:	1.00%	Estimated return:	22.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1988	Debt/Income ratio:	15%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	17y 6m
Amount delinquent:	$0	Revolving credit balance:	$157,562	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	nodebt2012	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card debt
Purpose of loan:

The purpose of this loan is to consolidate consumer debt. This debt was built up funding the growth of my business and I'm now rapidly paying it off through several strategies, one of which will be Prosper.? I have in the past lent on prosper with good success to friends and family.? It occurs to me that using it for my own consolidation has value to both myself and a fellow lender.? I've been waiting for the day that Prosper lending went back on-line.

My financial situation:
I find myself in an interesting situation relative to this economy.? I have a business that I used consumer credit to fund through a rough spot in 2003-2004.? In 2005 we finally stabilized, in 2008 we doubled 2007 revenues, in 2009 we again doubled.? Like many of you in the last year I feel I've been 'targetted' by credit card companies because I always pay well and on time! I have no late payments, no issues regarding them ever being paid even once, yet they seem to find ways to extract extra money out of me at every turn.? These companies also lower my max line every time I get more paid off.? If my lines had been left at their pre-crash ceilings, my CC utilization would be more like 40%.? It feels like since they know I'll pay no matter what, they continue to go after me because they are in such trouble because of their irresponsible, predatory,? and reprehensible lending practices.
I am an excellent risk.? I've been in the same business since 1991.? My client and its business are essential no matter what the economy.? I am blessed to have a wonderful wife and child and a house and I've lived in the same metro area for my entire life.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443067
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,600.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$154.99

Auction yield range:	4.06% - 12.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2002	Debt/Income ratio:	59%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$10,987	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	successful-money4	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off higher interest credit card
Purpose of loan:
This loan will be used to pay off a credit card @?22.99 percent interest.? They just raised the rate for no reason, I haven't had a late payment on this account ever.
My current minimum payment on this card is $150,?I?pay between $200 and $250 per month
My financial situation:
I am a good candidate for this loan because, I have completed the?Dave Ramsey Financial Peace University, and have my household on a good budget, plus in the last?year and a half I've paid off a little over $10,000 of credit card debt.?
The payment on this loan will be less?then what I have budgeted for this debt.? So I will have no problem with the payment.? I have a great job, that I love and plan on paying this debt off as early as I can.
Please ask me any questions you'd like.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-2000	Debt/Income ratio:	4%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	8	Total credit lines:	45	Length of status:	12y 4m
Amount delinquent:	$6,330	Revolving credit balance:	$0	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	30	Homeownership:	No
Inquiries last 6m:	0
Screen name:	peanut07	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	600-619 (Sep-2008) 500-519 (Sep-2006)
Principal balance:	$805.23	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Looking to consolidate loans
Purpose of loan:
This loan will be used to? Pay off?loans to get a better payment amount.

My financial situation:
I am a good candidate for this loan because I'm a?hard worker and I have a stable job at this time.? At this time I'm not behind in any payments and I 'm trying to rebuild my credit.? I had co-signed and signed?some loans for a family member and they could not pay them back so that is why my credit got deliquent. I have since paid most of those off.? I do take the responsibility of paying back debt with the upmost regard and respect.? Had I not I would have filed bankrupcy but instead I choose to take care of the debt even though it was not actually mine but in a way it was mine because I took the chance and signed for the loans.
I would like to be able to consolidate some active loans and reduce my monthly payment so I'm able to make some much needed repairs around my house. I have a Prosper loan now that has been active for over 1 year and I have not missed a payment.? The amount deliquent on my credit history are medical bills.? I had some health problems and had a major surgery in 2007.? I have tried to make small payments on the balance but unless you pay what they set you up to pay they turn you over to collection companies.

Monthly net income: $ 3680.00

Monthly expenses: $
??Housing: $?655.00
??Insurance: $ 150.00
??Car expenses: $ 460.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 150.00?
??Food, entertainment: $ 500.00
??Clothing, household expenses $0.00
??Credit cards and other loans: $?603.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$157.61

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2002	Debt/Income ratio:	44%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	19 / 16	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$16,879	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	IMPULSE82	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off high interest card.
Purpose of loan:
This loan will be used to pay off my high interest credit card, i used my credit cards to cover expenses that I had to bear for traveling, lodging for a new job.
My financial situation:
I am a good candidate for this loan because I have a bright future in medicine, my husband has a very stable job, he deals with all the expenses like rent, food, clothing etc. I got into debt because I have applied for residency and for interviews I had to travel all over United States and bear the expense of airline tickets, hotels etc..I am starting a new job in July 2009 with a pay range 45,000- 60,000, i just donot want to pay APR of 26 % on one of my credit card. Thank You for your help.
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443077
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$255.89

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1986	Debt/Income ratio:	25%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	23y 10m
Amount delinquent:	$0	Revolving credit balance:	$33,998	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sturdy-velocity6	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding Successful Business
Purpose of loan:
This loan will be used to?
Complete equipment upgrades and expand marketing programs for business in existence for
22 years and showing a growth rate in excess of 20% annualy over the last four years.

My financial situation:
I am a good candidate for this loan because?
I have a solid personal income and business cash flow enabling regular monthly payments combined with an excellent credit score.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$157.61

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1996	Debt/Income ratio:	11%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$12,265	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	famous-pound	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MOVING DAD NEXT DOOR
Purpose of loan:
This loan will be used to? purchase a used mobile home to move my dad next door to my wife and I.

My financial situation:
I am a good candidate for this loan because? I have great credit, I have an excellent work history for 29 years in my field of work, I have an excellent history of on-time payments, and I and my wife have chosen NOT to fund the large financial institutions with my loan interest. That is where my taxes are going.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.77%	Starting borrower rate/APR:	32.77% / 35.19%	Starting monthly payment:	$131.95

Auction yield range:	14.06% - 30.77%	Estimated loss impact:	15.41%
Lender servicing fee:	1.00%	Estimated return:	15.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1999	Debt/Income ratio:	12%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$835	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Red2000bc	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inproving credit
Purpose of loan:
This loan will be used to? Better my credit

My financial situation:
I am a good candidate for this loan because? I have good credit, and just need some extra money in the bank

Monthly net income: $ 1,300 from gi bill post 9/11 for cost of living while in school, and also 1,200 from work

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 100
??Car expenses: $ 45
??Utilities: $ 25
??Phone, cable, internet: $ 180
??Food, entertainment: $?100
??Clothing, household expenses $ 0
??Credit cards and other loans: $?50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443093
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.06% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1996	Debt/Income ratio:	30%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$11,772	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	peso-frog	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying Fitness equipment
Purpose of loan:
This loan will be used to? to buy fitness equipment

My financial situation:
I am a good candidate for this loan because?I pay my bills on time!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443095
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.99%	Starting borrower rate/APR:	9.99% / 12.10%	Starting monthly payment:	$161.31

Auction yield range:	4.06% - 8.99%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1990	Debt/Income ratio:	26%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	13y 5m
Amount delinquent:	$0	Revolving credit balance:	$50,850	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	racerette	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off 4 of my credit cards, some of which recently had an increase in APR, even after years of perfect payments.

My financial situation:
I am a good candidate for this loan because I have a stable full time job, and have been sticking to a financial plan to get out of debt in 5 years. Just need to pay off some high interest cards to do so.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$315.68

Auction yield range:	3.06% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1993	Debt/Income ratio:	5%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	15y 7m
Amount delinquent:	$0	Revolving credit balance:	$9,817	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	goblinbee	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off the wedding
Purpose of loan:
This loan will be used to pay off credit card debt incurred to pay for my wedding. I'm just looking to finance the balance of outstanding debt at a more favorable rate.

My financial situation:
I am a good candidate for this loan because I'm a strategy and management consultant working for the Federal government (very stable and profitable). My source of income is extremely reliable.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443101
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$30.49

Auction yield range:	3.06% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1999	Debt/Income ratio:	9%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,376	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	stephen_c01	Borrower's state:	NewYork	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off a credit card
Purpose of loan:
I am using this loan to payoff a credit card and to test prosper from a borrower side. I would rather pay interest to you then to some big bank.

My financial situation:
I am a good candidate for this loan because i have money in savings to pay this loan in full.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443103
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$290.32

Auction yield range:	17.06% - 22.00%	Estimated loss impact:	35.75%
Lender servicing fee:	1.00%	Estimated return:	-13.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1980	Debt/Income ratio:	28%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	22 / 16	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	59	Length of status:	21y 7m
Amount delinquent:	$166	Revolving credit balance:	$9,402	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	33	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	kmb587	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	42 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-659 (Dec-2009) 640-659 (Nov-2009) 680-699 (Aug-2008) 680-699 (Jul-2008)
Principal balance:	$1,976.08	1+ mo. late:	0 ( 0% )
Total payments billed:	42
Description
pay off payday loans and windows
Purpose of loan:
This loan will be used to pay off payday loans I had to use during the holidays and it will also pay off my windows loan which is at a high interest rate.? The rest would be used to pay back my parents some funds I owe them.? I really want to pay them off because they are living on social security only.
My financial situation:
I have been at my current job for over 21 years and it is very secure.? I have always paid my loans with prosper and will do so this time also if you will please help me.
Monthly net income: $ 2900
Monthly expenses: $
??Housing: $ 1068
??Insurance: $ 106
??Car expenses: $
??Utilities: $ 110
??Phone, cable, internet: $ 155
??Food, entertainment: $?50
??Clothing, household expenses $?
??Credit cards and other loans: $?600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443105
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$184.68

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,856	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	receptive-reward8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
easy money for lenders
The purpose of this loan is to pay off all credit cards belonging to my wife and I. 4 of these are from first premier who is now raising rates on all cardholders to 79.9% apr to get around the new government law on credit card fees. The total balance on all cards is approx $6700.00 with a total min payment of about $390 per month. I have been paying almost double $700 a month to pay down balances. 6 of theses cards will be destroyed and accts closed once paid off. With the prosper payment figured in i will be saving $400 + per month from what i have been paying making this loan easy to pay off in approx 18 months as opposed to 36.

My current net income is about $4000 per month after all business expenses.

Total monthly expenses are $3100
Rent $500
lights/gas/phone $200
food/entertainment $300
auto $670 with a 24k payoff
ins $150
personal loan $165 with a 3600 payoff
cc $390 have been paying $700
cell phones $175

I own my own semi truck and am leased to one of the largest trucking companies in the country. This assures income and freight stability.
I have owned my own truck for just over 4 years now and am currently in a 2010 model international prostar that was purchased new about 5 months ago.

I am an excellent candidate for this loan because i pay my bills on time and pay more than the minimum payment. I have been very careful with my credit and money for the last 4 years since starting my own business. My business is very successful and stable even in the current economic climate.

The loan payments WILL be paid on time and loan should be paid off in 18 months.

I would like to thank you in advance for considering this loan.

Please send me a message with any questions and i will gladly answer. I only have internet access at night once i am done driving for the day so i will answer questions nightly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443107
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$267.40

Auction yield range:	11.06% - 16.00%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1988	Debt/Income ratio:	44%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$77,314	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	sk8daddy44	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	720-739 (Oct-2008) 700-719 (Aug-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Consolidate credit card balances
Purpose of loan:
Consolidate balances of 3 cards with interest rates above 15%.

financial situation:
I'm a homeowner in a stable family situation and ?have been at the same job for 7yrs.
I'm currently a Prosper lender and have been a borrower before.
I expect to pay this loan off early as my budget allows.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443113
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	4.95%	Starting borrower rate/APR:	5.95% / 6.29%	Starting monthly payment:	$152.00

Auction yield range:	3.06% - 4.95%	Estimated loss impact:	0.59%
Lender servicing fee:	1.00%	Estimated return:	4.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1987	Debt/Income ratio:	8%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	19y 11m
Amount delinquent:	$0	Revolving credit balance:	$25,496	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wanna-help	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funding Prosper Lending
Purpose of loan:
This loan will be used to? fund the Prosper loans that I offer to other Prosper accounts

My financial situation:
I am a good candidate for this loan because? my income is high, I've been 20 years on the job and my credit is excellent
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443117
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 25.99%	Starting monthly payment:	$234.45

Auction yield range:	8.06% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	20 / 17	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$20,486	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	principal-stockpiler	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting a Home Health Care busines
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443119
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.99%	Starting borrower rate/APR:	22.99% / 25.27%	Starting monthly payment:	$967.61

Auction yield range:	8.06% - 21.99%	Estimated loss impact:	6.72%
Lender servicing fee:	1.00%	Estimated return:	15.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1991	Debt/Income ratio:	47%
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$13,215	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	EastTNVOL	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Path to being Debt Free
Purpose of loan:
To consolidate all debt with the exception of our car and home.
My financial situation:
Like many families we have, at times, not used our credit wisely. It is time to set an aggressive, fast, and clear path to clean the proverbial slate. I have a great career in the hospitality industry with great cash flow.??We have been following a family budget for several quarters now with great success.?My wife and I both?feel that we are ready to capitalize on a consolidation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443121
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	20.55%	Starting borrower rate/APR:	21.55% / 23.81%	Starting monthly payment:	$284.69

Auction yield range:	8.06% - 20.55%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	13.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	33	Length of status:	11y 0m
Amount delinquent:	$0	Revolving credit balance:	$82,241	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	kind-efficient-credit	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tax Preparation Business
Purpose of loan:
This loan will be used to hire independent contractors during the tax season. I have over 1000 individual tax return clients and 200 business tax returns clients.?I need to hire additional contractors to assist during the tax season. I am certain the cash flow will come since my business is a recession proof industry. My financial situation:
I am a good candidate for this loan because I have been a Certified Public Accountant (?CPA?) since 1997.??I owned an accounting partnership, and my original partner bought me out 5 years later. ?I am now running my own CPA practice as a sole practitioner. I am very conservative by nature and training.?? Lastly, my monthly expenses are very low.

Monthly Expenses:
Mortgage PITI:? 1,800
Car Payment:??? 560
Phones:???????????? 250
Utilities:????????????? 100
Food:???????????????? 400
Credit Card????? 300

My financial situation:
I am a good candidate for this loan because I have been a Certified Public Accountant (?CPA?) since 1997.??I owned an accounting partnership, and my original partner bought me out 5 years later. ?I am now running my own CPA practice as a sole practitioner. I am very conservative by nature and training.?? Lastly, my monthly expenses are very low.

Monthly Expenses:
Mortgage PITI:? 1,800
Car Payment:??? 560
Phones:???????????? 250
Utilities:????????????? 100
Food:???????????????? 400
Credit Card????? 300

My financial situation:
I am a good candidate for this loan because I have been a Certified Public Accountant (?CPA?) since 1997.??I owned an accounting partnership, and my original partner bought me out 5 years later. ?I am now running my own CPA practice as a sole practitioner. I am very conservative by nature and training.?? Lastly, my monthly expenses are very low.

Monthly Expenses:
Mortgage PITI:? 1,800
Car Payment:??? 560
Phones:???????????? 250
Utlities:????????????? 100
Food:???????????????? 400
Credit Card????? 300

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,765.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.40%	Starting borrower rate/APR:	24.40% / 26.70%	Starting monthly payment:	$69.62

Auction yield range:	8.06% - 23.40%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	14.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1996	Debt/Income ratio:	25%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$17,897	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	coin-carnation	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
About to be a new mom
Purpose of loan:
I am about to be a mom for the first time?and am hoping to?take a maternity leave so I can spend some time with my new baby. Unfortunately my company doesn't pay while I am on leave.? I will be using this loan to cover some of my expenses and medical bills?while I am on leave.

My financial situation:
I always make my payments on time and have been working hard to make sure that my credit stays in good standing. My leave from work will not affect my ability to pay back on the loan, as I will be using savings/etc. to make these payments.

Monthly net income: $ 2600 (not including spouse income)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443129
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	17.06% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1995	Debt/Income ratio:	20%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	9 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	9y 9m
Amount delinquent:	$580	Revolving credit balance:	$44,831	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	deal-blossom0	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me create jobs
Purpose of loan:
This loan will be used to purchase a business

My financial situation:
Loan will be used to purchase an existing business that has the potential to net $132k per year. The owner of the business is sick and wants to sell business . The loan and interest will be paid back in one year.? This business will create at least 50 jobs, more than what has been created with "Economic Stimulus packages".? This is a great business for the economy and I would really appreciate your help.

Monthly net income: $ 8900

Monthly expenses: $ 4500
??Housing: $ 2600
??Insurance: $150
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 225
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 1000
??Other expenses: $ 100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443131
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$150.86

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1997	Debt/Income ratio:	46%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$20,342	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	vaner	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-679 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	0
Description
Never late- just want to lower rate
Purpose of loan:
This loan will be used to pay off a credit card so that I can have a lower interest rate.

My financial situation:
I am a good candidate for this loan because I have never had a late payment.? The majority of my debt was from law school.? I am very motivated to pay off my debt.

Monthly net income: $ 5,000

Monthly expenses: $
??Housing: $ 960
??Insurance: $ 40
??Car expenses: $ 0
??Utilities: $?100
??Phone, cable, internet: $ 200
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1979	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	31	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,534	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	marodale22	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	520-539 (Jan-2008) 520-539 (Nov-2007) 640-659 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Pre[are room rental & pay down debt
Purpose of loan:
This loan will be used to? fix an additional room in my house for a renter and to pay down debt.

My financial situation:
I am a good candidate for this loan because?
1) This will be my second prosper loan and the first was created in May 2006 and paid off on time in May of 2009. It was never paid late.
2) I have paid on my mortgage taken out in September of 2008 without lateness. I just want to reduce the number of credit card and revolving lines because the terms of use make them a poor form of credit.
3) I am constantly looking for new ways to save and to lower expenses. Some inquiries on my credit report is due to me investigating lower mortgage rates. But i have concluded that I will need to increase my credit score further before I can reapply. Even though my credit score has gone up it is not up enough in todays economic climate
Monthly net income: $ 3800 (pension) + $500 roomer income = $4300

Monthly expenses: $
??Housing: $ 2388(principle, taxes, insurance and interest)
??Insurance: $
??Car expenses: $200
??Utilities: $ 425
??Phone, cable, internet: $ 300
??Food, entertainment: $ 300
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443135
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$102.60

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2003	Debt/Income ratio:	30%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$7,123	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	young_Professional24	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A kick-off to a new year
This loan will be used to consolidate my credit card debt at a lower APR. My current APR is 29.99%, which makes it difficult to pay down. I'm interested in consolidating this debt for a new start after making unwise credit decisions. I have been employed full-time for 2 years within the staffing and recruiting industry?after graduating from college.

My financial situation: I am a good candidate for this loan because I am employed full time, am reliable?and a pay my bills on time.

Monthly net income: $ 2,200
Monthly expenses: $ 1,750
Housing: $ 600
Insurance: $ 110
Car expenses: $ 165
Utilities: $ 25
Phone, cable, internet: $ 25
Food, entertainment: $ 125
Clothing, household expenses $ 50
Credit cards and other loans: $ 600
Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443137
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$200.28

Auction yield range:	11.06% - 24.56%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2000	Debt/Income ratio:	23%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,430	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dinero-tamer	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Affordable Dream Wedding? Hopeful!
Purpose of loan:
This loan will be used to cover wedding expenses for my upcoming ceremony in May 2010. We have a few expenses left such as food & drink, music, flowers, and other reception items. A marriage should be a once-in a lifetime event. Not only do I believe that, but I want to make it affordable as a well.

My financial situation:
I am a good candidate for this loan because as a beginning teacher, my income has taken a hit during the recent recession. The state has frozen my salary and it is looking like that may be the case for the next year. Despite that, I still make a good faith effort to pay my current obligations. I have an auto loan and student loan payments that I pay on-time every month. I believe that being fiscally responsible is important, so I only have 1 credit card ($0 balance) for emergencies. I would like to refrain from using my card for wedding expenses. I do not intent to splurge on my wedding. I am researching each expense carefully, but I don't want the memories from that day to be clouded with worry about how to pay for it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443139
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 37.22%	Starting monthly payment:	$67.43

Auction yield range:	11.06% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1991	Debt/Income ratio:	28%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	39	Length of status:	12y 5m
Amount delinquent:	$251	Revolving credit balance:	$5,921	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bcb1	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-639 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Paying off high interest debt
Purpose of loan:
This loan will be used to pay several small loans with high interest rates.

My financial situation:
I am a good candidate for this loan because am a teacher and have a steady income.? I had a loan with Prosper but paid it off last year.? We have set a budget, but due to unexpected illnesses and car trouble have been unable to save our emergency fund.? We have closed all of our credit card accounts and are paying them off with the lowest interest rates possible.? We can make our house payment, bills, and consolidation payments with both of our salaries.? Unfortunately we had to borrow money over the past six months and would like to consolidate these so that we can get back on our feet and stick to the budget and cash only envelope plan.?

Monthly net income: $ 3200
Husband $5000

Monthly expenses: $
??Housing: $ 2100
??Insurance: $ 98
??Car expenses:? no car payments
??Utilities: $ 220
??Phone, cable, internet: $ 250
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1700
??Other expenses: $ 900? child care
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,700.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.05%	Starting borrower rate/APR:	11.05% / 11.40%	Starting monthly payment:	$678.18

Auction yield range:	3.06% - 10.05%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1983	Debt/Income ratio:	8%
Credit score:	860-879 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$665	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	chuckler2	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my cards
Purpose of loan:
This loan will be used to consolidate high interest cards to one monthly payment.

My financial situation:
I am a good candidate for this loan because I never been late on any of my credit accounts, I do believe? the importance of keeping my good credit rating, I also have a job that pays me perfect, I'm looking to pay this loan off within 3 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1996	Debt/Income ratio:	48%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$101,573	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	fabulous-moola5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small Debt Consolidation
Purpose of loan:
In conjunction with a substantial bonus I will receive in?three weeks, this loan will be used to consolidate small balance credit cards and other debt.

My financial situation:
I am a good candidate for this loan because I have never been late on payments and I do not want to begin being late on payments. I have one to many credit cards and do not have the desire to keep them. I will not get in this situation again.
Monthly net income: $?7897

Monthly expenses: $
??Housing: $?2304
??Insurance: $?95
??Car expenses: $?0
??Utilities: $ 200
??Phone, cable, internet: $ 140
??Food, entertainment: $?0
??Clothing, household expenses $?
??Credit cards and other loans: $ 2700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$239.24

Auction yield range:	4.06% - 13.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1990	Debt/Income ratio:	25%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	24 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	12y 5m
Amount delinquent:	$0	Revolving credit balance:	$61,634	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jazzycasey	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 95% )	700-719 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	1 ( 5% )	700-719 (Apr-2008)
Principal balance:	$3,500.92	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Paying off my credit cards.
Purpose of loan:
This loan will be used to pay off my credit card with a high interest rate.

My financial situation:
I am a good candidate for this loan because I am extremely responsible about paying all my bills on time.? I have never been default on a loan or credit card.? My?lower credit rating is due to the amount of?revolving debt I have.? I have accumulated credit card debt over the years due to assisting my parents during a family tragedy and helping my husband with his construction business.? My credit cards keep raising my interest rates making it harder to pay off my debt.? We are currently raising our 15 month old daughter and our goal is to reduce our credit card debt as much as we can before we start saving for her college education.

Monthly net income: $ 7,700 (after taxes and including husband's contribution)

Monthly expenses: $?
??Housing: $ 767
??Insurance: $?260 (home and?vehicles)
??Car expenses: $?1,000 (husband and my car payments plus gas)
??Utilities: $ 200
??Phone, cable, internet: $ 175
??Food, entertainment: $?800
??Clothing, household expenses $?225
??Credit cards and other loans: $ 1900
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443155
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1993	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$491	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	29	Homeownership:	No
Inquiries last 6m:	0
Screen name:	RenovatioCapital	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a new car for work and schoo
Purpose of loan:
This loan will be used to purchase a new car to replace my existing car to get to work and school. My existing car is run down and will soon need a lot of repairs and the costs will be more than the car is worth. There is a car that i can purchase from my friends uncle who runs an auto dealership and he will sell it to me for $13000. I have $3000 to put towards it and need another $10000 more.

My financial situation:
I am a good candidate for this loan because I work at AT&T and have a stable job witha stable income. I plan to pay this loan off within 18 months.

Monthly net income: $ 3375

Monthly expenses: $ 2510
??Housing: $ 700
??Insurance: $ 100
??Car expenses: $400
??Utilities: $ 120
??Phone, cable, internet: $90
??Food, entertainment: $ 400
??Clothing, household expenses $250
??Credit cards and other loans: $ 250
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$95.00

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1997	Debt/Income ratio:	21%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	10y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	3
Screen name:	electron822	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Medical bills
Purpose of loan:
This loan will be use to pay and consolidate all the insurance deductable bills?during 2009.??

During the new insurance enrollment at work we were given only one option that had a high deductable and unfortunately last year I got sick and had to use my insurance and that is why I?m asking for this loan. Also, I would like to state that during 2008 I had file bankruptcy, due to a separation. This bankruptcy has been discharged from court with no outstanding balances. I have been good paying for my mortgage and never been late, as you can see in my credit report history. I have been good with my payments and alwalys on time. All I need to add into this petition is that, If you give me the opportunity I wont let you down.??

?My financial situation:

Monthly net income: $ 2673.58

Monthly expenses: $ 1577
??Housing: $ 400
??Insurance: $ 250
??Car expenses: $ 767.36
??Utilities: $ N/A
??Phone, cable, internet: $ 40.00
??Food, entertainment: $?60
??Clothing, household expenses $ 40
??Credit cards and other loans: $ N/A
??Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443159
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1999	Debt/Income ratio:	9%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	inspired-duty1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a new car
I am a great candidate for this loan because I am very reliable and I pay all my bills on time every month!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443167
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.75%	Starting borrower rate/APR:	10.75% / 11.10%	Starting monthly payment:	$32.62

Auction yield range:	3.06% - 9.75%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	9.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jun-2000	Debt/Income ratio:	25%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$62,191	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	guitarjrb	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay-Off a high interest credit card
I have made a few attempts at larger loans and have withdrawn them because I do not feel that they would complete funding. Basically, I was testing the water here at the prosper community. What I have decided to do is go after one debt at a time while a prove myself in the prosper community.

I currently have a base pay of $80,000 and a fairly high DTI. Despite this, I have maintained a high credit score and have never defaulted nor been late on a debt. I am a homeowner and remain in a stable career as a computer administrator on a federal contract. The first debt that I want to tackle is my Jared card which has a balance of $900 and an interest rate of 22.9%. Lenders can expect for this loan to be paid early. The current minimum payments on the card are $125.00/m. The requested loan will be somewhere around about $40.00/m and I plan to pay at least $100.00 a month until payoff. Please feel free to ask any questions you see fit!

Net Pay is $4800/m
Expenses total $3500/m

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$157.61

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2004	Debt/Income ratio:	15%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,713	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	elevated-community8	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase marchandise to sale abroad
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?I repay my loans, and also I know what I'm trying to doing;?to create a market for certain type of?products available in USA, that I believe they can sale well else where. This I am hoping will lead to a long term export business line.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443173
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1990	Debt/Income ratio:	18%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$930	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	21	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	jmart30702	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card debt
Purpose of loan:
(explain what you will be using this loan for)
Debt consolidation
My financial situation:
(explain why you are a good candidate for paying back this loan)
Solid job
Monthly net income: $
11000
Monthly expenses: $
??Housing: $ 3500
??Insurance: $ 200
??Car expenses: $ 500
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443177
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$421.88

Auction yield range:	11.06% - 15.00%	Estimated loss impact:	10.34%
Lender servicing fee:	1.00%	Estimated return:	4.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1985	Debt/Income ratio:	35%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$117,623	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	subtle-order6	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
general home repairs
Purpose of loan:
This loan will be used to? update a?rental apartment and some other expenses related to my primary home.?Being a full time?realtor for over 10 years?by trade, this loan will be a cash flow support as my paychecks come at different times.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443181
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$90.46

Auction yield range:	14.06% - 17.06%	Estimated loss impact:	14.75%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-2000	Debt/Income ratio:	9%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,860	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	historic-hope3	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards and doctor
Purpose of loan:
This loan will be used to? pay off 4 credit cards and 2 doctor bills

My financial situation:
I am a good candidate for this loan because?
i am in good standing on all my payments and never miss a payment and have a good stable job????
Monthly net income: $

Monthly expenses: $
??Housing: $ 530
??Insurance: $ 60
??Car expenses: $ 130
??Utilities: $?300
??Phone, cable, ernet: $ 200
??Food, entertainment: $ 50
??Clothing, household expenses $50
??Credit cards and other loans: $ none if i get this loan, or with out 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443185
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 11.35%	Starting monthly payment:	$261.91

Auction yield range:	3.06% - 10.00%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1989	Debt/Income ratio:	2%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	11y 2m
Amount delinquent:	$0	Revolving credit balance:	$100,896	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	worth-bridge	Borrower's state:	Texas	Borrower's group:	Need Another Chance?
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Avoiding using Credit card in April
As my credit score reflects, I have always paid all loans and I have never missed a payment and have always been on time . I have auto-payments setup. This is my second listing and I am putting it at a slightly higher interest rate as I still believe this rate would be better than using a credit card.

Purpose of loan:
We took out a HELOC last year (100K of the revolving credit balance) to remodel our house. The other portion (100K) of the remodel, I paid cash by selling assets to make it happen, however, that raised my tax bill that will be due in April. I held back cash to handle this, however, I did not hold back enough.

My Current loan balances:
Primary Home Loan 200K - 15 years (9 left) at 4.875
HELOC 100K at prime minus 1.01% , which is currently at 2.24%

My income is high enough that I plan to have this loan paid off within 1 year. I will make minimum payments until May and then I will start paying it back quicker after that.

I have looked into rolling all loans into a refinance with a cash out to help me get through my current tax bill and the overall loan as my home value would support that. However, the costs (closing costs and fees) of that don't make sense considering the the great rate I have on the HELOC would go away and the entire loan would be rolled into one amount.

My other option is to float the loan on credit cards, however the best rate I would get on that is 12.99% which would behigher than this loan, with the possiblity that they might raise it at any point.

This will be my first Prosper loan, so I am new to the process.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443187
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$66.19

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1987	Debt/Income ratio:	38%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,253	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	17%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	2
Screen name:	dinero-halibut	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?pay off high interest credit cards and consolidate the balances.

My financial situation:
I am a good candidate for this loan because...I pay all my debts on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443191
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2000	Debt/Income ratio:	7%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,291	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	aorozco	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off old debt
Purpose of loan:
This loan will be used to? pay off old debt. got most of the funds from 401k now need a little more to complete funds

My financial situation:
I am a good candidate for this loan because? i am responsible and pay all my bills on time.? i have the means to pay the loan back.? i am willing to provide referrences.? let me know if you have any questions or concerns or anything i can do let me know.also i own 2 vehicles worth 2500.00 and just want to avoid the high interest rates of a title loan.? thank you for your support.
Monthly net income: $ 2200 sps 1600 rent room $300

Monthly expenses: $
??Housing: $ 1175
??Insurance: $ 240
??Car expenses: $390 car payment?210 gas?
??Utilities: $ 300
??Phone, cable, internet: $ 150 & 180 cell
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 38.47%	Starting monthly payment:	$1,145.09

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1993	Debt/Income ratio:	Not calculated
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$6	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	influential-transparency6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Builing a new room
Purpose of loan:
This loan will be used to build a new room in my house.

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443201
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$445.96

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1998	Debt/Income ratio:	35%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$26,482	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	hope-whamo	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidation
Purpose of loan:
This loan will be used to? Keep my bills up to date.We own a cabin on the lake in northern minnesota. we have kept this for ten years and have decided to sell it. Because my daughter is going to go to college and we have about 100,000 in equity. We owe 126,000. Its worth at least 226. Wehad it appraised about 1.5 years ago and at that time it was 242,000. We just want to have a cushion for our bills. When we sell the cabin in the summer I will pay this loan off. Unless there was a reason the lender wouldn't want me to do that so soon. That would be up to them. We just dont want the money to be as tight being this is her senior year. We would of just taken a equity loan on it but chase does not do those if its not your primary residence.

My financial situation:
I am a good candidate for this loan because? I or We ,my wife and I have never defaulted on any loan. Having over probably 20 loans in our lifetime incuding cars and homes and cabins etc.

Monthly net income: $ 7,800

Monthly expenses: $
??Housing: $ including the cabin 3,200
??Insurance: $ 300
??Car expenses: $ 500
??Utilities: $ 250
??Phone, cable, internet: $ 200
??Food, entertainment: $
??Clothing, household expenses $ food and grocery included 800
??Credit cards and other loans: $ 500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443209
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$497.60

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1998	Debt/Income ratio:	18%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$450	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	4%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	2
Screen name:	FightingIllini1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off back taxes and credit cards
Purpose of loan:
This loan will be used to pay off my back taxes to the IRS and get current with my credit cards. I am currently paying a total of $850 a month to the IRS and to my credit cards and I am making all my payments.? However, I am not making much leadway on the interest.? If I could pay off all of these?and have one payment of half this amount I could get my finances in order.

My financial situation:?
Currently I have $8,000 in back taxes to the IRS and about $3,000 in credit card debt.? As soon as I get these two payed off I will be in great financial shape and I can begin to prepare for the future by putting more into my 401k.

Monthly net income: $ 3652

Monthly expenses: $
??Housing: $ 785
??Insurance: $?185
??Car expenses: $?260
??Utilities: $?125
??Phone, cable, internet: $?275
??Food, entertainment: $?750
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 350
??IRS Back Taxes: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443211
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.72%	Starting monthly payment:	$47.28

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-2002	Debt/Income ratio:	33%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,371	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	p2p-mulberry	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to help pay down debts

My financial situation:
I am a good candidate for this loan because i will always make my payments on time as you will see in my credit report

Monthly net income: $ 1,800

Monthly expenses: $
??Housing: $ 100????
??Insurance: $ 99.65
??Car expenses: $ 334.64
??Utilities: $ 140.00
??Phone, cable, internet: $?
??Food, entertainment: $ 150.00
??Clothing, household expenses $
??Credit cards and other loans: $ 446.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443221
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$377.72

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	18y 3m
Amount delinquent:	$0	Revolving credit balance:	$48,685	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	currency-transformer	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off builder/pay off bills
Purpose of loan:
This loan will be used to?consolidate bills and?keep accounts?current, and pay my contractor for work in 2009 to repair my mother's house. I had to take off work?3 months in 2009 to?help repair my mother's house roof and other leaking problems, then, 1 month off work to help?my sister recouperate after a knee fracture in November.??I work on a cash basis and being off work?was a major drain on income and on my savings.?I have been working full time since the remodel and accident, however, my business takes 45-60+ days to pay from date of completion.? I am keeping payments current, barely, while waiting for all payments to come in. I have some small accounts that pay right away and that money helps pay some bills.

I need the loan to pay the contractor owed from 2009, $7,000, and keep bills paid until payments come in.

My financial situation:
I am a good candidate for this loan because?? as of December 2009 I have been working full time and am scheduled to continue working full time through 2010 amd beyond.?I have been in business in the same field and market sector for over?17 years, and, ?I have a substantial income?as an independent real estate appraiser and have a steady client work load.? My?income will be adequate to repay the loan and my diligence to keep my credit payments all on time is of utmost importance.? These funds, along?with the current and future?full time work,?will be the income needed to situate myself back?to a stable financial situation.?I am self-employed and own my own home with approximately $35,000 equity, however, difficult to get a loan with high credit balances and self-employed.

This loan?will?be?temporary and I plan to repay in approximately 12-14 months.?

Monthly net income: $ 9500

Monthly expenses: $?4068
??Housing: $ 1693
??Insurance: $ 100
??Car expenses: $ 150
??Utilities: $75
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 1800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443223
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$311.85

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	14 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$16,232	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	AmeriCorps_Alum	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating my credit cards.
29 yr old college grad who strongly wanted to give back to the world in some way so I joined AmeriCorps. Program similar to Peace Corps, only you stay in the country . Was an amazing learning experience.? But, living on their stipend of slightly less than $10,000 per year proved very difficult for two years.? This is where the majority of this credit card debt was accrued. Had to use them to cover basic living expenses. The companies keep raising the minimum payment despite me paying over the minimum and always on time. High interest makes it hard to ever make any progress. Help me break this cycle!

Purpose of loan:
This loan will be used to consolidate my 3 credit card payments into one lower interest payment.

My financial situation:
Solid credit history. I currently pay no rent or utilities. Only bills I have per month are my credit cards and food and gas.? I babysit part time in exchange for a free apartment and utilities. They pay me a stipend on top of that too. I'm a freelance writer with a regular position with a company as well. If for some reason, something were to happen and I were unable to pay the loan, my parents are very financially able to help me out.

Monthly net income: $ 1800

Monthly expenses:
??Housing: $ 0
??Insurance: $ 50
? Gas: $60
??Utilities: $0
? Food: $ 350
? Credit cards: $ 700 (trying to reduce this w/help of Prosper)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,800.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.50%	Starting borrower rate/APR:	16.50% / 18.69%	Starting monthly payment:	$311.56

Auction yield range:	4.06% - 15.50%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	13.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1996	Debt/Income ratio:	43%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	20 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	8y 7m
Amount delinquent:	$0	Revolving credit balance:	$77,492	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	BKinSM	Borrower's state:	California	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need your help..great returns..
Purpose of loan:
Early 2008, I purchased a bank owned home.?I thought it was a great time to purchase this home because smaller house than mine was at least 40-50k higher in this area and the bank gave me alot of money for closing the deal.
After purchasing home, we do alot of remodeling. I did try to request prosper loan back then, but didnt get funded. So, I use few of my credit cards to fund the remodeling.
Credit union has been a great company. But, commercial bank recently jack up the interest rate. So, I have one card that started as?0%?interest and will start to?charge finance in?early 2010.?Rate should have 8.9% after the BT promotion, however?bank jack it up?to 15.9%. I tried to fight it with the bank but i go nowhere.

Financial situation (Updated 1/18/09):
I am a good candidate because:
1. I am responsible and pay my bills on time
2. Stable job, been with the company for more than?8 years. future job?security is also stable.
3. I believe in People to people lending.
4. I had over 10k lending in prosper at one point?and currently still holding several loans (about 3.2k balance now)
5. I am a?home owner. my rate is 30 years fixed at 5.375% (I buy down the rate in 2008 from bank's closing money)
6. I took 2nd job at my friend restaurant?part time (3x dinner/week)
7. Filed Bk Chap 7 in 2001, did stupid financial mistakes in younger age. Have been paying on time since then.
8. As of 01/15/10, I have corrected the now deliquency on my report.

Monthly net income: $ 5250 (after 401k, insurance, fed & state tax), including 2nd job.

Monthly expenses: $
??Housing: $1400 (my part, my wife is a florist and pays the other half)
??Prop Tax,?Insurances: <$750/mo
??Car expenses: <$50 (my work is?3 exits away from my home)
??Utilities: < $200
??Phone, cable, internet: <$150
??Food, entertainment: <$400
??Credit cards and other loans: <$1500 (should reduced?when prosper loan funded)
??Other expenses: <$100?

Monthly net around $500-700 (normally applied to pay my loans)

My goal is to pay down my debts in 3 years.

Thank you for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443233
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$271.37

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1994	Debt/Income ratio:	41%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	12 / 13	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	59	Length of status:	13y 0m
Amount delinquent:	$235,798	Revolving credit balance:	$251,807	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	newest-rupee-scrutinzer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new room
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	8.06%	Starting borrower rate/APR:	9.06% / 11.15%	Starting monthly payment:	$795.69

Auction yield range:	8.06% - 8.06%	Estimated loss impact:	6.36%
Lender servicing fee:	1.00%	Estimated return:	1.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1993	Debt/Income ratio:	7%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$39,383	Occupation:	Pilot - Private/Com...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	admirable-worth9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Daughter's University Tuition
Purpose of loan:

Hello.? This loan will be utilized to fund my Daughter's University Tuition.

My financial situation:
My financial situation is excellent and I possess AA Excellent Credit!
I am a great candidate for this loan as I have more than sufficient monthly income to support it.

I have an excellent job with verifiable income.

I have the ability to make monthly payments on much more than the amount requested however this site limits the maximum to $25,000.

Thank you kindly for considering my request.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443247
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.06% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1993	Debt/Income ratio:	15%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,307	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	53%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	MTC65	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Investment
Purpose of loan:
This loan will be used for possible closing cost on a bank foreclosure. I've already been pre-qualified for the loan, but don't want to go settlement and not have money for closing cost. I'm in the negotiation process with the bank at this time.

My financial situation:
I am a good candidate for this loan because I have always paid my bills on time and I am very trustworthy when paying off loans. I currently make $4000 a month?from my job, $1850 from military retirement?and receive $1957 month (basic housing allowance)?while attending college under the Post 9/11 GI Bill. This loan will be paid back as soon as the property is sold.

Monthly net income: $ 8000

Monthly expenses: $ 3578
??Housing: $ 2600
??Insurance: $ 200
??Car expenses: $ 60
??Utilities: $ 125
??Phone, cable, internet: $ 168
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 225

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443253
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,364.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.01%	Starting monthly payment:	$61.70

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1978	Debt/Income ratio:	33%
Credit score:	600-619 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	25	Length of status:	14y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,704	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%
Delinquencies in last 7y:	24	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bluestar148	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-659 (Sep-2009) 640-659 (Aug-2009) 620-639 (Jul-2009) 600-619 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Hedging my Prosperspeculation Acct
Purpose of loan:
This loan will be used to?hedge my Prosper account in the event of a Prosper bankruptcy.?

My financial situation:
I am a good candidate for this loan because?I have about $30 a month coming in from Prosper now. I will use that plus a small deposit to pay this back.?

Monthly net income: $ 3006

Monthly expenses: $
??Housing: $ 943
??Insurance: $ 112
??Car expenses: $ 300
??Utilities: $350?
??Phone, cable, internet: $ 200
??Food, entertainment: $400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 125
??Other expenses: $ 376
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443265
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$769.01

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1988	Debt/Income ratio:	10%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	43	Length of status:	1y 4m
Amount delinquent:	$79,188	Revolving credit balance:	$3,577	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$100,000+
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	silver-palace	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New roof
Purpose of loan:
To replace the existing, leaking roof?on my house.

My financial situation:
I am a good candidate for this loan because I have?a stable job with excellent income, I own my home and was just approved on January 12th for a?mortgage modification, which greatly reduces my monthly expenses.? I will be paying this loan in full within sixty days of funding.

Monthly net income: $ 7,500

Monthly expenses: $ 5,000
??Housing: $ 1,636
??Insurance: $ 130
??Car expenses: $ 0
??Utilities: $ 216
??Phone, cable, internet: $ 205
??Food, entertainment: $ 800
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 680
??Other expenses: $ 225
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443277
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$143.64

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2004	Debt/Income ratio:	44%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	12 / 12	Employment status:	Retired
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$11,268	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	dime-phase6	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a classic car
Purpose of loan:
This loan will be used to buy a 1953 mercury that isin excellent shape? from an individual. The car has a clasic car rating of #2 at a valuation of about $9,000-$15,000. The individual needs money for his own personal needs and is willing to sell the mercury below its value.?

My financial situation:
I am a good candidate for this loan because my credit rate is 720 and I have live in one place for 7 years. I own coastal property, a?26 ft travel trailer, a small fishing boat, a? 1984 nisson pu,? a 1989 toyota odessey motor home all the above is free and clear titles. I have? car loan on a 2004 pontiac grand am for 4 years without any late payments. Also I have 1997 gmc 1 ton flat bed truck i uase for business and there?was a starting loan of $4,400 2 years ago with a currant balance of $900 at monthly payment of $212.? I have always been prompt with my payments and bills?

Monthly net income: $about $2,528 plus?

Monthly expenses: $
??Housing: $370
??Insurance: $1,000 per year?
??Car expenses: $231
??Utilities: part of my rent?
??Phone, cable, internet: $140
??Food, entertainment: $ 200
??Clothing, household expenses $100
??Credit cards and other loans: $140
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443283
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	4.06% - 19.00%	Estimated loss impact:	2.18%
Lender servicing fee:	1.00%	Estimated return:	16.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1998	Debt/Income ratio:	67%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$31,017	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	kim12547	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	58 ( 100% )	700-719 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	680-699 (Feb-2008) 640-659 (Dec-2006) 640-659 (Dec-2006)
Principal balance:	$2,202.42	1+ mo. late:	0 ( 0% )
Total payments billed:	58
Description
Debt Consolidation : Rebuilding
I am looking for funds to payoff my credit card debt. I have been divorced for 5-1/2 years, and have had to take on a large financial burden from my ex husband. He left me with very large credit card bills and a house that he refused to take any responibility in. I have sold the house; but still have remaining debt. I currently pay over $550.00 each month on my credit card bills, in hopes of paying them down quicker.? However, with credit card rate changes, the extra dollars I put on my credit card bills do not make as big of an impact as I would like. When my loan is granted, I will use this money to now pay my?Prosper?loan?.With this Prosper loan, I can cut down my debt significantly in 3 years. Putting my past behind me, and moving on to better oppurtunity & success.

I make $1400.00 a month after taxes; plus I receive $468 a month for a house that I sold on contract. The house payment is always on time and I have never had any issues with them paying late. My boyfriend pays all of our living expenses. I use my income to pay credit cards and my car payment.

CURRENT BILLS:
Credit Cards (Minimum): $400.00; I pay $550.00 or more
Car: $347.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443295
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$351.85

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1993	Debt/Income ratio:	36%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	26 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$105,158	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Magilla	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	720-739 (Sep-2008) 740-759 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Using Prosper for real-Buying a Van
The purpose of this loan is to purchase a van for my family for trips. I have lent to over 60+ users at prosper and have?ventured into finding out exactly how they approve people. I took out a small prosper loan to see how it works and now I am going to use it for real.

Please visit my profile if you wish to find out more about who I am.

Please let me know if you have any questions.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443307
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 35.69%	Starting monthly payment:	$47.91

Auction yield range:	8.06% - 31.00%	Estimated loss impact:	7.25%
Lender servicing fee:	1.00%	Estimated return:	23.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1996	Debt/Income ratio:	23%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	24 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$40,406	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	bumblebee1	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Improvements to first home
Purpose of loan:
This loan will be used to make improvements to my home, which I purchased in May of 2009.

My financial situation:
I am a good candidate for this loan because I have demonstrated exceptional stability in my employment, have a strong income, and have demonstrated timely payback of my debts.

Currently, I am Vice President, Associate Creative Director at a major advertising agency in New York City.? I have worked at this company for over 5 years and have been promoted three times.? I began my employment at a much lower income level and with considerable debt and have been successfully strengthening my financial situation ever since. My recent purchase of a home was made possible after several years of savings.? My next step will be to pay down the debt that's holding back my FICO score.? However, in the meanwhile, I would like to make some critical improvements to my new home.

Monthly net income: $ 8,200

Monthly expenses: $ 7,380
??Housing: $ 3300
??Insurance: $ 30
??Car expenses: $800
??Utilities: $ 150
??Phone, cable, internet: $ 200
??Food, entertainment: $ 1300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1550
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 263178
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$524.92

Auction yield range:	11.06% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1982	Debt/Income ratio:	20%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	10y 5m
Amount delinquent:	$0	Revolving credit balance:	$56,415	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	floridaguy	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	27 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	620-639 (Nov-2007) 560-579 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Pay off High Interest Credit Cards
I wish to pay off high interest credit cards. I paid off a previous Prosper loan early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 329986
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$63.04

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1999	Debt/Income ratio:	10%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	21	Length of status:	4y 3m
Amount delinquent:	$3,678	Revolving credit balance:	$4,653	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sedric1	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting ahead
Purpose of loan:
This loan will be used to?? pay off?a credit card?balance at a cheaper rate than i currently have.

My financial situation:
I am a good candidate for this loan because? I have an excellent debt to income ratio now that I have had some errors corrected on my report. I am currently looking to pay off old debt with this loan in addition to keeping up with my current balances.
My goal is simply to build credit at this point as I dont have many open accounts anymore. I believe that someone in this mindset is extra motivated to make all future payment history look excellent.
Monthly net income: $? 4800

Monthly expenses: $
??Housing: $??900
??Insurance: $? 180
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $

As you can see, i have funds available for this.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440792
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$75.43

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1976	Debt/Income ratio:	42%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	18y 11m
Amount delinquent:	$0	Revolving credit balance:	$23,925	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bonus-friendship	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441962
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$687.47

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1992	Debt/Income ratio:	33%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	13y 9m
Amount delinquent:	$0	Revolving credit balance:	$49,976	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	kinetic-point2	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? pay off my debt for good

My financial situation:
I am a good candidate for this loan because? I have a good steady income
Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 1800????
??Insurance: $ 110
??Car expenses: $?124
??Utilities: $ 250
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441984
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$506.56

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1992	Debt/Income ratio:	13%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	19y 9m
Amount delinquent:	$6,293	Revolving credit balance:	$23,350	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	73%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kinetic-income	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business start funds
Purpose of loan:
This loan will be used to? start a small business

My financial situation:
I am a good candidate for this loan because?
I have a secure source of income?(20 years of service with NYPD)?????
Monthly net income: $ 7000
Monthly expenses: $
??Housing: $ 2300
??Insurance: $ 200
??Car expenses: $ 369
??Utilities: $ 250????
??Phone, cable, internet: $ 125
??Food, entertainment: $ 350
??Clothing, household expenses $ 150????
??Credit cards and other loans: $ 450
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442176
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$358.21

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1999	Debt/Income ratio:	27%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$24,307	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	affluence-missile	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off two credit cards.

My financial situation:
I am a good candidate for this loan because I am a full-time Army Officer, home owner, and father.

Monthly net income: $ 60,000

Monthly expenses: $
??Housing: $ 565.15
??Insurance: $ 0
??Car expenses: $ 794.00
??Utilities: $?186
??Phone, cable, internet: $ 89
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $?400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442306
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$597.01

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-2005	Debt/Income ratio:	62%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	6y 7m
Amount delinquent:	$0	Revolving credit balance:	$6,462	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sensible-justice	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards and auto
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442630
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1999	Debt/Income ratio:	48%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$15,093	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	SarahFit	Borrower's state:	Massachusetts	Borrower's group:	Lend2's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	54 ( 100% )	700-719 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	720-739 (Nov-2007) 680-699 (Jan-2007)
Principal balance:	$3,419.65	1+ mo. late:	0 ( 0% )
Total payments billed:	54
Description
Good Standings with Prosper Lenders
Purpose of loan:
This loan will be used to pay off two credit cards that I needed to use for an emergency. ??

My financial situation:
I am a good candidate for this loan because?I recently been promoted from?Concierge to Membership Manager with a nice pay raise. I have never missed a previous (or current) prosper loan payment. I am very reliable and hold?steady employment with the same company for over four years. ??

Monthly net income:?$2400 (after taxes)?

Monthly expenses: $1275
??Housing: $550 (rent)?
??Insurance: $0?
??Car expenses: $0
??Utilities: $75?
??Phone, cable, internet: $75?
??Food, entertainment: $100?
??Clothing, household expenses $100?
??Credit cards and other loans: $375 (this will be only $75)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442660
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	11.51%	Starting borrower rate/APR:	12.51% / 14.65%	Starting monthly payment:	$234.21

Auction yield range:	6.06% - 11.51%	Estimated loss impact:	5.19%
Lender servicing fee:	1.00%	Estimated return:	6.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1993	Debt/Income ratio:	15%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$13,855	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	openness-gravity	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying difference on sale of house
Purpose of loan:
Pay off the remaining mortgage after the sale of my house.

My financial situation:
I am a good candidate for this loan because?I am engineer and had to relocate from IA to AZ for employment; been with my current employer since 1998, earn $76,000. I've followed a budget for six years and can track what $$ comes in and where it goes out.? The relocation has put me upside down on the sale of my house in IA, closing is Feb. 3rd.??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442724
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$30.49

Auction yield range:	3.06% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1991	Debt/Income ratio:	23%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	24y 3m
Amount delinquent:	$0	Revolving credit balance:	$17,831	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	beeslow	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
The other side of Prosper
Purpose of loan:

My financial situation:
I am a good candidate for this loan because have a long credit history of always paying my bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442736
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$800.82

Auction yield range:	3.06% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1990	Debt/Income ratio:	15%
Credit score:	840-859 (Jan-2010)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$137	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Maktmak	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating my wife's credit card
Purpose of Loan:This loan will be used to consolidate several of my wife?s credit cards at a better interest rate.She has been working in the construction/architecture industry and was laid off last week.This, in itself, would be manageable, but in an effort to survive and unbeknownst to me, she?s been relying on credit cards to keep up appearances.We have made some changes in our family, and hopefully, we will come out of this stronger. My financial situation:

I am a homeowner with an exemplary credit rating.? By the time this loan closes I should have little to no revolving debt or car payments of my own, leaving only our 1st and 2nd mortgage as major debts to service.?

A rough budget is as follows:

Monthly Income:?????????????

????15000.00? (My income only.? My wife plans to obtain at least a part-time job to increase this.?

Expenses: Mortgage (1st and 2nd) ?? 3000.00
School Tuition-kids????????????????????????? 1700.00
Groceries/expenses????????????????????????? 2000.00
Car Insurance??????????????????? ??????????????? 120.00
Cable???????????????????????????????????? ??????????? 135.00
Phone?????????????????????????????????? ?????????????? 60.00
Cell???????????????????????????????????????? ?????????? 200.00
Life/Disability Ins????????????? ??????????????? ?650.00
Utilities???????????????????????????????????????????????250.00
College Saving??????????????????????????????????500.00
Vacation Timeshare fee??????????????? ???? 100.00
Self employment Tax?????????????????????? 2600.00
Orthodontist????????????????????? ???????????????? 180 .00 (x 6 more months)
Savings???????????????????????????????? ????????????? 800.00
Childrens Allowances???? ? ????????????????? 100.00?

Total????????????????????????????????????????????????????? 12095.00??

The remainder will service this loan (at ~$750.00 per month) as well as the 4th high interest credit card which has a monthly minimum payment of ~$800 per month.? Again, it is my hope to have this high interest card paid off in the very near future.??

Thank you in advance for your investment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442742
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	3.06%	Starting borrower rate/APR:	4.06% / 4.39%	Starting monthly payment:	$29.55

Auction yield range:	3.06% - 3.06%	Estimated loss impact:	0.59%
Lender servicing fee:	1.00%	Estimated return:	2.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1993	Debt/Income ratio:	1%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,195	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	AndyLee	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Loan
Purpose of loan:
This loan will be used for an improvement to my house. I am choosing a small sum to test the prosper.com lending process.

My financial situation:
I am a good candidate for this loan because I have savings that I can use to pay back the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442748
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$123.02

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1995	Debt/Income ratio:	10%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	14y 0m
Amount delinquent:	$1,078	Revolving credit balance:	$21,215	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	4
Screen name:	cake7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DEBT CONSOLIDATION
Purpose of loan:
This loan will be used to? CONSOLIDATION OF HIGH INTEREST CREDIT CARD?
MY TOTAL CREDIT CARD DEBT IS ONLY ABOUT $11000.00 BECAUSE I RECENTLY CHANGED ONE OF MY CREDIT CARD NUMBERS AND THE INFORMATION HAS NOT BEEN UPDATED HAS YET BY THE CREDIT BUREAU. I HAVE 2 DELINQUENCY BECAUSE ACCOUNTS WERE OPENED IN MY NAME THAT I AM NOT RESPONSIBLE FOR . I AM CURRENTLY WORKING WITH THE CREDIT BUREAU'S TO HAVE THESE REMOVED.

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 150
??Car expenses: $ 40
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 450
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442766
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.40%	Starting borrower rate/APR:	10.40% / 12.51%	Starting monthly payment:	$486.83

Auction yield range:	4.06% - 9.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1987	Debt/Income ratio:	22%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	10y 5m
Amount delinquent:	$0	Revolving credit balance:	$23,910	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sympathetic-integrity0	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to? pay off deby

My financial situation:
I am a good candidate for this loan because? I am reliable and will pay off loan on time or before
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442772
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2004	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,651	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	joker999	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Help
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442778
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$121.96

Auction yield range:	3.06% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-1978	Debt/Income ratio:	2%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	24y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	revenue-implementer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Free
Purpose of loan:
This loan will allow for a bridge loan. This is being sought to to pay off two items: income taxes ($2,000) and a higher than usual car repair bill (roughly $2,000). I have always been very conscientious about my credit obligations. I plan on remaining employed until my retirement in ten years.

My financial situation: I was expecting a tax return and not having to pay additional taxes. My car repair is also an unexpected item, but very necessary.
I am a good candidate for this loan because my credit history reflects that I have always paid what I owe. I am asking for a personal loan to make life a little less stressful. I have taught for many years and enjoy my profession. I also intend to help others through Prosper when I get over this hump. Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442784
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 21.73%	Starting monthly payment:	$177.16

Auction yield range:	17.06% - 18.50%	Estimated loss impact:	20.03%
Lender servicing fee:	1.00%	Estimated return:	-1.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1997	Debt/Income ratio:	17%
Credit score:	600-619 (Jan-2010)	Current / open credit lines:	25 / 25	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	61	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$19,557	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	futuredci	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-619 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	580-599 (Aug-2008)
Principal balance:	$2,035.78	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Help Pay Off My Credit Cards
Purpose of loan:
This loan will be used to??pay off the last of my credit card debt?before Citibank starts raising interest rates to comply with new laws going into effect.??Any interest rate that can beat Citibank's high double-digit rate would be accepted with immense gratitude! :-)

My financial situation:
I am a good candidate for this loan because? I've been a starving graduate student for a long time, but am now gainfully employed in the private sector, and working to agressively pay off/down debt, improve my credit score, and get my student loans under control.

Monthly net income: $ 4300

Monthly expenses: $
??Housing: $ 700 including utilities
??Insurance: $ 100
??Car expenses: $?car is paid for, gas/maintenance 100/mo
??Utilities: $ not applicable, included in housing?number
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ student loan payments 650/mo
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442790
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,950.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$144.79

Auction yield range:	17.06% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-2004	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,119	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	payout-mongoose	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting off the treadmill
Purpose of loan:
Paying off my credit card debt and preparing for school

My financial situation:
I am doing well financially. I've been working as pharmacy technician for over 3 years and want to go back to school. I'm preparing myself by trying to trim as much debt off my budget as I can. I've never missed a payment on my credit card, and always pay more than the minimum payment required. Despite this, the bank has seen fit to raise both minimum payment and my interest rate over and over. I don't understand why I should be punished, when all I've always been upholding my end of the bargain. Please help me bring back the sanity!

Monthly net income: $
1,200 minimum- varies as some weeks I work more than others
Monthly expenses: $
??Housing: $ 350 ????
??Insurance: $ None
??Car expenses: $ None
??Utilities: $ ~20
??Phone, cable, internet: $ ~15
??Food, entertainment: $ ~40 not a big party person
??Clothing, household expenses $ ~15 I don't buy new clothes too often
??Credit cards and other loans: $ 106
??Other expenses: $ 86 dollars for my public transit card
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442798
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,800.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.50%	Starting borrower rate/APR:	13.50% / 15.65%	Starting monthly payment:	$298.63

Auction yield range:	4.06% - 12.50%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1994	Debt/Income ratio:	24%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	23y 7m
Amount delinquent:	$0	Revolving credit balance:	$20,501	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pegasus44	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	740-759 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	760-779 (Mar-2008)
Principal balance:	$2,694.75	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Paying Off personal debt
Purpose of loan:
This loan will be used to?
I will be using this loan to pay off some personal debt that?I incurred over the past 3 years.? I can make payments on the debt, but would prefer to just pay them off and have one payment.

My financial situation:
I am a good candidate for this loan because?
I take my debts very seriously.??I have never walked away from any debt - no matter how hard it was to pay it back.? I am a hard worker and?have a very good job.? I am currently in a very strong financial position to repay a loan of this size.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442802
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.29%	Starting borrower rate/APR:	28.29% / 30.64%	Starting monthly payment:	$166.08

Auction yield range:	17.06% - 27.29%	Estimated loss impact:	19.59%
Lender servicing fee:	1.00%	Estimated return:	7.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-2006	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	4 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,358	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	felicity-jedi	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Professional Gromming School
Purpose of loan:
This loan will be used to?help finance professional grooming school. The total cost is $8,000.00 which includes tuition, supplies and housing. I have savings plus will be receiving some family support.? I only need to borrow half of the total cost.

My financial situation:
I am a good candidate for this loan because?I have already located a dog boarding facility that will hire me as the on site groomer as soon as I complete my schooling. I will be in charge of my own situation. Working all the hours I can, not based off of some one else's clock, and not sharing with a?"boss." I will be grooming 6 to 8 dogs a day, 5 days a week and charging?$20.00 to $50.00?per dog.? The professional dog grooming coarse last 9 weeks, I will graduate in time to return to work for the busy summer grooming schedule. I will be paying a small amount of rent to the facility, but my personal rent is free so I have very few living expenses. Therefore I will be able to repay this loan with out any problems. ?
Plus I have a strong family support system that could help me if ever needed. My income listed below is very low as I had to base it off of last year (2009). I was only working very part time under a professional groomer. She was making the real money!
Monthly net income: $ 1,200.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 150.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 0
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $?100.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442808
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-2005	Debt/Income ratio:	25%
Credit score:	600-619 (Jan-2010)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,238	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	WhiteRoses	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,800.00	< mo. late:	0 ( 0% )	600-619 (Dec-2009) 520-539 (Jun-2008)
Principal balance:	$1,579.79	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Loan & Credit Cards Consolidation
Purpose of loan:
This loan will be used to?consolidate my first prosper loan and credit card debt.?Getting this loan will not only improve my credit score but help me manage my finances?as well as consolidate?all of my bills into one monthly payment.?I will also be saving approximately $245 a month.

My financial situation:
I am a good candidate for this loan because I have never been late on any credit card or loan payments. I have been working for my employer for four years and three months I am a junior credit analyst working in the credit department at a finance firm. My job entails credit and collections management of accounts receivable. I have been employed for four years and five months. The firm for which I work for has been in business since 1938 and provides financial and factoring services. My employer is not in any financial difficulty and business has grown significantly over the past year due to the financial difficulty of one of their biggest competitors CIT.

I also own a web boutique.?Please note that?the majority of credit card?debt was incurred to purchase inventory for my store which?generates between $300 and $500 a month including sales and advertising revenue.?

Balances, Interest Rates & Monthly Payment of each debt:

(1) First Prosper Loan Balance: $1688 Interest Rate: 24.81% Monthly Payment $111
(2) Macy's Balance: $1347.57 Interest Rate: 21.99% Monthly Payment $75
(3) Chase Balance: $2930.16 Interest Rate: 21.99% Monthly Payment $200
(4) CitiCard Balance; $2498.34 Interest Rate: 17.24% Monthly Payment $165
(5) Paypal Balance: $462 Interest Rate: 14.99% Monthly Payment $50
Total Monthly payments $601??

If I receive the loan, the funds will be allocated as follows:

$8500- 1% origination fee and closing fee= $8245
$1688- First Prosper loan
$2930.16- Chase
$2498.34- Citicard
$462- Paypal
$666.50- Macys
The balance of debt: $681 will be paid when I receive my income tax refund

Monthly net income: $ 3039

Monthly expenses: $?1583
??Housing: $ 300
??Insurance: $ 158
??Transportation: $ 89
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 601
??Business expenses: $ 40

Thank you for taking the time to view my listing.
Kind Regards

JS
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442810
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1996	Debt/Income ratio:	51%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	8 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$13,955	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	favorite-commitment0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442812
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-2004	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$11,210	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	10
Screen name:	elevated-loan	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off debt and getting married
Purpose of loan:
This loan will be used to pay off credit cards with high interest rates and pay for wedding necessities.

My financial situation:
I am a good candidate for this loan because even though my credit score doesnt seem that high, I have NEVER missed a single payment on anything including every car i have ever owned which has been taken out in my name and my name only with no co-signer. I have never defaulted on a single payment and im just looking to consolidate some debt and get ready for my wedding.

Monthly net income: $3000

Monthly expenses: $1300
??Housing: $0
??Insurance: $180
??Car expenses: $100
??Utilities: $
??Phone, cable, internet: $200
??Food, entertainment: $150
??Clothing, household expenses $
??Credit cards and other loans: $650
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442814
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.73%	Starting borrower rate/APR:	17.73% / 19.94%	Starting monthly payment:	$64.83

Auction yield range:	6.06% - 16.73%	Estimated loss impact:	5.29%
Lender servicing fee:	1.00%	Estimated return:	11.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1982	Debt/Income ratio:	17%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$949	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	2
Screen name:	eloquent-investment1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting a new position
Purpose of loan:
This loan will be used to pay off debt.? I am starting a new position that is both base and commission. I have extensive sales experience. The position is with an online insurance provider.? I simply need to close as the customers make contact. I feel very comfortable with the opportunity, however I have been unemployed 7 months waiting for the right position and things are tight.? I want to ensure my credit rating remains high and this is the best way.??

My financial situation:
I am a good candidate for this loan because I have a wonderful credit score, I have been a long term employee anywhere I have worked.? I have always paid my debts.? I worked two full time jobs in school so I could pay as I went.? I would not be in such a tight situation if I had not been helping a family member financially before my lay off in May 2009.?

Whoever you are I will absolutely pay you.? You can be guaranteed!!!? My credit rating is too important to me, my reputation is too important too me.? My word is too important to me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442822
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1996	Debt/Income ratio:	10%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	10y 6m
Amount delinquent:	$0	Revolving credit balance:	$8,177	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dime-ladybug	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a couple of credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442830
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.58%	Starting borrower rate/APR:	26.58% / 28.91%	Starting monthly payment:	$609.00

Auction yield range:	8.06% - 25.58%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1994	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$723	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	resplendent-worth	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442832
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$326.60

Auction yield range:	11.06% - 26.00%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1977	Debt/Income ratio:	40%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	19 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$17,052	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	24	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	2008man	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	680-699 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	640-659 (May-2009) 660-679 (Jan-2008)
Principal balance:	$2,407.04	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
paying off higher rate credit cards
Purpose of loan:
This loan will be used to pay off higher rate credit card loans.

My financial situation:
I am a good candidate for this loan because I have always paid my bills.? A few years ago i was unemployed and was late on some payments.? I always caught up and eventually paid.??

Monthly net income: $ 8300

Monthly expenses: $
??Housing: $ 1700
??Insurance: $ 160
??Car expenses: $ 500
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442834
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	8.06% - 34.00%	Estimated loss impact:	7.33%
Lender servicing fee:	1.00%	Estimated return:	26.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1984	Debt/Income ratio:	55%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$34,610	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	the-currency-investor	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing up my Masters Degree
Purpose of loan:This loan will be used to finish my last term of my Master Degree.? This is a last minute need in order to pay for my final term and expenses.? I will be able to pay of this loan once my last term is over.? I currently work as a graphic artist and I plan to work a second job with autistic children - during a few evening and Saturdays.? I am planning on a future career that has more meaning and that is why I am working towards a Masters Degree. I am also losing weight and am down 64 pounds so far.? I am getting my life in order and I am worth it!? My financial situation:I am a good candidate for this loan because I am responsible and working on finishing my Masters Degree, which will give me a better paying job.? I work full-time as a graphic designer. I an getting a MS in Instructional Education.? I plan on keeping my current job and working in the evening with autistic children as a behavior specialist once my MS degree is complete . I pay all my loans on time.Monthly net income: $ 2,100Monthly expenses: ??Housing: $ Rent $300??Insurance: $ 120??Car expenses: $ 120 (gas) - car is paid for??Utilities: $ $130??Phone, internet: $ $60??Food, entertainment: $ 300??Clothing, household expenses $3 0??Credit cards and other loans: $monthly credit card payments $600? -?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442840
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$431.81

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1996	Debt/Income ratio:	16%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$19,215	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	attentive-greenback6	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off cerdit card debt.?

My financial situation:
My situation is probley like alot of people on this site.? I am a professional?and Trustworthy person.? I make a good living, but I am not getting anywhere paying off credit card debt.? I will not be making new debt once the cards are paid.? I took on the majority of this debt?trying to?get my wife?through?college.? I have made good progress over the last couple of years, but I want to stop paying the high intrest rates on the cards and get it all into one payment. Currently I am paying double or triple the min payment on the credit cards and I am spending $750 per month.??

Current monthly bills
House,?and house expenses?$1100
Car $500
Credit Cards $750
Phones $150
Student Loans $250
Daycare $440
Other Living Expense $550
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442842
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$542.74

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1999	Debt/Income ratio:	21%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$11,746	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Dreyer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off My Credit Cards
Purpose of loan:
This loan will be used to?pay off credit cards used during our move last year and having a baby

My financial situation is good. Secure job and I pay all my bills on time:
I am a good candidate for this loan because?I need to pay off my credit cards. They are almost at 30% and it's going to take forever to pay it off with the high interest
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442844
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,900.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$59.89

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1992	Debt/Income ratio:	7%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	4 / 2	Employment status:	Retired
Now delinquent:	0	Total credit lines:	10	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$480	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%
Delinquencies in last 7y:	25	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	appcoder	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Saving by Rebuilding
Purpose of loan:
I'd like to use this loan to pay off one outstanding credit card debt, and to establish a good rating here at Prosper.com.

My financial situation:
While dealing with a serious health problem, I lost my good credit rating and a great income for my area.? For several years, I've been doing my best to payoff all debts and rebuild my credit. I currently make only $1,574 a month (18,888157 yearly), but I'm down to one credit card to pay off. I recently refinanced my mortgage, saving nearly $300 per month. I have one active card which I sometimes use in lieu of cash, but I usually pay it off before the next billing date.

I noticed that the credit report Prosper uses says I owe $480 in revolving credit, but that is not the case. $480.99 is the amount I charged for Christmas shopping, but that was paid off 12/29/2009.

I'm an active lender here at Prosper, with 21 current notes, and at least 2 winning bids. I invest as much as possible, currently holding approximately $3200 in stocks, averaging 9.4% in returns.

I've learned to live on the cheap: nothing new, no TV, groceries on sale with coupons. I'm waiting for Verizon to offer nude DSL in my area, as I'll cancel the phone.

Thanks for taking a look!

Monthly Finances:

Revenue:?? $1574
Mortgage:?? $680- CCards: ? ?? $100- (or more)Utils:?????????? $170-Food: ? ? ? ?? $250-Ins:? ? ? ? ? ?? $96-rx:????????????? $90-Gas: ? ? ? ? ? $40-

NET:?????????? $148+
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442852
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$437.43

Auction yield range:	11.06% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1991	Debt/Income ratio:	26%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	19 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	13y 6m
Amount delinquent:	$0	Revolving credit balance:	$111,763	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	red-liberty-kitten	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Line of credit
Purpose of loan:
This loan will be used to? float me for payroll and unexpected expenses until I receive my scorecard bonus mid March.

My financial situation:
I am a good candidate for this loan because? I have an excellent pay history, have a secure career for the #1 insurance company and steady income to repay this loan timely and early.?

Monthly net income: $ 11250
Monthly expenses: $
??Housing: $ 2300
??Insurance: $ 150
??Car expenses: $
??Utilities: $?200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1100
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442854
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1990	Debt/Income ratio:	4%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	10	Length of status:	20y 6m
Amount delinquent:	$279	Revolving credit balance:	$10,905	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	luminous-generosity	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Catching up my obligations
Purpose of loan:
This loan will be used to?? I am currently going through a divorce, my future ex-wife has left me high and dry to pay all the bills, I have family members who have helped me but I really want to handle this myself, I just need to get caught up and headed in the right directions, I want to catch my bills up and pay back family members, I am expecting a large bonus from work in March, but cant wait till then. I am able to pay this back once I am caught up. Please help

My financial situation:
I am a good candidate for this loan because?? I will set this up on monthly bacnk draft to ensure the loan is paid back

Monthly net income: $ 2000.00????????

Monthly expenses: $ 1400.00????????
??Housing: $ 600.00????
??Insurance: $
??Car expenses: $
??Utilities: $ 300.00
??Phone, cable, internet: $ 300.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442860
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$424.52

Auction yield range:	17.06% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1995	Debt/Income ratio:	53%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$407	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	wise-lively-power	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to pay off debt. I will pay credit cards off and a few student loans. I will also create an emergency cushion in our savings.My financial situation:I am a good candidate for this loan because I make enough money to pay my bills every month and I am working on improving my credit score. I am also not the only working adult in the household, my boyfriend makes between $25,000.00 and 32, 000.00 a year. He works in the construction industry.

Monthly net income: $ 1871.00 (combined income is around 3,500.00)

Monthly expenses: $ ??Housing: $ 700.00??Insurance: $ 44.00??Car expenses: (Our cars are paid off so it is just the cost of gas $150.00 a month)??Utilities: $ 60.00??Phone, cable, Internet: $ 140.00??Food, entertainment: $ 400.00??Clothing, household expenses $ 50.00??Credit cards and other loans: $?60.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442862
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	10	Length of status:	16y 8m
Amount delinquent:	$0	Revolving credit balance:	$100	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	funds-society	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Relocation of Business
Purpose of loan:
This loan will be used to?
Relocation of Satellite Business
My financial situation:
I am a good candidate for this loan because?
Steady work history for the last 20 years plus
Monthly net income: $ 12-1500.

Monthly expenses: $
??Housing: $ 375
??Insurance: $ 114Car expenses: $ 0Utilities: $ 170Phone, cable, internet: $ 50Food, entertainment: $100
??Clothing, household expenses $ 0Credit cards and other loans: $ 100Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442866
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.50%	Starting borrower rate/APR:	15.50% / 17.68%	Starting monthly payment:	$104.73

Auction yield range:	4.06% - 14.50%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1990	Debt/Income ratio:	72%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,834	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	16%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	gringa	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay credit cards.
My financial situation is stable:
I am a good candidate for this loan because I am responsible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442872
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$161.16

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1989	Debt/Income ratio:	40%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	21 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$8,594	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	10
Screen name:	backsnk2000	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 100% )	620-639 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-679 (Sep-2008) 620-639 (Feb-2008) 680-699 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Consolidate Debt
Dear Prosper Lenders,

This is my second time requesting a prosper loan.? My first experience has been great and I would really like to take advantage of the peer-to-peer lending opportunity vs. going through traditional sources.? I have an impeccable record with Prosper and just recently paid my loan off.

I am requesting this loan to help boost my credit score.? I am also looking to refinance my house ? 1st and 2nd mortgages.? Boosting my credit score will help my overall credit profile and land a better rate.

I have also consistently re-paid my current Prosper loan and never missed a payment.? I know you can rest assured that you are investing in a known commodity that performs and will continue to perform.

I plan to consolidate a?few personal loans. Total payments are $1000.00.?

The car in the picture is going up for sale in the next few weeks.? I had the interior completely redone.? That is where part of the funds from the previous prosper loan went too, in addition to paying a few bills off.

The reason why I had a few inquiries lately was due to?my request to refinance.

I am also a lender on this site and firmly believe in the concept.

Please help fund my loan.

Thanks!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442874
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$180.91

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1995	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,573	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	exciting-point3	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying An Engagement Ring!
Purpose of loan:
This loan will be used to purchase an engagement ring so I can marry my wonderful girlfriend.

My financial situation:
I am a good candidate for this loan because I am an RN in an Emergency Department with all the overtime I can work.? I have grown up a lot since mistakes I made in my younger years with credit and I am responsible enough to handle it now.

Monthly net income: $ 2950

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 65
??Car expenses: $ 50
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442878
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 10.59%	Starting monthly payment:	$142.05

Auction yield range:	4.06% - 7.50%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$14,178	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Thinking_Forward	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
I will use the proceeds of this loan to pay off all of my credit card debt.?Most?all of the debt?derives from a combination of groceries, CPA exam fees, and helping my parents in difficult time. I'm excited to consolidate it into a loan with lower interest.

My financial situation:
I am a good candidate for this loan because I have a great credit history, I pay my bills on time, I own a home (and have equity therein), and have a stable income stream.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442880
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,050.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 18.49%	Starting monthly payment:	$36.40

Auction yield range:	11.06% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1997	Debt/Income ratio:	79%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	0y 9m
Amount delinquent:	$1,133	Revolving credit balance:	$4,915	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$1-$24,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Snackdaddy97	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	28 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,100.00	< mo. late:	0 ( 0% )	680-699 (Nov-2009) 660-679 (Jul-2009) 640-659 (May-2009) 580-599 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Save My Degree and Job/License
Purpose of loan:
Trying to?pay my school so they may release my?Transcripts for my job!!!!!?

My financial situation:
?I am a substute teacher?and?I am trying to?pay for?my?Teaching License?by year's end.? Due to an strange issue?my?Fin Aid was canceled and my transcipts blocked. Without my?transcripts, I cannot recieve my teacher's license. With my license I will recieve a raise while I wait for a position to come open.??There are two teachers that are due to retire at the end of this school?year.? My?business also did?fine as I am in position to really begin to advertise and expand?my computer services.? I just paid off my prosper loan and I can repay; I just need the opportunity.

Monthly net income: $ 1100
Monthly expenses: $
??Housing: $?590????
??Insurance: $?170???????
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $?50
??Food, entertainment: $ 75
Clothing, household expenses $ 0
??Credit cards and other loans: $?150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442882
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1994	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$25,101	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	youthful-diversification2	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?pay off two existing loans with low balances and high monthly fixed payments (car:? $392.11 per month, less than $1200 owed.? C1 personal loan:? $336.95 per month, $1011.87 owed.)? The balance will be used on high interest credit card debt.

My financial situation:
I am a good candidate for this loan because?although I'm unemployed at the moment I will get a job very soon.? I am collecting $400 per week in unemployment so am not without income.? Once the two high monthly payments are out of the way can keep afloat.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442888
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1997	Debt/Income ratio:	34%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	18	Length of status:	7y 1m
Amount delinquent:	$932	Revolving credit balance:	$1,416	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	3
Screen name:	commerce-sleuth	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off credit card debt

My financial situation:
I am a good candidate for this loan because I have a steady work history for the past 7 years and have been paying my current bills in a timely manner.

Monthly net income: $ 2200.00

Monthly expenses: $ 2135.00
??Housing: $?670.00????
??Insurance: $ 200.00????.
??Car expenses: $?485.00
??Utilities: $ 80.00
??Phone, cable, internet: $150.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 200.00????
??Other expenses: $ 50.00????????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442896
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$277.32

Auction yield range:	11.06% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1998	Debt/Income ratio:	15%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	25	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$14,685	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	patpearl	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	720-739 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	740-759 (Sep-2009) 700-719 (Jul-2008) 700-719 (May-2008)
Principal balance:	$488.00	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Energy efficient windows for home
Purpose of loan:?? Pay off high-interest loan that was used to purchase energy efficient and much needed windows for entire home.? Savings already on our electrical bill has been between $100-$200 monthly on?from less air conditioning and heating use.??We go days without turning on either.? Heat and cold stay out.? Best investment we have ever made on our 30-year old home.? We have a good retirement income but has been difficult to obtain financing except from vendor selling the windows.? Currently have one-year interest free but in 6 months will be charged all the interest due the loan.? Would prefer to pay our Prosper lender the better interest rate than the 18-1/2%APR rate we will have to pay Sears on the home improvement loan.??We are very responsible in paying our indebtedness and would appreciate consideration in funding this loan.

Monthly net income: $ 7250
Monthly expenses: $
??Housing: $ 2450
??Insurance: $ 1500
??Car expenses: $ 600
??Utilities: $ 350
??Phone, cable, internet: $ 220
??Food, entertainment: $ 450
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 550
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442898
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$437.43

Auction yield range:	11.06% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2004	Debt/Income ratio:	21%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,056	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	pure-bid1	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
start up Business IN Washington DC
Purpose of loan: Open a Small Moving Business
This loan will be used to?complete a working capital to start Moving Business In Washington DC Metro area

My financial situation:i have no debits all my cars a payed in full and my monthly expenses are low.
I am a good candidate for this loan because?My credit score is good,i am an responsible person and i have a exit plan for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442900
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$361.83

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1978	Debt/Income ratio:	57%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	30y 10m
Amount delinquent:	$0	Revolving credit balance:	$95,949	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	spirited-balance8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying high interest rate card
Purpose of loan:
This loan will be used to?
To pay a credit card that the rate was raised to 30% for no reason.? I have no late or over-limit charges on the account
My financial situation:
I am a good candidate for this loan because?
I have owned my home?for 18 years?& have been employed with the same company for over 30 years.? I am very committed to paying my bills on time and keeping a clean credit record.? My wife suffered a stroke 2 year ago, which lead to high credit card debt, but she has recovered and will be returning to work shortly.? I would like this loan to decrease the amount of interest I am paying on a card that was raised extremely high for no reason.
Monthly net income: $
3625
Monthly expenses: $
??Housing: $ 910
??Insurance: $ 50
??Car expenses: $?100
??Utilities: $ 200
??Phone, cable, internet: $ 115
??Food, entertainment: $ 100
??Clothing, household expenses $50
??Credit cards and other loans: $?1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442904
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.75%	Starting borrower rate/APR:	10.75% / 12.87%	Starting monthly payment:	$179.41

Auction yield range:	4.06% - 9.75%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1996	Debt/Income ratio:	25%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	21 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	21y 9m
Amount delinquent:	$0	Revolving credit balance:	$46,173	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	TheGentrys	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Citi-Bank
This is my second attempt at a Prosper.com loan. The first time, I wasn't very descriptive and didn't get much interest in my posting.

We are in the process of a debt reduction plan. I really messed up while we started our debt snowball and paid too small of a minimum payment to CitiBank. I didn't realize this for a couple payments and CitiBank raised our interest rate. When we pay off this Prosper Loan (which we will pay off fast), we'll then request another loan for the next higher balance credit card we have and then our Discover Loan, etc...

So, I am hoping that people will fund this request fully this time even though the amount of money you'd make on this won't be on the high end (because I will be paying if off early), once you realize that we are good credit-worthy people, you could continue to fund our future loans with Prosper, too.

I work for the State of Illinois as a System Analyst. I have worked for the same department for nearly 22 years.

My wife works for the State of Illinois, too. She is a Systems Specialist and is currently assigned as her department manager.

Both of our credit scores are in the mid 720's to the mid 750's.

I appreciate all of your time looking at our request and would appreciate your consideration of funding our loan request. It will be the first of approximately 5 loan requests we will open on Prosper.com.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442906
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$164.16

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1984	Debt/Income ratio:	43%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	10y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,931	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	punctual-vigilance1	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting on a new roof
Purpose of loan:
This loan will be used to put a new roof on our home.? We are in the part of Tennessee that suffered damages from the severe ice storms in 2009.? Insurance paid most of the cost and this loan will be used for the rest of it.? This improvement will also raise the value of our home.

My financial situation:
My husband and I?pay our debts on time and are continually trying to raise our credit scores.? We both have credit cards that have had their interest rates raised in the last few months just because they can.? We only have 4 more payments to make on our truck and that $772 a month will be used to pay down on our debts.? We both have good jobs that we have been with for many years.
Monthly net income: $
$2250 + $1100(husband's income) = $3350

Monthly expenses: $
??Housing: $772
??Car expenses: $1273 ($762 will be pd off in 4 Months)
??Utilities: $125
??Phone $90 Cells?? $19.95 a yr for Magic Jack?
? Cable, internet: $115
??Food, household expenses: $200
??Credit cards and other loans: $ 395

??Total: $2970?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442910
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1995	Debt/Income ratio:	38%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$16,601	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	vigilance-piano	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payint off credit cards
Purpose of loan:
This loan will be used to? pay off my credit cards

My financial situation:
I am a good candidate for this loan because? I pay my debt each and every month.? I would like to make one payment and get this paid off totally.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 1280
??Insurance: $ 100
??Car expenses: $ 377
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 375
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442912
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,550.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.50%	Starting monthly payment:	$58.46

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1987	Debt/Income ratio:	27%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	45	Length of status:	22y 8m
Amount delinquent:	$1,600	Revolving credit balance:	$11,281	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	peaceful-agreement4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funding a small business project
Purpose of loan:
This loan will be used to fund a small business project?I have been wanting to do,?aside from my day to day job.? It is a limited edition run of silkscreened t-shirts, and the loan will be used to pay for the artwork, shirts and printing.

My financial situation:
I am a good candidate for this loan because of my very stable job and pay situation and due to the nature of the project, the shirts should sell very quickly. Also, contrary to what the information shows above, I *do* own my own home, as well as the land that it sets on. The only negative thing on my credit report is a delinquent account from a medical bill. That is already on a payment plan and will be paid off very soon.

Monthly net income: $ 5400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442914
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	22.19%	Starting borrower rate/APR:	23.19% / 25.47%	Starting monthly payment:	$116.43

Auction yield range:	8.06% - 22.19%	Estimated loss impact:	7.02%
Lender servicing fee:	1.00%	Estimated return:	15.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1993	Debt/Income ratio:	47%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	13y 9m
Amount delinquent:	$0	Revolving credit balance:	$39,097	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	thunder22	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
Debt consolidation. I am trying to consolidate my debt and reduce it.

My financial situation:
I am a good candidate for this loan because while I am able to currently pay my credit cards, I am not making a big enough dent in the actual balances to really make a difference. Using Propser.com, I will be able to pay these down more quickly.? Now that I am in a great job making good money my intention is to pay quite a bit more than the minimum every month. It is unlikely it will take me the full balance of time to pay off this loan. Please invest. I have never been late on a payment. I am a good candidate.

Monthly net income: $3500

Monthly expenses: $?2900
??Housing: $?1400
??Insurance: $ 50
??Car expenses: $?300
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $?700
??Other expenses: $ 100

House (Zillow estimate) = $224,000 - balance $204,000
Credit card - $5000 12%
Credit card - $1000 9%
Credit card - $6000 21% (I am trying to pay this one of first, then the next highest interest rate will be next and so forth)
Credit card - $5000 12%
Credit card - $7000 11%
Car - $3500 7%

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442918
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$176.42

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1999	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$35,884	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	cerebral-investment	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Operation for facial scars
Purpose of loan:

Hello potential lender.??I was referred here by a good friend who usd to be a?lender here as well.? He had told me this is the best chance for me to get an unsecured loan especially now with all the lenders tightening up.?

I am looking to obtain this personal loan in order to pay for an acne scar revision operation.? Ive been living with these scars for almost 15 years and its had a significant impact on my confidence and self esteem.? Ive tried less expensive approaches before such as lasers however?nothing has?really worked.??Ive done my research and have discovered an institution offering a?"stem cell" approach to fixing acne scars.??This is the most advance and unconventional technique to scar revision and has proven to?yeild great results.? This method?is currently not? offered in the US so i would have to take a week trip out to the UK. The medical institution that will perform the operation does not have any monthly payment program therefore they?are requiring customers to pay the balance?upfront.? It?will be?a costly procedure of about $10k?but i have?$6k of that covered with my own funds.? I am hoping to get this loan to cover the remaider.?

My financial situation:

No need to worry!...I can?make payments without a problem.? I?just need the lump sum upfront.? I work full time and have been in the same industry for several years.? I am responsible and have NEVER been late or missed a payment with any of my creditors as evidence by my credit report.??I?value my credit immensely?and i dont plan on ruining my credit over a?small affordable?monthly payment.??I had recently paid off an auto loan in November 2009 that?was financed over the past 5 years?@ 429.59 per month.? With that out the way, that has freed up even more cash which will ensure that i can make payments without a problem which means?Im a good investment!?

Thanks for reading and thank you for your consideration!

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $?1000
??Insurance: $?500 every?6 months
??Car expenses: $?car is paid off
??Utilities: $ included in the housing amount
??Phone, cable, internet: $?50
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
? Credit cards and other loans: $751?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442924
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$258.80

Auction yield range:	11.06% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1986	Debt/Income ratio:	32%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	24 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$199,086	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	penny-travels	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting rid of credit card debt
Purpose of loan:
I am paying off a couple of credit cards to reduce my credit balances.

My financial situation:
I have a high paying job ($182,000 annual) and have NEVER been late on a payment in over 25 years of credit.? Due to funding a business with credit cards, have high credit card balances.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442926
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.80%	Starting borrower rate/APR:	23.80% / 26.09%	Starting monthly payment:	$618.22

Auction yield range:	17.06% - 22.80%	Estimated loss impact:	19.30%
Lender servicing fee:	1.00%	Estimated return:	3.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	29	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,314	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	37%	Stated income:	$100,000+
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	Net-Architect	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	760-779 (Latest)
Principal borrowed:	$23,800.00	< mo. late:	0 ( 0% )	680-699 (Mar-2008) 640-659 (Apr-2007)
Principal balance:	$3,254.55	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Experian 760+ Absurdity
Self employed - verifiable contracts. 26% debt / income - including mortgage. 63% LTV on house in a great non-depressed area. Credit cards used for travel - flew 148,000+ miles on AA last year - just returned from Japan. No liens, no judgments. No lawsuits. Card balances float depending on expense reimbursements from business. They have been at 90% one month, zero balance the next. After all monthly expenses, charity donations, retirement set asides, etc., I have $2500 per month in mad money. Part of that's what will be used to pay this loan back. And the rest is for play and my hobby (which admittedly is expensive).

Loan purpose - refurbish a vintage Mercedes. I have two which I have cobbled together into one pretty fine vehicle. Need to acquire a third to finish this, plus some engine work. I'm on eBay all the time scrounging parts - where I have a 100% perfect 350+ rating. Want to make a push and 'git er done !

Paid my last Prosper loan on time. Will do same here. Note: when my business partner stole over $1.6 million from my business in 2003, I was nearly ruined. But everyone, and I mean everyone, got paid, WITH interest. That's 6 years in my past. But that's the kind of person I am. My Experian scores reflect that exact ethic.

CC report notes - late items - all 6 years ago as above, long paid. Inquiries - just bought a new car - got great rate - but dealer shopped loan. CC utilization - see above.

I'd appreciate this bid down to something reasonable. I believe I can get a 18% signature loan (heck - my credit card cash advances are only 15%) - but I'll pay a little extra here and work people to people.

Ask what questions you need. Thanks in advance.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442932
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.40%	Starting borrower rate/APR:	12.40% / 14.54%	Starting monthly payment:	$267.25

Auction yield range:	11.06% - 11.40%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1977	Debt/Income ratio:	53%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	18 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	17y 8m
Amount delinquent:	$0	Revolving credit balance:	$4,631	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dkidd	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	760-779 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	700-719 (May-2009) 680-699 (Feb-2008)
Principal balance:	$3,291.91	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
paying off credit cards
Purpose of loan:
This loan will be used to pay off credit cards which have higher rates than this loan.
My financial situation:
I am a good candidate for this loan because i have always and will always pay my bills.? By lowering my interest rates I hope to be entirely debt free in two and a half years.?

Monthly net income: $ 6200

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 200
??Car expenses: $ 200
??Utilities: $ 400
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442934
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1994	Debt/Income ratio:	17%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	29y 10m
Amount delinquent:	$0	Revolving credit balance:	$20,609	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	relaxation622	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest rate cards
Purpose of loan:
This loan will be used to?pay off the very high interest rate cards that I have.? My goal is to be debt free in 3 years

My financial situation:
I am a good candidate for this loan because?I work for a very stable company and make over $70,000 per year. I have been at my current job for over 20 years. I am a very dependable person and I have never been late on a payment to any of my creditors.

Monthly net income: $ 5500

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 200
??Car expenses: $ 200
??Utilities: $ 150
??Phone, cable, internet: $ 80
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 275
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442942
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2004	Debt/Income ratio:	20%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$869	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	musdro	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 88% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	3 ( 13% )	620-639 (Jan-2008) 620-639 (Dec-2007)
Principal balance:	$843.24	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Birthday Travel
This loan will be used to make travel plans early in order to obtain cheap deals, instead of waiting till next month's pay period.
My financial situation is secure and stable.
I am a good candidate for this loan because I a great record with prosper regarding my other loan, and making timely payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442948
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,750.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$712.47

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1982	Debt/Income ratio:	15%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	73	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$35,186	Occupation:	Doctor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	morgabe	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 75% )	700-719 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	5 ( 25% )	720-739 (Mar-2008)
Principal balance:	$7,487.35	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
PLEASE ASK QUESTIONS!
Please ask questions.1,000 characters is not enough.I want this second loan to consolidate some debt and do some work on my house.Why my rating is now HR, I have no idea.I know my scores have continually gone up in the 5.5 years I?ve been repairing my credit.I have had no late payments, no delinquencies, no public records in over 5.5 years.I?ve never been 30 days late on my first Prosper loan and in this economy Prosper is the best way to get a loan and to continue rebuilding credit. My jobs are secure: I am a physician at a teaching hospital and at the VA hospital.I am a Colonel in the US Army Reserves.I have been with the VA for 22 years and with the USAR for 20 years, at the teaching hospital for 10 years. I?m not going anywhere and neither are my salaries.I leave in February for a short medical deployment and would love to be funded before I leave so my family is set.I have re-written this since my first listing last week, hoping if I put in more information I would have a better chance of becoming funded.Please give this new listing serious consideration.Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442950
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$654.08

Auction yield range:	8.06% - 21.55%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1996	Debt/Income ratio:	20%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	wise-balanced-dinero	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Baja Beach House
After a recent visit to Baja Mexico, my wife and I fell in love with a little beach house on the Sea of Cortez.? Our vision is for this to be a memorable family vacation spot for years to come and a possible retirement opportunity for us. We also love the ?green? technologies, such as solar power, that are incorporated into the home making it an environmentally-friendly retreat.? This is a sound investment opportunity for you as a lender since we have a strong credit history and pride ourselves on always paying our bills on time.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442952
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2003	Debt/Income ratio:	21%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,865	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	simon_11	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
Used to pay?off?my car.? I recently lost my?job,?and this loan will allow me to reduce my bills $525 for my car and $130 for CONN'S

My financial situation:
I have never had a late payment, my living expenses are very low.??I have lost my job?3 times this year?from no fault of my own.? I am trying to avoid any late payments on my credt.? Even with my current bills and expences I would be able to pay for my bills, but I would like to use this money to pay off my car and another loan which would reduce my?monthly bills $700 (half of the $300 below as well).? If?I added $200 eliminated $700 it would make looking for a job much?easier.??I have never borrowed money and?not paid it?back.? I am in an unfortunate situation. I should be getting??a decent tax return as well.? Please notice that I have not had any late payments. EVER!?

Monthly net income: $ 1,600

Monthly expenses: $ With? Loan? = $300 + Loan?payment.
??Housing: $ FREE
??Insurance: $ NONE
??Car expenses: $ 525 --- WIll be 0
??Utilities: $ FREE
??Phone, cable, internet: $ FREE
??Food, entertainment: $ 400? per mos
??Clothing, household expenses $?0
??Credit cards and other loans: $ 300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442956
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1985	Debt/Income ratio:	62%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	24	Length of status:	6y 11m
Amount delinquent:	$1,002	Revolving credit balance:	$37,274	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	revenue-confidant1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Car
Purpose of loan:
This loan will be used to?pay off car loan?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 2400

Monthly expenses: $ 2400
??Housing: $ 600
??Insurance: $ 200
??Car expenses: $ 500
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442960
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	25.98%	Starting borrower rate/APR:	26.98% / 29.31%	Starting monthly payment:	$102.04

Auction yield range:	8.06% - 25.98%	Estimated loss impact:	7.12%
Lender servicing fee:	1.00%	Estimated return:	18.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1995	Debt/Income ratio:	16%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$59,509	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	top-sensible-cash	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying New Car
Purpose of loan:
This loan will be used to purchase a new vehicle

My financial situation:
I am a good candidate for this loan because my job and income are extremely stable and consistent.

Monthly net income: $14,000
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442962
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.05%	Starting borrower rate/APR:	15.05% / 17.22%	Starting monthly payment:	$277.52

Auction yield range:	6.06% - 14.05%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2000	Debt/Income ratio:	38%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	7y 0m
Amount delinquent:	$0	Revolving credit balance:	$19,574	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	engineere	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	740-759 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-659 (Apr-2008)
Principal balance:	$1,499.77	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Consolidating Debt after Wedding
Purpose of loan:
This loan will be used to pay off the debt my wife and I have accumulated since our big wedding last October. We all know how expensive a wedding is!

My financial situation:
I am a good candidate for this loan because I currently have a loan from prosper.com for almost two years and have never been delinquent.? I have great credit, work full time,?attend school for electrical engineering, own a house,?my wife has a well paying job, and both of our cars are paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442964
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2000	Debt/Income ratio:	59%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	10y 11m
Amount delinquent:	$0	Revolving credit balance:	$15,570	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	auction-umbrella	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to? Consolidate my debt into one payment giving the ability to save more in my accounts

My financial situation:
I am a good candidate for this loan because? I have never not repayed a loan and have good credit.? I am a very honest and proud person as well.? I am a sales manager at Staples and also sit on the board for the Avalon String Band which is a panel of 9 people who make the choices and acts as the leadership of the band.

Monthly net income: $ 1908

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 160
??Car expenses: $ 260
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $100
??Clothing, household expenses $100
??Credit cards and other loans: $ 1000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442972
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.50%	Starting borrower rate/APR:	20.50% / 22.74%	Starting monthly payment:	$299.35

Auction yield range:	17.06% - 19.50%	Estimated loss impact:	19.09%
Lender servicing fee:	1.00%	Estimated return:	0.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1997	Debt/Income ratio:	12%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$673	Occupation:	Other
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	6%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	3
Screen name:	independent-integrity	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a used car at a great price!
Purpose of loan:
This loan will be used to? purchase a used car at $4000 below the true value. Friend is moving out of the country and needs to sell her car.

My financial situation:
I am a good candidate for this loan because? I don't have any debt. Trying to re-establish my credit. I don't have any car payments nor do I pay for housing?since I live with a parent.

Monthly net income: $ 2600

Monthly expenses: $ 340
??Housing: $?0
??Insurance: $?90
??Car expenses: $?50
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 50
??Clothing, household expenses $
??Credit cards and other loans: $?150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442974
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1995	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	13 / 11	Employment status:	Retired
Now delinquent:	0	Total credit lines:	17	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,104	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	exact-order6	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
This loan will be used strictly for student use. I have been fortunate enough to pay for my eldest daugther's college education in full for the past three years. This is her last year and I still want to be there for her just as much as before, but I have 2 other daughters in college now as well and I need a loan to help me juggle all three girls. I am a good candidate for this loan because I am a parent and I understand the value of money. I will appreciate any help I can get from this site and I will not take it for granted. I have excellent credit and I am very responsible; everything will be paid in a timely manner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442978
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$189.13

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1994	Debt/Income ratio:	13%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$55,288	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	compassion-happiness0	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Surgery
Purpose of loan:
This loan will be used to?
?help me with a decision that I have been thinking about for 5 years.? I have an 11 year old son.? We have a great relationship.? He does great in school.?Having a good, healthy?makes me happy. ?I am ready? and excited to do something for myself.
My financial situation:
I am a good candidate for this loan because?
I am an extremely responsible individual.? I pay all my bills on time?or before the due date.? On many occasions my?payments are?more than the?minimum monthly payment due.? I take pride in being a citizen with valuable ethics and morals.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442980
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$110.32

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-2002	Debt/Income ratio:	42%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,866	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	generosity-comet8	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a motorcycle
Purpose of loan:
This loan will be used to? I would like to purchase a used motorcycle.? I Bought a brand new one back in '07, and a year and a half ago I had to sell it.? I knew that I would be laid off from work for a extended period.? So my only choice was to sell my bike to keep everything paid up.? The dip in the economy hurt my job market for a little while, but things are getting back to normal for us.? I miss having the one thing that I could go and do to relax and not think about anything but the road. ?

My financial situation:
I am a good candidate for this loan because?I am responsible with my money.? My wife and I make sure that every bill is paid on time or early.? I have experienced a hic-up or two in my credit years ago, but I was young and dumb.? I have a house and two cars, and a wal-mart credit card, that all get paid on time.? On average my wife and I gross $45k a year.? I know it's not a big wage for two but we budget every thing and make sure we don't waste money.? We currently have $600-800 a month left over that we use to fix our house, spoil the kids, or buy something we have thought about and done our homework on.

If you invest in me I will bring you the joy of seeing a return on your investment, just the same as I will enjoy riding a motorcycle again.? Thank you??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442982
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$806.68

Auction yield range:	8.06% - 9.00%	Estimated loss impact:	6.38%
Lender servicing fee:	1.00%	Estimated return:	2.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2000	Debt/Income ratio:	9%
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,145	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	isaacco	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Not sure why I am listed as a "C" borrower. Check out my credit profile it reflects a credit score between 820-839. Not sure whats going on here...

Nonetheless, this loan will be used for expanding our small firm and may not be needed for the full term of the loan. Shooting for a short-term float/carry. We?have no problem financing the expansion elsewhere, but would prefer a better rate (just like the rest of us).

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.06%	Starting borrower rate/APR:	20.06% / 22.30%	Starting monthly payment:	$557.91

Auction yield range:	17.06% - 19.06%	Estimated loss impact:	35.57%
Lender servicing fee:	1.00%	Estimated return:	-16.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1999	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	7y 11m
Amount delinquent:	$387	Revolving credit balance:	$8,949	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	flipside_dezzy	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BETTER RATES
Purpose of loan:
This loan will be used to pay off the credit cards that decided to raise all there rates this year

My financial situation:
I am a good candidate for this loan because I was already paying my bills just fine but now the higher rates are taking to much away from family needs, a prosper loan will put me back to the same if not lower interest rate

Monthly net income: $ 3200.00

Monthly expenses: $ 2960.00
??Housing: $ 960.00
??Insurance: $ 250.00
??Car expenses: $ 400.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442998
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-2002	Debt/Income ratio:	17%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	21	Length of status:	1y 9m
Amount delinquent:	$91	Revolving credit balance:	$1,850	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	cbeatty0130	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Perfect payment hist. for 5+ Years
Purpose of loan:
This loan will be used to??increase our credit scores by lowering the balances on our credit cards so that we can buy a bigger house.? This will allow us to qualify for a conventional mortgage.? We just became foster parents for twin babies in 2008 and really need to buy a larger house.? Our lower scores are preventing that at this time.

My financial situation:
I am a good candidate for this loan because?? I have a Great STEADY job.? I am a Bank Manger for a large Regional Bank in Indiana.? My wife has never been late on any payment and I haven't been late on anything since I was an 18 year old college student (2002).? There is still one delinquent item on my report for $91.? It is being disputed.? I started rebuilding my credit in 2004 and have never been late since then.? We are homeowners and our scores are low only because of the high balances on the credit cards.??This will be a great opportunity for you to make a good return on your money and it will be completely hassle free.?

Monthly net income: $ 4300

Monthly expenses: $ 2151
??Housing: $ 445
??Insurance: $ 120
??Car expenses: $ 391
??Utilities: $ 200
??Phone, cable, internet: $ 120
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 375
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443002
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,700.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$246.29

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1988	Debt/Income ratio:	25%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$217	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bazaar-tulip7	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Loan
Purpose of loan:
This loan will be used to renovate our kitchen and install of serving bar where the grandkids can eat and draw.? Right now our kitchen is dated and old and is really in need of an update.

My financial situation:
I am a good candidate for this loan because I am in excellent financial shape.? I don't have any credit card bills or auto loans.? My spouse has a $60,000 a year job and will also be there to pay back the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443004
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1969	Debt/Income ratio:	28%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	11 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	29	Length of status:	11y 0m
Amount delinquent:	$0	Revolving credit balance:	$30,895	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	13
Screen name:	excellent-justice8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payingoffmycreditcards
Purpose of loan:
This loan will be used to pay off credit cards?

My financial situation:
I am a good candidate for this loan because i pay my bills?

Monthly net income: $
4000.00
Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 500
??Car expenses: $ 75.00
??Utilities: $ 115.00
??Phone, cable, internet: $ 130.00
??Food, entertainment: $225.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 500
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443010
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$315.68

Auction yield range:	3.06% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1996	Debt/Income ratio:	40%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	7y 8m
Amount delinquent:	$0	Revolving credit balance:	$21,720	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bigwig2	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
finishing the basement
Purpose of loan:
This loan will be used to?.

My financial situati
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443012
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	29	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,914	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	51%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	newest-commerce-cowbell	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expenses & Working Capitol
Purpose of loan:
This loan will be used to provide wprking capitol for business expenses in the coming months such as auto, phone, advertising etc.

My financial situation:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443018
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.05%	Starting borrower rate/APR:	14.05% / 16.21%	Starting monthly payment:	$171.01

Auction yield range:	6.06% - 13.05%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$650	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bowtheknee	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-679 (Jan-2008)
Principal balance:	$1,672.41	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
New Heating and Air
Purpose of loan:
This loan will be used to? install a new central energy efficient heating and air system into the home that we recently bought, along with a few other improvements such as attic insulation.? The home was built in the 1970's and while it is built well, the heating and air system is worn out and the old attic insulation needs updating.? Also, I would like to pay off the present Prosper loan I have if I can get a lower interest rate this time.

My financial situation:
I am a good candidate for this loan because? I presently have a prosper loan which I have made no late payments on and my wife and I have been part of the Prosper community for a few years now.? My wife makes small loans from time to time on her Prosper account, and we enjoy?being part of people helping each other instead of having to go to the banks, etc.??I did suffer a job loss a few years ago which resulted in my credit being affected negatively; however, I have worked hard to reestablish my credit (over 700 now) and was able to buy a home in June of 09 (I don't believe the home purchase shows up on my credit report yet for some reason).? I also do have additional income from my position as a bi-vocational Pastor of a small church.
My monthly income and bills are as follows:

$4,000 INCOME

$800 House payment
$300 Utilities
$340 Health Insurance
$350 Car Payment
$600 Groceries
$100 Revolving Dept
$145 Present Prosper Loan
$300 Other
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443024
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$1,093.58

Auction yield range:	11.06% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1989	Debt/Income ratio:	27%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	19y 10m
Amount delinquent:	$0	Revolving credit balance:	$17,188	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	agreement-piano	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting over the holidays
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443026
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.60%	Starting borrower rate/APR:	9.60% / 11.70%	Starting monthly payment:	$801.99

Auction yield range:	8.06% - 8.60%	Estimated loss impact:	8.67%
Lender servicing fee:	1.00%	Estimated return:	-0.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2003	Debt/Income ratio:	24%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,538	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	worthy-auction0	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
business equipment Loan
Purpose of loan:
This loan will be used to purchase business equipment

My financial situation:
I am a good candidate for this loan because I alway pay back my lenders in a timely fashion and therefore have a good credit score.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443028
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 11.32%	Starting monthly payment:	$37.83

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-2000	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	velocity-anteater	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bill consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443030
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 25.99%	Starting monthly payment:	$195.38

Auction yield range:	8.06% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1999	Debt/Income ratio:	28%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$22,403	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	sophisticated-money4	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card raising fees
Purpose of loan:
This loan will be used to pay off credit cards that have recently raised my interest rates for no reason. I have always paid on time and more than minimum due but they still raised the interest rate anyway. I called and tried to negotiate since I've been a customer for many years but they were unwilling to help me. The only way they would help me would be if I?failed to pay my bill, they are out of their minds!?I would really prefer to pay someone other than them.

My financial situation:
I am a good candidate for this loan because?
I have had the same job for 9 years and have always strived to pay every bill on time.?I?got married in May and my wife and I are trying to clean up our financial situation. I work as an engineer in a company over 100 years old and my wife is a middle school teacher in a small town.
Monthly net income: $
4800
Monthly expenses: $
??Housing: $ 1225
??Insurance: $ 150
??Car expenses: $?600
??Utilities: $ 110
??Phone, cable, internet: $ 80
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $600 (if I get this loan this will be down to $250)?
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443038
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.60%	Starting borrower rate/APR:	18.60% / 20.82%	Starting monthly payment:	$729.08

Auction yield range:	17.06% - 17.60%	Estimated loss impact:	35.47%
Lender servicing fee:	1.00%	Estimated return:	-17.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1975	Debt/Income ratio:	26%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	56	Length of status:	8y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,554	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	versatile-exchange	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate all of my credit card debt.

My financial situation:
I am a good candidate for this loan because I am responsible, I have paid all of my credit cards on time; and, I have been with my same employer for 10 years.

Monthly net income: $ 4992.00 (before tax)

Monthly expenses: $
??Housing: $ 761.50
??Insurance: $ 65.00
??Car expenses: $ 0
??Utilities: $ 250.00
??Phone, cable, internet: $ 86.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 175.00
??Credit cards and other loans: $?389.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443042
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.05%	Starting borrower rate/APR:	15.05% / 17.22%	Starting monthly payment:	$277.52

Auction yield range:	6.06% - 14.05%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1985	Debt/Income ratio:	43%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	20 / 16	Employment status:	Retired
Now delinquent:	0	Total credit lines:	38	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$16,295	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	retired01	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to? My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.49%	Starting borrower rate/APR:	11.49% / 13.62%	Starting monthly payment:	$164.86

Auction yield range:	4.06% - 10.49%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1999	Debt/Income ratio:	17%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,835	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	49%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	pound-bluebird	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY HIGH INTEREST CARD
Purpose of loan:
PAY OFF A HIGH INTEREST CREDIT CARD

My financial situation:
I AM NOT BEHIND ON ANY PAYMENTS, NOR STRUGGLING TO MAKE THEM.? I SIMPLY WOULD LIKE TO REDUCE MY INTEREST RATE.? MY FAMILY AND I ARE BECOMING DEBT FREE AND THIS WOULD HELP THAT PROCESS ALONG.

THANKS FOR YOUR CONSIDERATION
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443046
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$236.76

Auction yield range:	3.06% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1998	Debt/Income ratio:	13%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	rate-prodigy1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443048
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2000	Debt/Income ratio:	22%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$22,594	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	3
Screen name:	NearSanFcoCA	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal
Purpose of loan:
This loan will be used to consolidate my debtd

My financial situation:
I am a good candidate for this loan because me and my husband?make 5000/month after taxes.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $?550
??Insurance: $?100
??Car expenses: $ 0.00
??Utilities: $?75
??Phone, cable, internet: $ 75
??Food, entertainment: $ 350
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443050
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	5	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	nsmanners	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Last Semester Of College
Purpose of loan:
I will be using this loan for living expenses, books?and tuition payments for the last 7 months of college.?

My financial situation:
I am a good candidate for this loan because I have no debt of any kind.? I own my car.? I have been self employed with steady income for over a year (working on a 1099).??My?average income is?just over $1000/month. ?I have good credit and have no housing expenses. After graduation I have a full time job waiting on me that earns $40k.? I will guarantee 100% payback to my lenders!? If you have any questions please let me know.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443052
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2006	Debt/Income ratio:	14%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$12,994	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	market-sherpa3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Restaurant South Florida
Purpose of loan:
Sabor is a new medium-sized restaurant which is in negotiations to be located in a busy neighborhood of Boynton Beach, Florida. Sabor?s emphasis will be on creative Cuban/Continental Cuisine. Boynton is located in central Palm Beach County and covers 16.25?square miles with a population 66,714. There are no Cuban Restaurants with in Boynton Beach City limits, so competition is nonexistent.Sabor has assembled a strong management team. Jamie Merwin will be the general manager. Jamie has extensive management experience in the food & beverage industry. He has an operations background before entering restaurant management and holds a Bachelors degree in Business Administration. He most recently managed one of the finest rated restaurants in Palm Beach County. Steven Wexel will be responsible for all of the finance and accounting functions. Steve has more than 10 years experience as CPA and owner of Atlantic Accounting. Steve?s financial control skills will be invaluable in keeping Sabor on track and profitable. Lastly, Sabor has chef Leonardo De La Sierra who will be responsible for the back-end production of the venture. Chef Leonardo has over 15 years of experience as an executive chef and has successfully run his own restaurant in South Beach Florida; he has become a visible fixture in south Florida.

My financial situation:
I am a good candidate for this loan because I have two secured jobs. I work three days a week as? a dental hygienist and I alos owrk three days a week as a night manager for a local restaurant.

Monthly net income: $ 3434.16

Monthly expenses: $
??Housing: $ 887.00
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 130
??Phone, cable, internet: $ 99
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $ 350
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443056
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1990	Debt/Income ratio:	36%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,746	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	angels2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 88% )	620-639 (Latest)
Principal borrowed:	$8,650.00	< mo. late:	7 ( 12% )	560-579 (Apr-2008) 560-579 (Feb-2008) 540-559 (Dec-2007) 600-619 (Nov-2007)
Principal balance:	$887.31	1+ mo. late:	0 ( 0% )
Total payments billed:	57
Description
Breathe Again!
This loan will be used for... To help me pay down on my credit card and part of my tuition to avoid interest rate increase.?
I am a good candidate for this loan because? I've been employed with the same company for over 2 years, my husband and I bring home $8000 monthly,?I pay my bills on time?and trying to increase my FICO score!

Expenses:

Mortgage - $2100.00 monthly this includes property taxes
Car?Payments - $841.22 monthly??
Utilities Electric, Cable, Internet & Gas $553.50 monthly
Cell Phones $93.00 monthly
Car & House Insurance $380.33 monthly??
Boat payment?$250.00 monthly
Student Tuition (for Classes) $725 monthly payment ?Remaining Balance $7500
Capital One $3200
Prosper Loan $889.78
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443062
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1996	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$78,394	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	golden-contract6	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
COMPLETION & OPENING OF SALON & SPA
This loan will be used to finance the completion of a salon and spa. We have been working on it diligently and put all we have in it for the past three months. We have spent to date close to $80,000 of our personal funds and need this sum to push us over the finish line in terms of last minute construction details that resulted from delays leading to cost overruns. We have a good product that is a niche in the area and our market research shows that the we will make good returns on the investment from the start.

My financial situation: I am a good candidate for this loan because I have a solid credit history and understand the importance of maintaining a solid repayment history. The spa is located in Crofton, Maryland where the median income is about $90,000 and where no other such facility is available and the need for a salon and spa of our caliber is great. We already have received very positive feedback and currently are actually turning down appointments because we are not open yet.

I have the ability, stability and will to repay this loan as fast as possible and plan to do so in a shorter period than that assigned. Monthly net income: $ 4,900. Monthly expenses: $ Housing: $ 2400.00 Insurance: $ 100 Car expenses: $80 Utilities: $ 80 Phone, cable, internet: $ 50 Food, entertainment: $ 100 Clothing, household expenses $ 100 Credit cards and other loans: $ 1000 Other expenses: $ 100.

I will maintain employment and as such be able to comfortably repay the loan. May I note here that my wife who is a pharmacist will still put in hours at her job so finances will not be an issue. We just need to get this lump sum amount in now to finish off the project.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1993	Debt/Income ratio:	86%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	20y 5m
Amount delinquent:	$0	Revolving credit balance:	$25,049	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	affluence-atlantis	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Paying Taxes"
Purpose of loan:
This loan will be used to?
Times are hard and we're trying to stay ahead. We want to pay our personnal propery taxes and up comming house insurance.
My financial situation:
I am a good candidate for this loan because?
We've never missed?a payment and always on time.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443066
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$110.32

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1984	Debt/Income ratio:	21%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	24 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	61	Length of status:	13y 7m
Amount delinquent:	$0	Revolving credit balance:	$43,510	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	BPSLoans	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Pesky Credit Cards
Purpose of loan:
This loan will be used?to pay off?some credit card balances that have been hanging around and bouncing from one card to another following the best offers - which have now gone away.

My financial situation:
I am a good candidate for this loan because I have a long-term stable job and good income.? My credit is good / excellent, I'm responsible?and I can make the loan payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443068
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.17%	Starting monthly payment:	$58.81

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1985	Debt/Income ratio:	28%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	10 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	30	Length of status:	5y 10m
Amount delinquent:	$799	Revolving credit balance:	$5,632	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	112%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dollar-handshake1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Pay Day loans
Purpose of loan:
This loan will be used to? payoff pay day loans
My financial situation:
I am a good candidate for this loan because?I have stable financial status,good job,just trying to payoff these rip off companies??

Monthly net income: $
$????90,000.00
Monthly expenses: $
??Housing: $?1350.00????????????????????????????????????????????????????????
??Insurance: $ 250.00????
??Car expenses: $ 0????
??Utilities: $ 500.00
??Phone, cable, inte????rnet: $ 150.00
??Food, entertainment: $ 800.00
??Clothing, household expenses $ 500.00
??Credit cards and other loans: $ 750.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443070
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$311.85

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1998	Debt/Income ratio:	27%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$13,460	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	worldly-loot6	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I want better future for the family
Purpose of loan:
When the world was a much smaller place, a lender might make a lending decision based on an individual's reputation.? However, these days most loans come from large national, or international, organizations.? They don't know your personal reputation, or more matter of fact, they don't care to know.? I am but a small man in this very big world.? I just want to be able to live life comfortably, without the stress of paying credit card companies more than I owe them.

There is no humanity in their decision making.? Throughout the years, the credit card companies have been increasing the APR on my cards to exorbitant highs.? The several credit cards I own have rates in the high twenties.? Enough is enough.? I want to consolidate my credit card balances and pay just one low interest rate.? Every month I always pay my bills, and I always pay more than the minimum.? But it is taking me years to make any real impact.? Paying one person instead of paying several impersonal companies will allow me the opportunity to put the money that I will save to better use - my family.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$123.12

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1971	Debt/Income ratio:	27%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	53	Length of status:	6y 6m
Amount delinquent:	$1,024	Revolving credit balance:	$6,326	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	66	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	newest-tolerant-affluence	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy back for retirement
Purpose of loan:
This loan will be used to?buy back 1 1/2 years of withdrawn funds from Georgia Teachers Retirement.? I took out 3 years and the cost to buy them back is 6200.? I will have 3,200 of the funds but need 3,000 more.?

My financial situation:
I am a good candidate for this loan because I will be paying this back in July of 2010. I only need the amount for a short period of time. My credit score is not as good as it was at one time.? I had a small business that failed and I used personal credit to start the business. I have been working over the past few years to build my credit back up.

Monthly net income: $ 4735.00

Monthly expenses: $
??Housing: $ 1600.00
??Insurance: $ 135.00
??Car expenses: $ 720.00????
??Utilities: $ 175.00
??Phone, cable, internet: $ 140.00
??Food, entertainment: $ 125.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 165.00
??Other expenses: $ 250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$323.50

Auction yield range:	11.06% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1996	Debt/Income ratio:	18%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$166,189	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	order-magician	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expenses and Equipment
EXPANSION BUSINESS LOAN

Purpose of loan:
The loan is needed for a business expansion.? It is needed to puchase aerobics equipment other items needed for our business.?

My financial situation:
I am a good candidate for this loan because we offer LIFESTYLE CHANGES at our fitness center!? Our members can work out or take advantage of personal training or bootcamps.?

Soon we will have group training classes i.e. aerobics, dancing, karate, etc.?forthcoming in February 2010.?

Monthly net income: $ (BUSINESS) $6,000 (PROJECTED IN 2-3 MONTHS) $20,000

Monthly expenses: $
Business Lease: $ 4,730
??Insurance: $ 0
??Utilities: $ 500
??Phone, cable, internet: $ 193?
??Payroll: $?2,200
??Lease (Equipment): $2,000?
??Other expenses: $ 1,491
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.55%	Starting borrower rate/APR:	8.55% / 8.89%	Starting monthly payment:	$442.27

Auction yield range:	3.06% - 7.55%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1998	Debt/Income ratio:	33%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$17,771	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	progressive-benefit	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off HomeDepot Card
Purpose of loan:
This loan will be used to? Pay off a Home Depot account that has a high apr and poor terms. Just looking for a better?rate and terms?on the money that was borrowed.

My financial situation:
I am a good candidate for this loan because? We make our scheduled payments on time or early. This loan will be pulled from an account that has biweekly deposits for savings made, and it not accessed except to pay down this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443088
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.40%	Starting borrower rate/APR:	29.40% / 31.77%	Starting monthly payment:	$631.85

Auction yield range:	11.06% - 28.40%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2005	Debt/Income ratio:	15%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,214	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	encouraging-money5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to start own business
Purpose of loan:
This loan will be used to? start my own business.? I have been a consultant for almost 4 years at my company.? I am looking to start my own consulting business while still working at my current workplace.??????????????????

My financial situation:
I am a good candidate for this loan because? I make over $80,000 per year.? I will be increasing my income with the addition of my new business.

Monthly net income: $ 6300

Monthly expenses: $ 2550
??Housing: $ 800
??Insurance: $?150
??Car expenses: $ 300
??Utilities: $ 100
??Phone, cable, internet: $200
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443092
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$351.85

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1996	Debt/Income ratio:	42%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$20,179	Occupation:	Biologist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	red-thrifty-greenback	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting a handle on my debt
Purpose of loan:
I plan to use this loan to pay off a high-interest rate credit card that remains from my divorce.?After becoming an aunt this year, see photo, I am trying to finally get a handle on my remaining debts.

My financial situation:
I am a good candidate for this loan because I have a steady, secure job and pay my bills on time.? I am at a place in life where debt pay off is my number one priority and where all my extra funds are being devoted.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	14.06% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1998	Debt/Income ratio:	35%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$31,225	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	green-dedicated-loyalty	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit cards are ruining my life!
Purpose of loan:
This loan will be used to pay off a portion of my credit card debt. I was suckered into my first card at 18, and thanks to an unhealthy relationship and a terminally ill pet, I incurred a debt has snowballed over the years. The credit card companies have taken advantage of every trick in the book to excuse them from raising my interest rates over time to 19% and as high as 22% on one card, even though I've been a loyal and paying customer for 10+ years. Now at 30, I want to get married and start a new life, but I have this albatross weighing me down.

My financial situation:
I am a good candidate for this loan because I have rarely missed a payment on any bill - if it's ever happened, it's been due to calendar oversight of a couple days, never for lack of funds. My credit score has been as high as 712 recently (I keep tabs monthly on MyFICO.com). I'm in a solid job that is a revenue source for my company, and have received raises and bonuses consistently.

Monthly net income: $ 3546

Monthly expenses: $ 2845
??Housing: $ 805
??Insurance: $ 75
??Car expenses: $ 40 (gas)
??Utilities: $ 150
??Phone, cable, internet: $ 125
??Food, entertainment: $ 400
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1999	Debt/Income ratio:	22%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,439	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jtbouse	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting rid of high interest credit
Purpose of loan:
This loan would be used to pay off the balances completely on all my wife and my Visa, MasterCard and Discover accounts. This will not be taking care of my Dell charge account with a balance less than $1600, or our Kay Jewelers card which has already been paid off. With these credit cards paid off it will make things easier for my wife and I to pay our mortgage and truck payments which have never been late.

These are accounts that I have had for several years now with perfect payment histories. They were opened between '03 and '06 to assist in rebuilding our credit so that we could buy a home; however, they came at the high price of low limits and high interest rates. As the sole income for the household, I would like to be able to get these off our back and make it easier for us to make better use of my income for other projects like home improvement and the honeymoon that we haven't been able to take yet after having celebrated our 4th wedding anniversary now.

My financial situation:
I feel I'm a good candidate for this loan as I've learned my lessons of handling credit the hard way and made my mistakes; however, rather than trying to take the easy route out of it I have taken the past 10 years and taken my credit from something to be ashamed of to something I'm proud of without filing for bankruptcy. I was able to buy my first brand new vehicle in November '05 and closed on our first home in August '07.

My current financial situation is very stable compared to when I was younger. I've been an IT professional working in the same career field since '96, both full-time and consulting on the side. My consulting currently involves support contracts which guarantee monthly income to supplement my current salary. I just took a new position which increased my income 37% while at the same time we have not increased our expenses, actually decreasing them where possible. While we have been credit poor, we are cash rich with the willingness and ability to pay our debts. Short of getting a loan to pay the off quicker we're preparing to being a roll-down payoff plan to get them taken care of as soon as possible. All the loan will change is they'll be paid off quicker and we'll have one payment to make. All of my current credit accounts have been paid on time and never late.

Monthly net income: $ 5850

Monthly expenses: $4354
Housing: $1611
Insurance: $230
Car expenses: $1033
Utilities: $190
Phone, cable, internet: $290
Food, entertainment: $150
Clothing, household expenses $150
Credit cards and other loans: $500
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443104
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.95%	Starting borrower rate/APR:	22.95% / 25.23%	Starting monthly payment:	$348.15

Auction yield range:	8.06% - 21.95%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1990	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,951	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	smart-interest2	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.01%	Starting borrower rate/APR:	10.01% / 12.12%	Starting monthly payment:	$161.36

Auction yield range:	4.06% - 9.01%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1986	Debt/Income ratio:	11%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	16 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$436,806	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	dmansfield	Borrower's state:	Pennsylvania	Borrower's group:	Military Lending Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment Purchase
Purpose of loan:
This loan will be used to purchase used [like new] equipment from a large window company that went into foreclosure? I also will use $3000 to payoff a high interest credit cards I used to fund my company while we were getting started. The cards is not maxed out but have high interest rates [27%] and if I pay it down by $3,000 I would qualify for a lower rate. ? I'd prefer to pay them off now with a fixed loan so I don't accrue additional interest charges.

We are putting up a new website, so check www.chwindows.com for more information on the business.

My financial situation:
I am a good candidate for this loan because I have had a consistent salary of slightly over $100k for the past two years. I have owned a home for the past 5 years and am? 15 months ahead on my mortgage payment. I am very organized and do not pay my bills late. My small company is starting its third year and we are very stable and doing well.

Our business continues to grow, we will do over $750,000 this year - I want to use our cash flow for sales and marketing. Visit us at www.chwindows.com? We have been profitable from our first day; and we are growing every month.? We are benefitting from the recession [people will rebuild windows when they cannot do an addition] and the tax incentives for home energy savings and commercial property incentives.

Quick Note - Prosper lists Revolving credit balance: $436,806; $190,000 is a second mortgage.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443114
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.99%	Starting borrower rate/APR:	14.99% / 17.16%	Starting monthly payment:	$277.28

Auction yield range:	11.06% - 13.99%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2002	Debt/Income ratio:	47%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$27,573	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	responsible-openness7	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new grad paying off credit card
Purpose of loan:
This loan will be used to pay off credit card?debt?

My financial situation:
I am a good candidate for this loan because I am a new grad(Registered Dental Hygienist)?making a good income and?have learned my lesson with unsecured debt; furthermore,?I have paid every loan I have ever had on time and have never been in default, ever.? I realized that I have misused credit in the?past?and I am extremely motivated in?paying this loan off!??Will you please help me in accomplishing my goal??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443120
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	38	Length of status:	11y 5m
Amount delinquent:	$0	Revolving credit balance:	$351	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Homeownership:	No
Inquiries last 6m:	2
Screen name:	spiritual-balance0	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory of Barber supplies
Purpose of loan:
This loan will be used to? I would like to purchase wholesale barber clippers and barber supplies from a NY wholesaler ?for retail sales? in my shop, to increase my monthly income.

My financial situation:
I am a good candidate for this loan because? My monthly income could comfortly afford an added?$400.00 a month for 36 mths.without the optimistic new income from the monthly sales of barber?supplies.

Monthly net income: $ 3500.00

Monthly expenses: $ 2094.00
??Housing: $ 650.00
??Insurance: $ 120.00
??Car expenses: $ 100.00
??Utilities: $ 95.00
??Phone, cable, internet: $ 110.00
??Food, entertainment: $ 325.00
??Clothing, household expenses $
??Credit cards and other loans: $ 694.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.55%	Starting borrower rate/APR:	11.55% / 11.90%	Starting monthly payment:	$824.99

Auction yield range:	3.06% - 10.55%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1994	Debt/Income ratio:	20%
Credit score:	840-859 (Jan-2010)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,460	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	justalittlebitmore	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College Fund, 17 years of rental.
Our Oldest?s College Fund
The numbers still work out so that renting this place for the next 17 years gives our daughter a pretty good chunk of money to be spent toward her college education.

Design Features:
? 3rd Floor Master Bedroom Suite with attic storage
? 2nd Floor 17? Cathedral Ceiling in Family Room
? Tall glass block windows
? Large front and rear balcony?s
? Granite kitchen counters
? 1st and 2nd floor laundry
? Azek Exterior Trim Boards
? 3 Zone Radiant Floor Heating
? Polaris Hot Water Heater (Supplies all Heat and Hot Water to whole House)
? Plumbing Manifold in basement for easy repair and maintenance
? Sprayed Foam Insulation

Financial Information:
Monthly Income $ 13,000.00

Expenses
Main Home Mortgage, Taxes, Insurance 2,400.00
Rental Mortgage, Taxes 1,050.00
Insurance 200.00
Auto Loans 1,100.00
Student Loans 300.00
ChildCare 640.00
Paid off Monthly (Average)
Citi Card 1,000.00
Discover 2,000.00
Sam's Club 300.00
Monthly Expenses: 8,990.00

Directly Attributed to Project House
Mortgage, Taxes, Insurance 500.00
Home Equity LOC 100.00
Personal Loan 370.00
Personal Loan 840.00
AT&T Universal 175.00
Citi Card (interest rate does not have end date) 90.00
Monthly Payment for Project House: 2,075.00

Net: $2,135.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443124
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$192.20

Auction yield range:	3.06% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1987	Debt/Income ratio:	Not calculated
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$15,853	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	top-understanding-moola	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
EXISTING BUSSINESS LOAN
Purpose of loan:
This loan will be used to? PURCHASE EQUIPTMENT, AND RELATED PARTS INVENTORY.
IT STARTED AS A HOBBY REPAIRING LAWN MOWERS,ZERO-TURN,RIDING LAWN TRACTORS, OUT OF MY GARAGE , FOR THE LAST 2 1/2? YEARS.BUSINESS HAS BEEN GREAT, SO I OPENED UP A LOCAL REPAIR SHOP,AND NEED SOME CASH.
My financial situation:
I am a good candidate for this loan because? I PAY MY BILLS ON TIME , NEVER BEEN LATE WITH ANY OF MY PAYMENTS. I AM A MAN OF MY WORD, MY CREDIT IS GOOD.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443130
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1999	Debt/Income ratio:	26%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	30y 5m
Amount delinquent:	$355	Revolving credit balance:	$5,549	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	KINGLY	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 91% )	600-619 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 9% )	620-639 (Sep-2009) 600-619 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
HELP MY MOTHER AND ME
Purpose of loan:
This loan will be used to?
I would like to be able to help my mother with a few repairs around her house. Also, I am going back to school for computer technology and want to make sure that I have the funds to do so.
My financial situation:
I am a good candidate for this loan because? I had a previous loan with Prosper and was very diligent in paying it back. I also like the idea of friends helping friends. I want to be a lender someday soon myself.????????

Monthly net income: $?1850.00????Monthly expenses: $ 1370.00
??Housing: $ 200.00????
??Insurance: $34.00
??Car expenses: $?80.00(fuel,oil)
??Utilities: $
??Phone, cable, internet: $ 42.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $501.00???Other expenses: $ 523.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443132
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.19%	Starting borrower rate/APR:	11.19% / 13.31%	Starting monthly payment:	$229.80

Auction yield range:	4.06% - 10.19%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1990	Debt/Income ratio:	43%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$13,519	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	clean-duty0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of this loan...???I want to pay of 2 credit cards. And so my wife can start buying plants for the yard. She likes to have?a nice yard.

My financial situation? Is great, all?I need is a little help with some credit card debt. I am a truck driver and my wife also?gets a disability check every month. thank you. I don't know?how??to upload pictures or I would, I'm not a computer savvy?I just know the basics.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443138
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$392.86

Auction yield range:	6.06% - 10.00%	Estimated loss impact:	5.16%
Lender servicing fee:	1.00%	Estimated return:	4.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2001	Debt/Income ratio:	14%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$9,656	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	shaz	Borrower's state:	Washington	Borrower's group:	Microsoft Employees
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	740-759 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-659 (Jan-2007)
Principal balance:	$162.78	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Pay off high interest credit cards.
Purpose of loan:
To consolidate my credit cards into one payment with a much lower interest rate.

My financial situation:
I make a good, steady?income with the job I've had for almost four years and I'm about to make the last payment on my first 3-year propser loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	8.06% - 34.00%	Estimated loss impact:	7.33%
Lender servicing fee:	1.00%	Estimated return:	26.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2001	Debt/Income ratio:	37%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$18,528	Occupation:	Chemist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	marketplace-zenith0	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating my Debts
Purpose of loan:This loan will be used to consolidate?debts?I have into one monthly payment,?I want to make it?easier and pay one place each month.

?My financial situation:I am a good candidate for this loan becausethis is just to consolidate some bills in order to make easier payments. I have two jobs and make very good money along with my chemist job I am also a waiter. I will be able to make each payment on time. I have never been late on a payment for any of my bills

Monthly net income: $ 4400

Monthly expenses: $???Housing: $ 661???
Insurance: $ 75
Car expenses: $ 175??
Utilities: $ 250?
Phone, cable, internet: $ 75??
Food, entertainment: $ 50??
Clothing, household expenses $ 50
Credit cards and other loans: $?250??
Other expenses: $?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$249.48

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-2002	Debt/Income ratio:	17%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,586	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	payout-apricot	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card
Purpose of loan:
This loan will be used to pay off a credit card.?

My financial situation:
I work at a financially viable company.? While many of our competitors were going out of business, we weathered the storm by being fiscally conservative and reducing overhead.? I even managed to negotiate a significant rase in my base salary.

I have also reduced my overhead on my personal finances.? I took several steps to reduce my montly expenses by $300.

Monthly net income: $ 4,500.00

Monthly expenses: $
??Housing: $ 1,1100.00
??Insurance: $ 50
??Car expenses: (gas) $120
??Utilities: $ 100
??Phone, cable, internet: $ 90
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443144
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.58%	Starting borrower rate/APR:	25.58% / 27.89%	Starting monthly payment:	$400.67

Auction yield range:	8.06% - 24.58%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1988	Debt/Income ratio:	17%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,313	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	smart-silver9	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay-off
Purpose of loan:
This loan will be used to pay off my current credit cards and loans to consolidate into one payment.

My financial situation:
I am a good candidate for this loan because all my recent accounts have been kept current and paid on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$271.37

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1991	Debt/Income ratio:	31%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	43	Length of status:	0y 5m
Amount delinquent:	$681	Revolving credit balance:	$0	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	2
Screen name:	interest-chomper0	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a car for my daughter
Purpose of loan:
This loan will be used to?? buy a car for my daughter

My financial situation:
I am a good candidate for this loan because? I have a good job along with my wife.? We are both highly educated teachers and coaches.

Monthly net income: $
3500.00
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 160.00
??Car expenses: $ 200.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 100.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443150
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$217.10

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-2006	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,727	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	charming-duty	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for college and living
Purpose of loan:
Move out of my home and pay for school on my? own

My financial situation:
I'm a hard worker but I need a loan to get me through until I start a career as a nurse

Monthly net income: $
800.00
Monthly expenses: $
??Housing: $ 0 dollars i live at home
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$351.57

Auction yield range:	11.06% - 15.00%	Estimated loss impact:	10.34%
Lender servicing fee:	1.00%	Estimated return:	4.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1985	Debt/Income ratio:	32%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$8,672	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	green-leverage-volcano	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taking control before its too late
Purpose of loan:
This loan will be used to? reduce interest charges so I can see light at the end of the tunnel (Oh please don't let it be a train).

My financial situation:
I am a good candidate for this loan because?I am lucky to have solid employment with fixed salary as a State Employee. I?can pay all my bills now to keep in good standing with my creditors, but I can't pay down debts fast enough to eliminate or reduce to manageable?credit limits for my income at this time.

Monthly net income: $24,438.72

Monthly expenses: $
??Housing: $ 620
??Insurance: $?80
??Car expenses: $ 100
??Utilities: $ 50
??Phone, cable, internet: $ 92
??Food, entertainment: $ 240
??Clothing, household expenses $
??Credit cards and other loans: $372
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443156
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 30.01%	Starting monthly payment:	$61.56

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1968	Debt/Income ratio:	11%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	12 / 9	Employment status:	Retired
Now delinquent:	1	Total credit lines:	54	Length of status:	2y 6m
Amount delinquent:	$5,930	Revolving credit balance:	$13,455	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	goldyoldy	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay household/maintance
Purpose of loan:
This loan will be used to? pay a yearly water treatment fee imposed by City Of Redmond and King County, since I live in a rural active adult rtetirement community.. Will also use to pay a repair or replacement of my clothes washer and, special first time maintance ($395 + tax) on my 2006 Acura TSX which has 47,000 miles and is just out of warranty.

My financial situation:
I am a good candidate for this loan because? I am on a fixed income. I try to budget when possible and believe I can pay off the loan in 12 -18 months depending on.the interest rate.? I know my credit is not great right now, but I did incurr outstanding debt on my credit cards which I used to bury my sister who died in May 2009.? She had a life insurance policy which has been lost or stolen (attorney researching this). I had to use my savings and credit cards for funeral expenses.

Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443158
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,400.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$233.26

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2005	Debt/Income ratio:	9%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	geekytouchdown	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a family car loan
Purpose of loan:
This loan will be used to? pay off the remainder of my family's car loan.

My financial situation:
I am a good candidate for this loan because? I have a good credit track record and the income to cover this loan. One of my long-term plans has always been to help my family purchase a home, so building an excellent credit history is a high priority for me. Paying off both the car and this Prosper loan are key steps towards the ultimate goal.

In exchange for paying less rent to my family each month, I can use this Prosper loan to help my family by paying off their high-interest car loan in full. My family will feel good about having one less financial worry, I will feel good about saving money for my family over the life of the car loan, and you will feel good about earning a decent return.

Monthly net income: $2000

Monthly expenses: $1600

Housing: $400
Food: $300
Utilities: $200
Transportation: $100
Education: $400
Other: $200

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443162
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2000	Debt/Income ratio:	35%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	12 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,886	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	diversification-freshmaker	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Seeing the light........finally!
Purpose of loan:
This loan will be used to combine several smaller credit cards (payoff) and get rid of very high interest rates.? The money wasted on finance charges in outrageous.? If anyone's been where I am, please pay it forward and help someone who is already helping themself.? I have no credit cards in my possession and I've certainly know my path to freedom.? Please help me not help the credit card industry anymore.? My payment history has no blemishes - even during my hardest time.? I am doing all I can to pay down these cards quickly, but a loan would certainly speed that along.??I am?committed to seeing my debt reduced this year by $4,000.??I would love to have help from someone who has been where I am and received help themselves.? I am a very good "risk" because I'm "mad" and will do all I can to get out of debt.? Please help me on my journey!

My financial situation:
I am a good candidate for this loan because? I am honest, hardworking, and have never thought of bankruptcy.? I pay what I owe.....and some of what I don't (crazy interest charges)!? I paid over $1,000 interest only on one credit card last year.? Now it's time for it to go to the principal.? I've seen the other side and have made significant strides to get where I am.? I will make it to the finish line regardless, but I?could make it alot faster with this loan.? ??????

Monthly net income: $ 1,440.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 40
??Car expenses: $ 45?
??Utilities: $ 0
??Phone, cable, internet: $ 65
??Food, entertainment: $ 20
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 800
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443164
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2004	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	3y 0m
Amount delinquent:	$2,126	Revolving credit balance:	$1,534	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	loyalty-capo4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443170
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.65%	Starting borrower rate/APR:	10.65% / 11.00%	Starting monthly payment:	$586.32

Auction yield range:	3.06% - 9.65%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1991	Debt/Income ratio:	32%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$20,916	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bison38	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off another consolidation
Purpose of loan:
This loan will be used to pay off my Credit OneFS line of credit that is currently being administered by Resurgent.? This loan was originally a credit card consolidation loan.? I am looking to lower my interest rate to shorten my payback period.? My current payment to Resurgent is very close to what my new payment will be if my loan funds through Prosper.com.?? Again, I am looking to pay the debt off faster by lowering my interest rate.

My financial situation:
I am a good candidate for this loan because I have a solid work history and a solid earning history, as well as a solid history of paying my debts.? I have been at my current job since Nov. 2007 and with my two previous employers I spent 9 years with each.? My credit score is 895.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443176
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,926.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$79.04

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2003	Debt/Income ratio:	32%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	7y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,204	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	boomerang1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Final Semester of School
Purpose of loan:
This loan will be used to?

To pay off my final semester at UCF (University of Central Florida) so I may graduate with my Bachelors Degree in Business Education in Industry and Technology.? It has been a long journey for me to reach where I am currently and most of all I will be the first graduating family member of my Immediate family to complete college in succession.? I hope with this loan I will be able to achieve that by May 2010 and not only make myself proud but my family as well.

My financial situation:
I am a good candidate for this loan because?

I pay my monthly bills on time and prompt, I am in my final semester at UCF so once I receive my degree I will be able to earn more financial income after doing so.?

Monthly net income: $ 1880

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 105
??Car expenses: $ 395 (payment)
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 275
??Clothing, household expenses $ 50-90
??Credit cards and other loans: $ 317
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443178
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$71.82

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1991	Debt/Income ratio:	23%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	21y 9m
Amount delinquent:	$0	Revolving credit balance:	$19,285	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	101%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	1
Screen name:	determined-benjamins4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car Repairs and New Tires
Purpose of loan:
This loan will be used to? Car repairs and new tires for my vehicle.? I recently moved in with my parents as my mother is quite sick so the commute to work is alittle farther (60 miles each way)

My financial situation:
I am a good candidate for this loan because? I am in the MILITARY and i have 22 years of service and I have atleast 6 more years in service left.? I can repay the loan and if you need any other information on my ability to pay this loan back please ask.?

Monthly net income: $ 5792

Monthly expenses: $
??Housing: $ 400 (live with my parents since divorce)
??Insurance: $ 75
??Car expenses: $ 558
??Utilities: $? 50
??Phone, cable, internet: $ 130
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 750
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443182
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$590.54

Auction yield range:	11.06% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1993	Debt/Income ratio:	43%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$13,813	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	the-lively-openness	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate and pay off my credit card balances.?

My financial situation:
I am a good candidate for this loan because I am?paying more than the minimum amount due each month but due to the high interest rates,?most of the payments are being applied to the finance charges and very little to the?principal.? I want to repay my debts but?at a better rate of interest for a fixed period of time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$91.47

Auction yield range:	3.06% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Nov-1999	Debt/Income ratio:	5%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$13,979	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	newest-obedient-credit	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
transmission for my car
Purpose of loan:
This loan will be used to?
repair my automobile that is needed to get to and from work. the 2002 honda acord needs a new transmission which will cost 3400 dollars. write now im borrowing my inlaws car to get to work which i cant keep doing. i have some money saved but not enough to pay for the car to be fixed, and i dont want to spend evrything i have saved, i would like to have a little cash for emrgency purposes.
My financial situation:
I am a good candidate for this loan because? i have a good credit rating. i pay my bills on time every month and always more than the minimum payment. i have a great job as an electrical foreman and have been a reliable employee to my company for at least 10 years. i make a decent salery and if given this loan will make every payment on time and paid off before the term of the loan. hopefully im able to thank the lending institution for my loan if approved.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443192
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$683.55

Auction yield range:	8.06% - 13.00%	Estimated loss impact:	6.49%
Lender servicing fee:	1.00%	Estimated return:	6.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1998	Debt/Income ratio:	60%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,421	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	return-fuse3	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Loan
Purpose of loan:
This loan will be used to? payoff my high interest credit cards

My financial situation:
I am a good candidate for this loan because? I pay my bills on time I just wan to better organize my payments and get one bill at a good rate
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$588.07

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1989	Debt/Income ratio:	23%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$14,197	Occupation:	Clergy
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	heroic-peso	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUSINESS LOANS
Purpose of loan:
This loan will be used to?After School Tutoring Program ????

My financial situation:
I am a good candidate for this loan because? This is a worthy cause and I'm making a postive impact on my community.? I have 4 school teachers who have helped me with this programs for 13 months and it is growing fast...I have made some poor choices in the past but this is what I was born to do...

Monthly net income: $ 1000.00

Monthly expenses: $ 4000
??Housing: $ 2300
??Insurance: $ 120
??Car expenses: $ 645
??Utilities: $ 130
??Phone, cable, internet: $ 90
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443198
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$75.43

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	13 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	43	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$46,101	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	commitment-percolator	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Sever ties to Chase
Purpose of loan:
This loan will be used to pay?down my highest rate credit card.

My financial situation:
I am an excellent?prospect for this loan because I have a lifelong (35 year) history of making all loan payments on time, including student loans, auto loans, mortgages, and credit cards. I am extraordinarily careful about organizing my finances, keeping close watch on debt levels and due dates. I have?ample retirement savings, which I have not yet used to pay down debt, but will?use if and when necessary. My high credit card debt stems from funding a brokerage margin account during the?financial meltdown?of 2009. I am working towards paying down all debt within 3 years.?I keep?personal expenses?very low -- I paid off my MiniCooper loan, and am 8.5 years through a 15 year condo mortgage. I have $40,000.00 in non-retirements?equities, and I can sell these as needed to pay down debt. I have a masters degree and am highly responsible.

Monthly net income: $ 3500.00+ or - (varies)

Monthly expenses: $
??Housing: $ 575
??Insurance: $ 312
??Car expenses: $ 0
??Utilities: $?22
??Phone, cable, internet: $ 75
??Food, entertainment: $?100
??Clothing, household expenses $ 90
??Credit cards and other loans: $ 2500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443202
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1999	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	14	Length of status:	1y 0m
Amount delinquent:	$210	Revolving credit balance:	$1,643	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	4
Screen name:	balance-cycle	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Capital to fund 1.5M in contracts
My husband and I started a concrete company six months ago it is called Advanced PT Systems. The Company specializes in post tension foundations and engineering. I am looking for a loan to help the company complete 1.5 million in contracts it has received to date. These contracts are based on a 25% gross return and will be starting in the next couple of months. We have a very well put together business plan which provides an in depth detail of what the companies true potentials are. My husband has more than 14 years in the concrete industry and has already built one of the top 100 specialty contractors in the United States. Our new company will mimic his past performance with sales in the first year of more than 3 million dollars. ?To put it into perspective we are at 1.5M in contracts in the 3rd week of the year! We can provide copies of contracts to varified lenders. We would also be interested in selling up to 30% of the company. For more information please visit our website at www.advancedptsystems.com
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$49,589	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	keen-camaraderi	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying first of the year expenses
Purpose of loan:
This loan would be used to purchase inventory for 2010 and would help my business to be even more successful than 2009.

My financial situation:
I am a good candidate for this loan,?as I have the ability to pay this?loan off. ?I?am?very hardworking, run a successful business, always pay my bills on time and?I have NEVER not paid off a loan.? In addition, I am expecting to grow by business by at?least?40%..?

Monthly net income: $ 8500.00

Monthly expenses: $
??Housing: $1550.00
??Insurance: $ 300.00
??Car expenses: $?200.00
??Utilities: $ 80.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 125.00
??Credit cards and other loans: $?700.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443214
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	5.00%	Starting borrower rate/APR:	6.00% / 8.06%	Starting monthly payment:	$167.32

Auction yield range:	4.06% - 5.00%	Estimated loss impact:	2.10%
Lender servicing fee:	1.00%	Estimated return:	2.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1998	Debt/Income ratio:	23%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$12,435	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	RC81	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	720-739 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	740-759 (Apr-2008)
Principal balance:	$1,525.76	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Consolidating
Purpose of loan:
This loan will be used to?
Consolidate a balance from credit card.

My financial situation:
I am a good candidate for this loan because?

I always repay what I borrow.? My previous prosper history is good.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.52%	Starting borrower rate/APR:	24.52% / 26.82%	Starting monthly payment:	$197.53

Auction yield range:	11.06% - 23.52%	Estimated loss impact:	10.58%
Lender servicing fee:	1.00%	Estimated return:	12.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1998	Debt/Income ratio:	29%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	9y 9m
Amount delinquent:	$0	Revolving credit balance:	$6,813	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	georgiaman8945	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-699 (Jul-2008) 660-679 (Mar-2008)
Principal balance:	$2,917.29	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
payoff my higher interest credit ca
Purpose of loan:
Payoff my higher interest credit card.
My financial situation:
I am a good candidate for this loan because?i pay my debt on time.?

Monthly net income: $ 45,000.00/year

Monthly expenses: $
??Housing: $ 1350.00
??Insurance: $ 133.00
??Car expenses: $ 345.00
??Utilities: $?200.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$142.89

Auction yield range:	11.06% - 26.00%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2003	Debt/Income ratio:	36%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$12,622	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	equitable-dedication	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a disputed credit card
Purpose of loan:
This loan will be used to pay of a disputed credit card account.? I am an active duty serviceman and I have been out of the country for a couple weeks and missed a two consecutive credit card payments.? I would like to payoff this debt and rid myself of this credit card.?

My financial situation:
I am a good candidate for this loan because I have had excellent credit.? However, because I missed this credit card payment it has lead to a decrease in my credit score from lows 700s to mid 600s.? I have a credit report over the last couple of months and I can verify all credit history.? I can gladly show any W-2, credit statements, or other information.? I would greatly appreciate any help and I have never had any problems paying on time.? Thanks.?

Monthly net income: $ 4800

Monthly expenses: $
??Housing: $?1000
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$480.49

Auction yield range:	3.06% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1981	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	860-879 (Jan-2010)	Current / open credit lines:	13 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	32	Length of status:	20y 9m
Amount delinquent:	$0	Revolving credit balance:	$35,105	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bright-basis9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Add to 300000 cash for new home
Purpose of loan:
This loan will be used to add to 300000 cash we are paying for new home and just a bit shy of all costs?

My financial situation:
I am a good candidate for this loan because?I have very good credit.? Have never left any debt unpaid.? I have owned my restaurant and general store for 21 years.
It is very established?and brings in very good steady income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443232
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$458.29

Auction yield range:	17.06% - 21.00%	Estimated loss impact:	35.69%
Lender servicing fee:	1.00%	Estimated return:	-14.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1998	Debt/Income ratio:	>1000%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	21	Length of status:	4y 11m
Amount delinquent:	$11,901	Revolving credit balance:	$2,535	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	104%	Stated income:	$1-$24,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	0
Screen name:	agreement-faire8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to? to pay a debt

My financial situation:
I am a good candidate for this loan because?I have a full time and stable job
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443238
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.06%	Starting borrower rate/APR:	12.06% / 14.19%	Starting monthly payment:	$265.94

Auction yield range:	11.06% - 11.06%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1988	Debt/Income ratio:	23%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	20 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	73	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,958	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	credit-yoga8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off bills
Purpose of loan:
This loan will be used to?I RECENT GOT SEPERTAED FROM MY HUSBAND AND JUST NEED A NEW?START..I NEED THIS LOAN TO PAY OFF CREDIT CARDS WITH HIGH INSTERST RATES AND TO HAVE ONE BILL TO PAY ONS THESE BILL SO I CAN HAVE ENOUGH MONEY TO SIRVIVE THE MONTH INSTEAD OF PAY CHECK TO PAY CHECK..IF I HAVE A FEW YEARS TO PAY THIS LOAN I ILL BE ABLE TO PAY MORE ON THIS LOAN IF I CAN ..I KNOW I CAN MAKE MY PAYMENTS,MY TRUCK PAYMENT IS?$?354. MONTHLY?AND A FEW LITTLE BILLS JUST WANT ONE PAYMENT AT THIS TIME. THANK YOU FOR YOUR TIME...

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443244
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$117.61

Auction yield range:	11.06% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1997	Debt/Income ratio:	15%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	46	Length of status:	26y 10m
Amount delinquent:	$4,386	Revolving credit balance:	$3,337	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Helpme15	Borrower's state:	Mississippi	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to?pay off my debt.?Due to the economy I had to take a huge pay cut in order to keep my job and this loan will?be a big help.

My financial situation:
I am a good candidate for this loan because? I pay all of my bills I am?just having a hard time now due to the economy that is why?I need to get this loan so I can pay a few things off and start the New year off in control of my debt. Thanks for bidding

Monthly net income: $ 2000 Take home?

Monthly expenses: $?
??Housing: $ 655
??Insurance: $100?
? Car expenses: $100 a month for gas?
??Utilities: $?220
??Phone, cable, internet: $?85
??Food, entertainment: $?150?just food (not?Entertainment)
??Clothing, household expenses $0 don't buy clothes and household expenses on a monthly basis?
??Credit cards and other loans: $450
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.99%	Starting borrower rate/APR:	9.99% / 12.10%	Starting monthly payment:	$596.86

Auction yield range:	8.06% - 8.99%	Estimated loss impact:	8.68%
Lender servicing fee:	1.00%	Estimated return:	0.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	26	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$60,371	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	generosity-topper6	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off tool and truck debt
Purpose of loan:
This loan will be used to?pay off credit cards that were used to?finance my tools and company truck in 2007/2008.
My financial situation:
I am a good candidate for this loan because I have my life savings and three years of work into creating a company with good referals, and I have been paying regular payments from the biginning of my business in 2006.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443286
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1987	Debt/Income ratio:	24%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$107,844	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	influential-nickel7	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Replace Air Conditioner
Purpose of loan:
This loan will be used to replace an air conditioner

My financial situation:
I am a good candidate for this loan because I am in good financial order with a solid job and payment history

Monthly net income: $ 8750.00

Monthly expenses: $ 3850
??Housing: $1500
??Insurance: $150
??Car expenses: $800
??Utilities: $300
??Phone, cable, internet: $300
??Food, entertainment: $400
??Clothing, household expenses $100
??Credit cards and other loans: $400
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443298
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$175.79

Auction yield range:	11.06% - 15.00%	Estimated loss impact:	10.34%
Lender servicing fee:	1.00%	Estimated return:	4.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1991	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$28,024	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Curious	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Close to graduating, semester loan
Purpose of loan:
Due to some red tape at my school's Financial Aid office I cannot receive the student loan I was approved for this semester.? I am 2 semesters from Graduation and do not want to delay based on mindless bureaucracy. I paid last semester's tuition out of my own pocket but unfortunately have not been able to replenish my savings in time for this semester.

My financial situation:
In addition to being a student, I work full time with a great salary.?I have worked in the same industry for more than 10 years, and?have owned my own home for more than 5 years.? I?am responsible with debt.? I paid last semester's tuition out of my own pocket but unfortunately have not been able to replenish my savings in time for this semester. My current credit rating is due to two things: 1 late payment within the past 6 months because a?Private Educational lender indicating a past due amount despite the loan being in deferment, and a high utilization rate because I have a Home Equity Line that was frozen due to the current slide in property values.?My credit score remains above 700 despite these issues.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443316
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 11.93%	Starting monthly payment:	$31.52

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-1986	Debt/Income ratio:	18%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	23 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	67	Length of status:	15y 0m
Amount delinquent:	$0	Revolving credit balance:	$79,978	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	hispagirl	Borrower's state:	Florida	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	28 ( 100% )	720-739 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	720-739 (May-2008) 780-799 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Help my son with his tuition
Purpose of loan:
Right now, with the situation everyone is in, I need that little extra help one again. My son is on his 3rd year of school and I'd like to pay for his tuition this semester, but don't have the funds to do so. In March I'm getting some extra money which I can then repay my debt in full.

My financial situation:
I am a good candidate because as you can all see from Prosper record, my loan to prosper was paid and ahead of time. My credit is not that great, although I've never been late on any of my debts. I simply needed more card help this year due to current circumstances.? I thank everyone ahead of time for your consideration. Thank you
Information in the Description is not verified.